UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Nuveen New York Dividend Advantage Municipal Fund 2

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE TO HOLDERS OF

VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

OF

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NAN)

(“DIVIDEND ADVANTAGE” OR THE “ACQUIRING FUND”)

AND

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXK)

(“DIVIDEND ADVANTAGE 2”)

[—], 2015

Although we recommend that you read the complete Joint Proxy Statement, for your convenience we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving the enclosed Joint Proxy Statement?

A.	You are receiving the Joint Proxy Statement in connection with the annual shareholder meetings of Dividend Advantage 2 and the Acquiring Fund. The following proposals will be considered:

—	the election of members of the Board of Trustees of Dividend Advantage 2 and the Acquiring Fund (the list of specific nominees is contained in the enclosed Joint Proxy Statement);

—

the reorganization of each of: (i) Nuveen New York Performance Plus Municipal Fund, Inc. (“Performance Plus”) (the “Performance Plus Reorganization”); and (ii) Dividend Advantage 2 (together with Performance Plus, the “Target Funds” or each, a “Target Fund”) into the Acquiring Fund (collectively with the Target Funds, the “Funds” or each, a “Fund”) (the “Dividend Advantage 2 Reorganization” and, together with the Performance Plus Reorganization, the “Reorganizations” and each, a “Reorganization”); and

—	the issuance of additional common shares by the Acquiring Fund in connection with the Reorganizations.

Your Fund’s Board of Trustees, including the independent Board members, unanimously recommends that you vote FOR each proposal applicable to your Fund.

Q.	What actions have the Boards of Trustees of Dividend Advantage 2 and the Acquiring Fund approved?

A.	The boards of directors/trustees of Nuveen’s municipal closed-end funds (each, a “Board” or collectively, the “Board”), including the Boards of Trustees of the Acquiring Fund and Dividend Advantage 2, have approved a series of mergers of single-state municipal closed-end funds, including the Reorganizations.

Q.	What proposals will shareholders of Dividend Advantage 2 and the Acquiring Fund be asked to vote on in connection with the Reorganizations?

A.	Shareholders of Dividend Advantage 2 will be asked to vote on an Agreement and Plan of Reorganization, with common shareholders and preferred shareholders voting together as a single class and preferred shareholders also voting separately. Shareholders of the Acquiring Fund will be asked to vote on the issuance of additional common shares in connection with the Reorganizations, with common shareholders and preferred shareholders voting together as a single class and common shareholders also voting separately. In addition, preferred shareholders of the Acquiring Fund will be asked to vote on the Agreement and Plan of Reorganization. The enclosed Joint Proxy Statement is being sent only to preferred shareholders of Dividend Advantage 2 and the Acquiring Fund. Each Fund is separately soliciting the votes of its common shareholders through a joint proxy statement/prospectus, and Performance Plus is soliciting the votes of its preferred shareholders through a separate proxy statement.

Q.	Why has the Board recommended this proposal?

A.	Each Fund’s Board has determined that its respective Reorganization(s) would be in the best interests of its Fund. Each Fund’s Board considered the Reorganization(s) as part of a broad initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products. The Acquiring Fund and the Target Funds have similar investment objectives, policies and risks and substantially similar portfolio compositions and are managed by the same portfolio manager. In light of these similarities, the proposed Reorganizations are intended to reduce fund redundancies and create a single, larger state fund that may benefit from anticipated operating efficiencies and economies of scale. The proposed Reorganizations also are intended to result in lower total expenses per common share (excluding the costs of leverage) for shareholders of each Fund (as shareholders of the combined fund following the Reorganizations), due to economies of scale resulting from the larger size of the combined fund, and to enhance the secondary trading market for common shares of the Acquiring Fund as a result of the greater share volume of the combined fund. As a result of differences in the cost of leverage, the projected total expense ratio (including cost of leverage) of the combined fund as of the date presented in the Comparative Fee Table in the enclosed Joint Proxy Statement is equal to the total expense ratio (including cost of leverage) for each of the Acquiring Fund and Dividend Advantage 2 and lower than the total expense ratio (including cost of leverage) for Performance Plus.

Q.	How will holders of Variable Rate MuniFund Term Preferred Shares be affected by the Reorganizations?

A.	The Acquiring Fund has one series of Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) outstanding as of the date of the enclosed Joint Proxy Statement, and these shares will remain outstanding following the Reorganizations. Dividend Advantage 2 has one series of VMTP Shares outstanding as of the date of the enclosed Joint Proxy Statement. Upon the closing of the Dividend Advantage 2 Reorganization, holders of VMTP Shares of Dividend Advantage 2 will receive one newly issued VMTP Share of a new series of the Acquiring Fund with substantially identical terms, as of the closing of the Reorganization, for each VMTP Share of Dividend Advantage 2 exchanged therefor.

Performance Plus has one series of Variable Rate Demand Preferred Shares (“VRDP Shares”) outstanding as of the date of the enclosed Joint Proxy Statement. In addition to issuing VMTP Shares to the holders of VMTP Shares of Dividend Advantage 2, the Acquiring Fund also will issue a new series of VRDP Shares to holders of VRDP Shares of Performance Plus in connection with the Reorganization of Performance Plus into the Acquiring Fund. As a result, preferred shareholders of the Funds will become preferred shareholders of a combined fund with more than one series and two different types of preferred shares (i.e., VRDP Shares and VMTP Shares) outstanding. The outstanding VMTP Shares of the Acquiring Fund and the preferred shares to be issued in the Reorganizations will rank on parity with each other and with any other preferred shares that the Acquiring Fund may issue in the future as to the payment of dividends and the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the different series of preferred shares may be subject to differing provisions regarding redemptions, dividend payments, rating requirements and other matters as discussed in more detail in the enclosed Joint Proxy Statement.

Holders of VMTP Shares of the Acquiring Fund and Dividend Advantage 2 are expected to benefit from the larger size of the combined fund due to the larger combined fund’s ability to invest in a more diverse pool of securities. However, following the Reorganizations, holders of preferred shares of the combined fund will hold a smaller percentage of the outstanding preferred shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganizations.

Q.	Will holders of VMTP Shares of Dividend Advantage 2 receive new shares in exchange for their current shares?

A.	Yes. Upon the closing of the Dividend Advantage 2 Reorganization, shareholders of Dividend Advantage 2 will become shareholders of the Acquiring Fund. Holders of VMTP Shares of Dividend Advantage 2 will receive, on a one-for-one basis, newly issued VMTP Shares of the Acquiring Fund having substantially identical terms, as of the closing of the Reorganization, as the VMTP Shares of Dividend Advantage 2 exchanged therefor.

Q.	Will the terms of the VMTP Shares to be received by current Dividend Advantage 2 preferred shareholders as part of the Dividend Advantage 2 Reorganization be substantially identical to the terms of the VMTP Shares of Dividend Advantage 2 currently outstanding?

A.	Yes. The terms of the VMTP Shares to be received by current Dividend Advantage 2 preferred shareholders will be substantially identical, as of the closing of the Reorganization, to the terms of the VMTP Shares of Dividend Advantage 2 exchanged therefor, including the same:

—	dividend rate and dividend rate determination method, including applicable spread adjustments;

—	mandatory and optional redemption terms, including the same term redemption date;

—	voting and consent rights;

—	registration rights; and

—	information delivery requirements.

In addition, the Agreement and Plan of Reorganization provides that the series of Acquiring Fund VMTP Shares to be issued in the Dividend Advantage 2 Reorganization will be rated no less than the then-current rating(s) assigned to the Dividend Advantage 2 VMTP Shares being exchanged therefor. Following the Dividend Advantage 2 Reorganization, former Dividend Advantage 2 VMTP shareholders and Acquiring Fund VMTP shareholders will be VMTP shareholders of a larger fund with two series of VMTP Shares outstanding, and one series of VRDP Shares outstanding.

Q.	Do the Funds have similar investment objectives, policies and risks?

A.	Yes. The Funds have similar investment objectives, policies and risks and are managed by the same portfolio manager. While there are certain immaterial wording differences among the Funds’ investment objectives, each Fund emphasizes: (i) investment in tax-exempt municipal securities providing current income exempt from regular federal, New York State and New York City income taxes; and (ii) the enhancement of portfolio value relative to the municipal bond market through investment in municipal securities that, in the opinion of the Fund’s investment adviser or sub-adviser, are underrated or undervalued or that represent municipal markets or municipal market sectors that are undervalued. Each Fund also emphasizes investments in investment grade municipal securities. Each Fund is a diversified, closed-end management investment company and currently engages in leverage through the issuance of preferred shares and the use of inverse floating rate securities.

Q.	Do the Reorganizations constitute a taxable event for holders of VMTP Shares of Dividend Advantage 2?

A.	No. Each Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization. To the extent that portfolio securities of Dividend Advantage 2 are sold in connection with the Reorganizations, Dividend Advantage 2 may recognize gains or losses. Gains from such sales will be taxable to Dividend Advantage 2 preferred shareholders to the extent such amounts are required to be allocated to distributions received by Dividend Advantage 2 preferred shareholders. However, because Dividend Advantage 2’s current portfolio composition is substantially similar to that of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganizations (such sales are expected to be less than 5% of the assets of Dividend Advantage 2).

Q.	What will happen if the required shareholder approvals in connection with the Reorganizations are not obtained?

A.	The closing of each Reorganization is contingent upon the closing of both of the Reorganizations. Because the closing of the Reorganizations is contingent upon both Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that your Fund’s Reorganization(s) will not occur, even if your Fund obtains the requisite shareholder approval and your Fund satisfies (or obtains the waiver of) all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

Q.	Will holders of VMTP Shares have to pay any fees or expenses in connection with the Reorganizations?

A.	No. Common shareholders will indirectly bear the costs of the Reorganizations, whether or not the Reorganizations are consummated. Preferred shareholders will not bear any costs of the Reorganizations. The total costs of the Reorganizations are estimated to be $945,000 and each Fund’s allocable share of such costs will be reflected in its net asset value at or before the close of trading on the business day immediately prior to the closing of the Reorganizations. The estimated allocation of the costs among the Funds is as follows: $285,000 (0.21%) for the Acquiring Fund, $40,000 (0.02%) for Performance Plus and $620,000 (0.66%) for Dividend Advantage 2 (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended September 30, 2014). The allocation of the costs of the Reorganizations will be based on the relative expected benefits of the Reorganizations comprised of forecasted cost savings (excluding the costs of leverage) and distribution increases, if any, to each Fund during the first year following the Reorganizations. The Reorganizations are expected to result in cost savings (excluding the costs of leverage) for shareholders of each Fund.

Q.	What is the timetable for the Reorganizations?

A.	If the shareholder voting and other conditions to closing are satisfied (or waived), the Reorganizations are expected to take effect on or about May 11, 2015, or as soon as practicable thereafter.

Q.	How does the Board recommend that I vote on the Reorganizations?

A.	After careful consideration, each Fund’s Board has determined that the Reorganizations are in the best interests of its Fund and recommends that you vote FOR your Fund’s proposal(s).

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at (800) 254-6192 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

[—], 2015

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NAN)

(“DIVIDEND ADVANTAGE” OR THE “ACQUIRING FUND”)

AND

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXK)

(“DIVIDEND ADVANTAGE 2”)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 20, 2015

To Holders of Variable Rate MuniFund Term Preferred Shares:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen New York Dividend Advantage Municipal Fund (“Dividend Advantage” or the “Acquiring Fund”) and Nuveen New York Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2”) will be held in the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on Monday, April 20, 2015, at 2:00 p.m., Central time, for the following purposes:

1.	Election of Board Members.

For Dividend Advantage and Dividend Advantage 2:

(a)	Two (2) Class III board members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board members Evans and Schreier are nominees for election by all shareholders.

(b)	Two (2) board members are to be elected by holders of preferred shares only, voting separately. Board members Hunter and Schneider are nominees for election by preferred shareholders.

2.	Agreement and Plan of Reorganization. The shareholders of each of Dividend Advantage and Dividend Advantage 2 voting as set forth below for an Agreement and Plan of Reorganization pursuant to which each of Nuveen New York Performance Plus Municipal Fund, Inc. (“Performance Plus”) and Dividend Advantage 2 (together with Performance Plus, the “Target Funds” or each, a “Target Fund”) would: (i) transfer substantially all of its assets to the Acquiring Fund (collectively with the Target Funds, the “Funds” or each, a “Fund”) in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares); and (iii) liquidate, dissolve and terminate in accordance with applicable law.

(a)	For Dividend Advantage:

The preferred shareholders voting separately to approve the Agreement and Plan of Reorganization.

(b)	For Dividend Advantage 2:

(i)	The common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Reorganization.

(ii)	The preferred shareholders voting separately to approve the Agreement and Plan of Reorganization.

3.	Approval of Issuance of Additional Common Shares by the Acquiring Fund.

For Dividend Advantage:

(a)	The common and preferred shareholders voting together as a single class to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.

(b)	The common shareholders voting separately to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.

4.	To transact such other business as may properly come before the Annual Meeting.

Together with this notice, each of Dividend Advantage and Dividend Advantage 2 is delivering to holders of its preferred shares a Joint Proxy Statement and to holders of its common shares a separate joint proxy statement/prospectus with respect to the matters outlined above. Only shareholders of record as of the close of business on February 20, 2015 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense for the Funds and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Annual Meeting in person and you are a record holder of preferred shares of a Fund, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of preferred shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

JOINT PROXY STATEMENT

FOR

HOLDERS OF VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

OF

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NAN)

(“DIVIDEND ADVANTAGE” OR THE “ACQUIRING FUND”)

AND

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXK)

(“DIVIDEND ADVANTAGE 2”)

[—], 2015

This Joint Proxy Statement is being furnished to the holders of Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) of Nuveen New York Dividend Advantage Municipal Fund (“Dividend Advantage” or the “Acquiring Fund”) and Nuveen New York Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2”), each a closed-end management investment company organized as a Massachusetts business trust, in connection with the solicitation of proxies by the board of trustees of each of the Acquiring Fund and Dividend Advantage 2 for use at the Annual Meeting of Shareholders to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on Monday, April 20, 2015, at 2:00 p.m., Central time, and at any and all adjournments or postponements thereof (each, an “Annual Meeting” and collectively, the “Annual Meetings”), to consider the proposals listed below and discussed in greater detail elsewhere in this Joint Proxy Statement. Among other proposals, the boards of trustees or boards of directors, as applicable, of Nuveen’s municipal closed-end funds (each, a “Board” or collectively, the “Board” or the “Boards” and each trustee or director, a “Board Member”) have approved a series of mergers of single-state municipal closed-end funds, including the reorganization of each of Nuveen New York Performance Plus Municipal Fund, Inc. (“Performance Plus”) and Dividend Advantage 2 (together with Performance Plus, the “Target Funds” or each, a “Target Fund”) into the Acquiring Fund (collectively with the Target Funds, the “Funds” or each, a “Fund”). Performance Plus is organized as a Minnesota corporation. The enclosed proxy card and this Joint Proxy Statement are first being sent to holders of VMTP Shares of Dividend Advantage 2 and the Acquiring Fund on or about [—], 2015. Shareholders of record of the Funds as of the close of business on February 20, 2015 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

This Joint Proxy Statement explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement. Please read it carefully and keep it for future reference.

On the matters coming before the Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposals.

Shareholders of the Funds who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the proposal by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The following table indicates the proposals for which the votes of the holders of VMTP Shares of the Funds are being solicited pursuant to this Joint Proxy Statement.

Matter		Preferred Shares
For shareholders of Dividend Advantage,

1(a)(i)	the common and preferred shareholders voting together as a single class to elect two (2) Class III Board Members,	X	*

1(a)(ii)	the preferred shareholders voting separately to elect two (2) Board Members,	X

2(a)	the preferred shareholders voting separately to approve the Agreement and Plan of Reorganization,	X

3(a)	the common and preferred shareholders voting together as a single class to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization,	X	*

For shareholders of Dividend Advantage 2,

1(a)(i)	the common and preferred shareholders voting together as a single class to elect two (2) Class III Board Members,	X	*

1(a)(ii)	the preferred shareholders voting separately to elect two (2) Board Members,	X

2(b)(i)	the common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Reorganization,	X	*

2(b)(ii)	the preferred shareholders voting separately to approve the Agreement and Plan of Reorganization.	X	*

*	Dividend Advantage and Dividend Advantage 2 are separately soliciting the votes of their common shareholders on each of the foregoing proposals that requires common shareholders to vote together with preferred shareholders as a single class through a separate joint proxy statement/prospectus.

A quorum of shareholders is required to take action at the Annual Meeting. A majority of the shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Annual Meeting, except that for the election of two Board Member nominees to be elected by holders of preferred shares of each Fund, 33  1/3% of the preferred shares entitled to vote, represented in person or by proxy, will constitute a quorum. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), if any, as present for purposes of determining a quorum.

ii

Broker-dealer firms holding common or preferred shares of Dividend Advantage and Dividend Advantage 2 in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Annual Meeting. Dividend Advantage or Dividend Advantage 2 understand that, under the rules of the New York Stock Exchange (“NYSE”), such broker-dealer firms may, for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal No. 1 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal No. 1.

VMTP Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the NYSE, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of VMTP Shares who have voted on the proposal. Rule 452 permits proportionate voting of VMTP Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the VMTP Shares outstanding has been voted by the holders of such shares with respect to such item, (ii) less than 10% of the VMTP Shares outstanding has been voted by the holders of such shares against such item and (iii) for any proposal as to which holders of common shares and preferred shares vote as a single class, holders of common shares approve the proposal. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Those persons who were shareholders of record at the close of business on February 20, 2015 will be entitled to one vote for each share held and, with respect to holders of common shares, a proportionate fractional vote for each fractional common share held.

As of February 20, 2015, the shares of the Acquiring Fund and each Target Fund issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)		VMTP Shares(1)	VRDP Shares(1)
Acquiring Fund (NAN)	[	—]	560	—
Performance Plus (NNP)	[	—]	—	890
Dividend Advantage 2 (NXK)	[	—]	380	—

(1)	The common shares of the Acquiring Fund and Performance Plus are listed on the NYSE, and the common shares of Dividend Advantage 2 are listed on the NYSE MKT. Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE. Each of the Acquiring Fund and Dividend Advantage 2 has one series of VMTP Shares outstanding. Performance Plus has one series of Variable Rate Demand Preferred Shares (“VRDP Shares”) outstanding. Neither the VMTP Shares nor the VRDP Shares are listed on any exchange.

iii

The proposed reorganizations seek to combine three funds that have similar investment objectives, policies and risks to achieve certain economies of scale and other operational efficiencies for the Funds. The Agreement and Plan of Reorganization by and among each Target Fund and the Acquiring Fund provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued VMTP Shares of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, or newly issued VRDP Shares of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, as applicable, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (ii) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund preferred shares received by each Target Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law (each, a “Reorganization” and together, the “Reorganizations”). Preferred shareholders of Dividend Advantage 2 will receive the same number of Acquiring Fund VMTP Shares, having substantially identical terms as the outstanding Dividend Advantage 2 VMTP Shares held by such preferred shareholders immediately prior to the closing of the Reorganization of Dividend Advantage 2 (the “Dividend Advantage 2 Reorganization”). The aggregate liquidation preference of the Acquiring Fund VMTP Shares received in connection with the Dividend Advantage 2 Reorganization will equal the aggregate liquidation preference of the Dividend Advantage 2 VRDP Shares held immediately prior to the closing of the Reorganization.

The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will rank on parity with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including the preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement.

With respect to the Dividend Advantage 2 Reorganization, the Reorganization is required to be approved by the affirmative vote of the holders of a majority of Dividend Advantage 2’s outstanding common and preferred shares, voting together as a single class, and by the affirmative vote of a majority of Dividend Advantage 2’s outstanding preferred shares, also voting separately. Common and preferred shareholders of the Acquiring Fund, voting together as a single class, and common shareholders, also voting separately, are being asked to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations. In addition, the Reorganizations are required to be approved by the affirmative vote of a majority of the Acquiring Fund’s outstanding preferred shares, voting separately.

The closing of each Reorganization is contingent upon the closing of both of the Reorganizations. In order for the Reorganizations to occur, each Fund must obtain all requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including rating agencies with respect to outstanding preferred shares and the liquidity provider with respect to the outstanding VRDP Shares of Performance Plus. Because the closing of the Reorganizations is contingent upon both of the Target Funds and the Acquiring Fund obtaining the

iv

requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on the Agreement and Plan of Reorganization approve the Reorganization(s) and your Fund satisfies (or obtains the waiver of) all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. The VMTP Shares of the Acquiring Fund and Dividend Advantage 2 and the VRDP Shares of Performance Plus were issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, the shareholder approval required for that Fund’s Reorganization(s) may turn on the exercise of voting rights by such particular shareholder(s) and its (or their) determination as to the favorability of the proposal with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such shareholder(s) with respect to the applicable Reorganization proposal(s), and there is no guarantee that such shareholder(s) will approve the proposal(s). If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

This Joint Proxy Statement concisely sets forth the information holders of VMTP Shares of the Acquiring Fund and Dividend Advantage 2 should know before voting on the proposals. Shareholders should read it carefully and retain it for future reference.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Joint Proxy Statement by reference:

(i)	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Fund’s Annual Report for the fiscal year ended September 30, 2014;

(ii)	the audited financial statements and related independent registered public accounting firm’s report for Dividend Advantage 2 and the financial highlights for Dividend Advantage 2 contained in the Fund’s Annual Report for the fiscal year ended September 30, 2014; and

(iii)	the audited financial statements and related independent registered public accounting firm’s report for Performance Plus and the financial highlights for Performance Plus contained in the Fund’s Annual Report for the fiscal year ended September 30, 2014.

No other parts of the Funds’ Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. In addition, each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Funds by calling (800) 257-8787 or by writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds may be inspected

v

without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (3 World Financial Center, Suite 400, New York, New York 10281) or Chicago Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

The common shares of the Acquiring Fund and Performance Plus are listed on the NYSE, and the common shares of Dividend Advantage 2 are listed on the NYSE MKT. Neither the VMTP Shares of the Acquiring Fund and of Dividend Advantage 2 nor the VRDP Shares of Performance Plus are listed on any exchange. Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE and NYSE MKT, 11 Wall Street, New York, New York 10005.

The offering and issuance of VMTP Shares of the Acquiring Fund have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, the VMTP Shares may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the VMTP Shares to be issued in the Dividend Advantage 2 Reorganization are being offered and sold only to holders of VMTP Shares of Dividend Advantage 2 that are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and are subject to restrictions on transfer. See the Confidential Information Memorandum (the “Memorandum”) attached as Appendix E to this Joint Proxy Statement.

vi

PROXY STATEMENT

[—], 2015

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NAN )

(“DIVIDEND ADVANTAGE” OR THE “ACQUIRING FUND”)

AND

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXK)

(“DIVIDEND ADVANTAGE 2”)

vii

(continued)

viii

PROPOSAL NO. 1—THE ELECTION OF BOARD MEMBERS

(PREFERRED SHAREHOLDERS OF EACH FUND)

Pursuant to the organizational documents of Dividend Advantage and Dividend Advantage 2, the Board is divided into three classes (Class I, Class II and Class III), to be elected by the holders of the outstanding common shares and any outstanding preferred shares, voting together as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. Under normal circumstances, holders of preferred shares, voting separately, are entitled to elect two (2) Board Members. The Board Members elected by holders of preferred shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified.

a.	Two (2) Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board Members Evans and Schreier have been designated as Class III Board Members and are nominees for election at the Annual Meeting to serve for a term expiring at the 2018 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Adams, Kundert, Nelson, Stockdale, Stone, Stringer and Toth are current and continuing Board Members. Board Members Stockdale, Stone and Stringer have been designated as Class I Board Members to serve for a term expiring at the 2016 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Adams, Kundert, Nelson and Toth have been designated as Class II Board Members to serve for a term expiring at the 2017 annual meeting of shareholders or until their successors have been duly elected and qualified.

b.	Two (2) Board Members are to be elected by holders of preferred shares, voting separately. Board Members Hunter and Schneider are nominees for election by holders of preferred shares to serve for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of Dividend Advantage and Dividend Advantage 2 if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by the then-present Board of Dividend Advantage or Dividend Advantage 2.

For each Fund, Class III Board Member Evans, a nominee for election by holders of common and preferred shares, was last elected at the annual meeting of shareholders held on March 30, 2012, and adjourned to May 8, 2012. Class III Board Member Schreier, who is also a nominee for election, was appointed to the Board effective September 1, 2013, and elected at a special meeting of shareholders held on August 5, 2014, and, with respect to Dividend Advantage 2, adjourned to September 19, 2014. Board Members Stockdale, Stone and Stringer were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on April 3, 2013. Class II Board Members Kundert and Toth were last elected at each Fund’s annual meeting of shareholders held on January 10, 2014. Effective September 1, 2013, each of Messrs. Adams and Nelson was appointed as a Board Member and designated as a Class II Board Member with respect to each Fund. Thereafter, Messrs. Adams and Nelson were elected by shareholders at each Fund’s annual meeting held on January 10, 2014. Board Members Hunter and Schneider were last elected by holders of preferred shares at the annual meeting of shareholders held on January 10, 2014.

Other than Messrs. Adams and Schreier (for both the Acquiring Fund and Dividend Advantage 2), each of the Board Members and Board Member nominees is not an “interested person,” as defined in the 1940 Act, of the Funds or of Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Fund, and has never been an employee or director of Nuveen Investments, Inc. (“Nuveen Investments”), the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

For each of the Acquiring Fund and Dividend Advantage 2, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect each Board Member of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members.

The Board of each of Dividend Advantage and Dividend Advantage 2 unanimously recommends that shareholders vote FOR the election of each Board Member identified in the table below designated as a Class III Board Member.

Board Nominees/Board Members

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are not interested persons of Dividend Advantage and Dividend Advantage 2

William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1944	Chairman of the Board; Board Member	Term: Annual Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of MedAmerica Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	195	None

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Class III Board Member until 2015 Annual Shareholder Meeting Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	195	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Annual Length of Service: Since 2004	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	195	Director (since 2004) of Xerox Corporation.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1942	Board Member	Term: Class II Board Member until 2017 Annual Shareholder Meeting Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.	195	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

John K. Nelson c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class II Board Member until 2017 Annual Shareholder Meeting Length of Service: Since 2013

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council , Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets – the Americas (2006-2007), CEO of Wholesale Banking – North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading – North America (1996-2001);

formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).

				195	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2016 Annual Shareholder Meeting Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	195	None

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2016 Annual Shareholder Meeting Length of Service: Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	195	Director, CBOE Holdings, Inc. (since 2010).

Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1944	Board Member	Term: Class I Board Member until 2016 Annual Shareholder Meeting Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	195	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Terence J. Toth(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Class II Board Member until 2017 Annual Shareholder Meeting Length of Service: Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	195	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are “interested persons” of Dividend Advantage and Dividend Advantage 2

William Adams IV(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Class II Board Member until 2017 Annual Shareholder Meeting Length of Service: Since 2013	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President, U.S. Structured Products (1999-2010), of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	195	None
Thomas S. Schreier, Jr.(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class III Board Member until 2015 Annual Shareholder Meeting Length of Service: Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	195	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	Each of Messrs. Adams and Schreier is an “interested person” as defined in the 1940 Act by reason of his respective position(s) with Nuveen Investments and certain of its subsidiaries.

In order to create an appropriate identity of interests between Board Members and shareholders, the boards of directors/trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen complex.

The dollar range of equity securities beneficially owned by each Board Member in the Acquiring Fund and Dividend Advantage 2 and all Nuveen funds overseen by the Board Member as of December 31, 2014 is set forth in Appendix B. The numbers of shares of the Acquiring Fund and Dividend Advantage 2 beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2014 are also set forth in Appendix B. As of December 31, 2014, Board Members and executive officers as a group beneficially owned approximately 1,400,000 shares of all funds managed by the Adviser (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan), and each Board Member’s individual beneficial ownership of the Acquiring Fund and Dividend Advantage 2 constituted less than 1% of the outstanding shares of each such Fund. As of December 31, 2014, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of the Acquiring Fund and Dividend Advantage 2. Information regarding beneficial owners of more than 5% of any class of shares of the Acquiring Fund and Dividend Advantage 2 is provided under “General Information—Shareholders of the Acquiring Fund and Dividend Advantage 2.”

Compensation

Effective January 1, 2015, Independent Board Members receive a $160,000 annual retainer plus: (a) a fee of $5,250 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

Dividend Advantage and Dividend Advantage 2 do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

Dividend Advantage and Dividend Advantage 2 have no employees. The officers of Dividend Advantage and Dividend Advantage 2 and each Board Member of the Fund who is not an Independent Board Member serve without any compensation from the Fund. The table below shows, for each Independent Board Member, (i) the aggregate compensation paid by each of Dividend Advantage and Dividend Advantage 2 to the Board Member for its last fiscal year and (ii) the total compensation paid to the Board Member for services to the Nuveen open-end and closed-end funds advised by the Adviser:

Aggregate Compensation from Dividend Advantage, Dividend Advantage 2 and the Nuveen Funds(1)

Fund	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Dividend Advantage	$1,697	$1,654	$1,682	$385	$1,793	$1,686	$1,696	$1,646	$1,715
Dividend Advantage 2	1,167	1,138	1,157	265	1,234	1,160	1,166	1,132	1,180
Total Compensation from Nuveen Funds Paid to Board Members(2)	$297,182	$270,000	$317,741	$221,167	$355,612	$288,690	$300,662	$268,000	$275,862

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(3)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Dividend Advantage	$—	$—	$—	$—	$—	$—	$—	$—	$—
Dividend Advantage 2	—	—	—	—	—	—	—	—	—

(2)	Based on the total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen funds), to the Board Members for the fiscal year ended September 30, 2014 for services to the Nuveen open-end and closed-end funds advised by the Adviser.

Board Leadership Structure and Risk Oversight

The Board of each of Dividend Advantage and Dividend Advantage 2 oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board, effective July 1, 2013. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee.    The Executive Committee, which meets between regular meetings of the Board as necessary, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Judith M. Stockdale. The number of Executive Committee meetings of each of Dividend Advantage and Dividend Advantage 2 held during its last fiscal year is shown in Appendix C.

Dividend Committee.    The Dividend Committee is authorized to declare distributions on each fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. As of January 1, 2015, the members of the Dividend Committee are William C. Hunter, Chair, Jack B. Evans, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each of Dividend Advantage and Dividend Advantage 2 held during its last fiscal year is shown in Appendix C.

Closed-End Funds Committee.    The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. As of January 1, 2015, the members of the Closed-End Funds Committee are Carole E. Stone, Chair, William Adams IV, Jack B. Evans, William C. Hunter, John K. Nelson and William J. Schneider. The number of Closed-End Funds Committee meetings of each of Dividend Advantage and Dividend Advantage 2 held during its last fiscal year is shown in Appendix C.

Audit Committee.    The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Exchange Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE MKT, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the funds, and the audits of the financial statements of the funds; the quality and integrity of the financial statements of the funds; the funds’ compliance with legal and regulatory requirements relating to the funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the funds’ securities brought to its attention, and considers the risks to the funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. As of January 1, 2015, the members of the Audit Committee are Jack B. Evans, Chair, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of Dividend Advantage and Dividend Advantage 2. A copy of the Charter is attached as Appendix D. The number of Audit Committee meetings of each of Dividend Advantage and Dividend Advantage 2 held during its last fiscal year is shown in Appendix C.

Compliance, Risk Management and Regulatory Oversight Committee.    The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the funds in adopting a particular approach or resolution compared to the anticipated benefits to the funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. As of January 1, 2015, the members of the Compliance Committee are Virginia L. Stringer, Chair, William C. Hunter, John K. Nelson and Judith M. Stockdale. The number of Compliance Committee meetings of each of Dividend Advantage and Dividend Advantage 2 held during its last fiscal year is shown in Appendix C.

Nominating and Governance Committee.     The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation, including the compensation of the Independent Chairman of the Board. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Member at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The number of Nominating and Governance Committee meetings of each of Dividend Advantage and Dividend Advantage 2 held during its last fiscal year is shown in Appendix C.

The number of regular quarterly meetings and special meetings held by the Board of each of Dividend Advantage and Dividend Advantage 2 during the Fund’s last fiscal year is shown in Appendix C. During the last fiscal year, each Board Member attended 75% or more of Dividend Advantage’s and Dividend Advantage 2’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of Dividend Advantage and Dividend Advantage 2 and the number of Board Members who attended the last annual meeting of shareholders of the Fund is posted on the Fund’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications.    In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV

Mr. Adams, an interested Board Member of Dividend Advantage and Dividend Advantage 2, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago. Mr. Adams joined the Board in 2013.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa. Mr. Evans joined the Board in 1999.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society. Mr. Hunter joined the Board in 2003.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University. Mr. Kundert joined the Board in 2005.

John K. Nelson

Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and, during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City and is former chair of the Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University. Mr. Nelson joined the Board in 2013.

William J. Schneider

Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Boards of Tech Town, Inc., a not-for-profit community development corporation, of WDPR Public Radio Station and of Med-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds.

Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton. Mr. Schneider joined the Board in 1996.

Thomas S. Schreier, Jr.

Mr. Schreier, an interested Board Member of Dividend Advantage and Dividend Advantage 2, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame. Mr. Schreier joined the Board in 2013.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University. Ms. Stockdale joined the Board in 1997.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College. Ms. Stone joined the Board in 2006.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual

Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer recently served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company. Ms. Stringer joined the Board in 2011.

Terence J. Toth

Mr. Toth is a Managing Partner of Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Independent Chairman.    William J. Schneider currently serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Board Member Terms.    With respect to Dividend Advantage and Dividend Advantage 2, shareholders will be asked to elect Board Members as each Board Member’s term expires. With respect to Board Members elected by holders of common shares, each such Board Member shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to his or her election or thereafter in each case when his or her respective successor is duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board of Dividend Advantage or Dividend Advantage 2.

The Officers

The following table sets forth information with respect to each officer of Dividend Advantage and Dividend Advantage 2. Officers receive no compensation from the Fund. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	196

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC; Managing Director (since 2014) of Nuveen Fund Advisors, LLC.	89

Name, Address and Year of Birth	Position(s) Heldwith Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Chartered Financial Analyst.	196

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	196

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	196

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009) of Janus Capital Group, Inc.; Chartered Accountant Designation.	196

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	196

Name, Address and Year of Birth	Position(s) Heldwith Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	196

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	196

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	196

Name, Address and Year of Birth	Position(s) Heldwith Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	196

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of January 1, 2015.

PROPOSAL NO. 2—REORGANIZATION OF EACH TARGET FUND INTO THE

ACQUIRING FUND

(PREFERRED SHAREHOLDERS OF EACH FUND)

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement with respect to the proposed Reorganizations and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement and the appendices hereto. Shareholders should read the entire Joint Proxy Statement carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Joint Proxy Statement.

Background and Reasons for the Reorganizations

The boards of directors/trustees of Nuveen’s municipal closed-end funds, including the Board of each Fund, have approved a series of mergers of single-state municipal closed-end funds, including the Reorganization of each Target Fund into the Acquiring Fund. Each Board has determined that the Reorganization(s) proposed for its Fund would be in the best interests of its Fund. Each Fund’s Board considered the Reorganization(s) as part of a broad initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products. The Acquiring Fund and each Target Fund have similar investment objectives, policies and risks, substantially similar portfolio compositions and are managed by the same portfolio manager. The proposed Reorganizations are intended to result in the same or a lower effective management fee rate based on managed assets (which generally includes leverage) due to the availability of lower breakpoints in the applicable fee schedule and lower total expenses per common share (excluding the costs of leverage) for shareholders of each Fund (as shareholders of the combined fund following the Reorganizations) due to economies of scale resulting from the larger size of the combined fund. The proposed Reorganizations are also intended to enhance the secondary trading market for common shares of the Acquiring Fund as a result of the greater share volume of the combined fund. As a result of differences in the cost of leverage, the projected total expense ratio (including cost of leverage) of the combined fund as of the date presented in the Comparative Fee Table in this Joint Proxy Statement is equal to the total expense ratio (including cost of leverage) for each of the Acquiring Fund and Dividend Advantage 2 and lower than the total expense ratio (including cost of leverage) for Performance Plus.

The closing of each Reorganization is contingent upon the closing of both of the Reorganizations. In order for the Reorganizations to occur, each Fund must obtain all requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including rating agencies with respect to outstanding preferred shares and the liquidity provider with respect to the outstanding VRDP Shares of Performance Plus. Because the closing of the Reorganizations is contingent upon both of the Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund that are entitled to vote on the Agreement and Plan of Reorganization approve the Reorganization(s) and your Fund satisfies (or obtains the waiver of) all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganizations, see “Proposal No. 2—Information About the Reorganizations—Reasons for the Reorganizations.”

Material Federal Income Tax Consequences of the Reorganizations

As a condition to closing, each Fund will receive, with respect to its proposed Reorganization(s), an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Reorganization(s) will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, each of Sidley Austin LLP (with respect to the VRDP Shares) and K&L Gates LLP (with respect to the VMTP Shares), as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund preferred shares received in connection with the Reorganizations by holders of the preferred shares of the Target Funds will qualify as equity in the Acquiring Fund for federal income tax purposes. Accordingly, it is expected that no Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganizations. It is also expected that preferred shareholders of Dividend Advantage 2 who receive Acquiring Fund VMTP Shares pursuant to the Dividend Advantage 2 Reorganization will recognize no gain or loss for federal income tax purposes as a direct result of such exchange. To the extent that portfolio securities of Dividend Advantage 2 are sold in connection with the Dividend Advantage 2 Reorganization, Dividend Advantage 2 may recognize gains or losses. Gains from such sales will be taxable to holders of VMTP Shares of Dividend Advantage 2 to the extent such amounts are required to be allocated to distributions received by holders of VMTP Shares of Dividend Advantage 2. However, because Dividend Advantage 2’s current portfolio composition is substantially similar to that of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Dividend Advantage 2 Reorganization (less than 5% of the assets of Dividend Advantage 2).

With respect to the preferred shares of the Acquiring Fund issued in the Reorganizations, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Acquiring Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Reorganizations, including that the Reorganizations will qualify as tax-free reorganizations under the Code, relies on the position that the preferred shares will constitute equity of the Acquiring Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Reorganizations, there can be no assurance that the Internal Revenue Service (the “IRS”) will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest and penalties, and the tax consequences of the Reorganizations could differ significantly from those described above.

Comparison of the Acquiring Fund and each Target Fund

General.    The Acquiring Fund and each Target Fund are diversified, closed-end management investment companies. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.

Organization
Fund	Organization Date	State of Organization	Entity Type
Acquiring Fund	December 1, 1998	Massachusetts	business trust
Performance Plus	October 5, 1989	Minnesota	corporation
Dividend Advantage 2	June 1, 1999	Massachusetts	business trust

Capitalization—Common Shares
Fund	Authorized Shares	Shares Outstanding(1)		Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Acquiring Fund	Unlimited	[	—]	$0.01	None	None	NYSE
Performance Plus	200,000,000	[	—]	$0.01	None	None	NYSE
Dividend Advantage 2	Unlimited	[	—]	$0.01	None	None	NYSE MKT

(1)	As of February 20, 2015.

Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE.

The Acquiring Fund currently has outstanding 560 VMTP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share (the “Outstanding VMTP Shares”), which will remain outstanding following the completion of the Reorganizations. Performance Plus currently has outstanding 890 VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share. Dividend Advantage 2 currently has outstanding 380 VMTP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share. VMTP Shares and VRDP Shares are entitled to one vote per share. In addition to issuing the New VMTP Shares to the preferred shareholders of Dividend Advantage 2, the Acquiring Fund will be issuing a new series of VRDP Shares in exchange for the outstanding VRDP Shares of Performance Plus in connection with the Reorganization of Performance Plus into the Acquiring Fund. As a result of the Reorganizations, preferred shareholders of the Funds would hold reduced voting percentages of preferred shares in the combined fund than they held in the Acquiring Fund or Target Fund individually. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will rank on parity with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have rights and preferences, including liquidation preferences, that are substantially identical (with respect to VMTP Shares) or substantially similar (with respect to VRDP Shares) to those of the outstanding Target Fund preferred shares for which they are exchanged.

Investment Objectives and Policies.    The Funds have similar investment objectives and policies. For each of the Acquiring Fund and Dividend Advantage 2, the investment objectives are to provide current income exempt from regular federal, New York State and New York City income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal securities that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The primary investment objective of Performance Plus is to provide, through investment in a professionally managed portfolio of investment grade quality tax-exempt municipal securities, current income exempt from regular federal, New York State and New York City income taxes. The secondary investment objective of Performance Plus is the enhancement of portfolio value relative to the New York municipal bond market through investments in tax-exempt municipal securities that, in the opinion of the Adviser, are underrated or undervalued or that represent municipal markets that are undervalued. With the exception of the reference to “investment grade quality” in the primary investment objective of Performance Plus and the characterization of the investment objectives as “primary” and “secondary” components, the investment objectives of the Acquiring Fund and Dividend Advantage 2 are otherwise consistent with those of Performance Plus. (As described more fully below, it is a non-fundamental policy of each Fund to invest, under normal circumstances, at least 80% of its managed assets in investment-grade securities.)

It is a fundamental policy of each Fund that, under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments, the income from which is exempt from regular federal, New York State and New York City income taxes.

As a non-fundamental policy, under normal circumstances, each Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one of the nationally recognized statistical rating organizations (each, an “NRSRO” or collectively, the “NRSROs”) that rate such security or are unrated but judged to be of comparable quality by the Adviser and/or Nuveen Asset Management, LLC, the sub-adviser to each Fund (“Nuveen Asset Management” or the “Sub-Adviser”). Also, as a non-fundamental policy, each Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser. Additionally, as a non-fundamental policy, no more than 10% of each Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser.

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which a Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its holdings of these types of portfolio securities. A Fund will be more dependent on the Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policies apply only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various bonds cause a Fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings, Inc. (“Fitch”) represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix B to the Memorandum, attached as Appendix E to this Joint Proxy Statement.

Underrated municipal securities are those whose ratings do not, in the Adviser’s and/or the Sub-Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Adviser’s and/or the Sub-Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. Each Fund’s investment in underrated or undervalued municipal securities will be based on the Adviser’s and/or the Sub-Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. The investment objective pertaining to enhancement of portfolio value (the secondary investment objective for Performance Plus) is not intended to suggest that capital appreciation is itself an objective of each Fund. Instead, each Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by a Fund generally will result in the distribution of taxable capital gains to common shareholders and holders of preferred shares, although some appreciation may result in ordinary income to such shareholders.

Each Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15-30 years, including the effects of leverage, but the average effective maturity of obligations held by a Fund may be lengthened or shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, a Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep a Fund’s cash fully invested, a Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. A Fund may not achieve its investment objectives during such periods. A Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years. As of November 30, 2014, the average effective maturities of the portfolios of the Acquiring Fund, Performance Plus and Dividend Advantage 2 were 18.60, 19.29 and 21.36 years, respectively.

No Fund has established a limit on the percentage of its portfolio that may be invested in municipal securities subject to the alternative minimum tax provisions of federal tax law, and each Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income.

Each Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in municipal securities of the types in which a Fund may invest directly. In addition, each Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

Each Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. A Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

Each Fund may invest in inverse floating rate securities. With respect to the Acquiring Fund and Dividend Advantage 2, such investments may not exceed 15% of the Fund’s Managed Assets. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

Each Fund may borrow money to finance the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce such Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by a Fund’s Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

Credit Quality.    A comparison of the credit quality (as a percentage of total investment exposure, which includes the leveraged effect of the Funds’ investments in tender option bond trusts) of the respective portfolios of the Acquiring Fund and each Target Fund, as of September 30, 2014, is set forth in the table below.

Credit Rating(1)	Acquiring Fund	Performance Plus	Dividend Advantage 2	Combined Fund Pro Forma(2)
AAA/U.S. Guaranteed	17.9%	28.2%	26.1%	24.7%
AA	46.4%	40.2%	34.8%	40.9%
A	12.2%	11.3%	15.0%	12.3%
BBB	5.7%	6.3%	6.4%	6.2%
BB or lower	12.2%	9.5%	12.4%	10.9%
N/R	5.6%	3.8%	5.3%	4.6%
N/A(3)	0.0%	0.7%	0.0%	0.4%

(1)	Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Credit ratings are subject to change. AAA, AA, A, and BBB are investment-grade ratings; BB, B, CCC, CC and D are below investment-grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
(2)	Reflects the effect of the Reorganizations.
(3)	Relates to common stock holdings.

Leverage.    Each Fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities, (b) bank borrowings, and (c) the issuance of preferred shares. Each Fund currently engages in leverage through the issuance of preferred shares and the use of inverse floaters. Certain important ratios related to each Fund’s use of leverage for the last three fiscal years are set forth below:

Acquiring Fund	2014	2013	2012
Asset Coverage Ratio	354.07%	339.83%	369.90%
Regulatory Leverage Ratio(1)	28.24%	29.43%	27.03%
Effective Leverage Ratio(2)	35.62%	38.29%	34.32%

Performance Plus	2014	2013	2012
Asset Coverage Ratio	368.23%	351.87%	384.75%
Regulatory Leverage Ratio(1)	27.16%	28.42%	25.99%
Effective Leverage Ratio(2)	35.76%	38.76%	34.33%

Dividend Advantage 2	2014	2013	2012
Asset Coverage Ratio	357.93%	343.00%	373.23%
Regulatory Leverage Ratio(1)	27.94%	29.15%	26.79%
Effective Leverage Ratio(2)	33.37%	35.97%	33.31%

(1)	Regulatory leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(2)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Board Members and Officers.    The Acquiring Fund and each Target Fund have the same Board Members and officers. The management of each Fund, including general supervision of the duties performed by the Adviser under an investment management agreement between the Adviser and each Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has eleven (11) Board Members, two (2) of whom are “interested persons” (as defined in the 1940 Act) and nine (9) of whom are not interested persons. The names and business addresses of the Board Members and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Proposal No. 1—The Election of Board Members.”

While the Acquiring Fund and Target Funds have the same Board Members, the Massachusetts Funds (i.e., the Acquiring Fund and Dividend Advantage 2) have a board structure that is different from the structure for the Minnesota Fund (i.e., Performance Plus). All members of the board of directors of the Minnesota Fund stand for election each year. In contrast to the Minnesota Fund’s board structure, and pursuant to the Massachusetts Funds’ by-laws, the board of trustees of each Massachusetts Fund is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board. The Acquiring Fund board structure will remain in place following the closing of the Reorganizations.

Investment Adviser.    Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $[—] billion in assets under management as of [—]. On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as a sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management will be compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2015. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee rate for each Fund, payable monthly, is calculated by applying the annual rates set forth in the following schedules to the average total daily assets of the Fund:

Fund-Level Fee Schedule for the Acquiring Fund and Dividend Advantage 2

Average Total Daily Assets(1)	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For managed assets over $2 billion	0.3750%

(1)	For this purpose, assets include assets attributable to all types of leverage.

Fund-Level Fee Schedule for Performance Plus

Average Total Daily Assets(1)	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3875%
For managed assets over $5 billion	0.3750%

(1)	For this purpose, assets include assets attributable to all types of leverage.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. For the services provided pursuant to the Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a fee, payable monthly, equal to 38.4615% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Funds to Nuveen Fund Advisors.

The stated fee rates for the Acquiring Fund and Dividend Advantage 2 are lower at certain asset values than the fee rates of Performance Plus at the same asset levels. The effective fund-level fee rate as a percentage of average total assets for the combined fund is expected to be lower than the current effective fund-level fee rate for the Acquiring Fund and each Target Fund due to the combination of the assets of the Funds and the combined fund’s ability to benefit from available breakpoints in the applicable fee schedule that reduces the fee rate as the Acquiring Fund’s assets increase in size. Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the U.S., as stated in the table below. As of September 30, 2014, the complex-level fee rate for each Fund was 0.1646%.

The annual complex-level fee rate is calculated by reference to the daily “eligible assets” of all Nuveen funds pursuant to the following annual fee schedule:

Complex-Level Fee Rates

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

A discussion of the basis for the Board’s most recent approval of each Fund’s Investment Management Agreement and the Sub-Advisory Agreement is included in the Fund’s Annual Report for the fiscal year ended September 30, 2014.

Portfolio Management.    Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the portfolios of the Funds using a team of analysts and a portfolio manager that focuses on a specific group of funds. Scott R. Romans, Ph.D., is the portfolio manager of the Acquiring Fund and each Target Fund. Mr. Romans assumed portfolio management responsibility for each Fund in January 2011. Mr. Romans will continue to manage the combined fund upon completion of the Reorganizations.

Scott R. Romans, Ph.D., is a Senior Vice President of Nuveen Asset Management. He has direct responsibility for managing approximately $8.75 billion of securities in 15 Nuveen-sponsored investment companies as of September 30, 2014. He joined Nuveen Investments in 2000 as a senior analyst in the education sector. He has been a portfolio manager at Nuveen since 2003 and a Senior Vice President since 2011. Mr. Romans earned his undergraduate degree from the University of Pennsylvania, an M.S.F. from the Illinois Institute of Technology Stuart School of Business, and an M.A. and Ph.D. from the University of Chicago.

Comparative Risk Information

Because the Funds have similar investment objectives and strategies, the principal risks of each Fund are similar. Each Fund is subject to various risks associated with investing primarily in a portfolio of municipal securities, including credit risk, interest rate risk, income risk, municipal securities market risk, prepayment or extension risk, reinvestment risk and liquidity risk. Credit risk is the risk that an issuer may be unable or unwilling to make timely payments of interest or principal. Interest rate risk is the risk that changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Income risk is the risk that falling interest rates will cause a Fund’s income to decline. Municipal securities market risk is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, regulatory developments or enforcement actions, uncertainties related to the tax status of municipal securities, or the rights of investors. Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, a Fund may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Fund (this is known as reinvestment risk). Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may decline because their interest rates are lower than current market rates and they remain outstanding longer than anticipated. Liquidity risk exists when particular investments are difficult to purchase or sell. Each Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Each Fund is also subject to the risk of concentrating its investments in a single state and is subject to the economic, political and other risks of investing in entities or securities associated with the State of New York and New York City.

The principal risks of investing in the Acquiring Fund are described in more detail in the Memorandum attached as Appendix E to this Joint Proxy Statement. An investment in a Target Fund is also subject to each of these principal risks.

Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses for each Fund’s fiscal year ended September 30, 2014, as adjusted as described in footnote 1 below, and the pro-forma expenses for the 12 months ended September 30, 2014 for the combined fund. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table(1)

	Acquiring Fund	Performance Plus	Dividend Advantage 2	Combined Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets applicable to common shares)
Management Fees	0.96%	0.96%	0.94%	0.94%
Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters(3)	0.42%	0.58%	0.42%	0.50%
Other Expenses(4)	0.19%	0.12%	0.21%	0.13%

Total Annual Expenses	1.57%	1.66%	1.57%	1.57%

(1)	“Annual Expenses (as a percentage of net assets applicable to common shares)” are based on the expenses of the Acquiring Fund and Target Funds for the twelve (12) months ended September 30, 2014, subject to the following adjustments. For the Acquiring Fund and Dividend Advantage 2, Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters have been restated to reflect the redemption of $55.36 million and $37.89 million, respectively, MTP Shares on June 16, 2014 and the issuance of $56 million and $38 million of VMTP Shares, respectively, on June 4, 2014 using actual fees, with respect to VMTP Shares, as if they had been in effect throughout the entire previous fiscal year. Additionally, for the Acquiring Fund and Dividend Advantage 2, Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters have been restated to exclude a one-time expense related to the redemption of the MTP Shares, which increased actual expenses for the most recent fiscal year. Fees on Preferred Shares assume annual liquidity and remarketing fees of VRDP Shares, as well as amortization of offering costs.
(2)	The Combined Fund Pro Forma figures reflect the impact of applying the Acquiring Fund’s fund-level management fee rate to the Combined Fund Pro Forma assets and the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganizations. Combined Fund Pro Forma expenses do not include the expenses to be borne by the common shareholders of the Funds in connection with the Reorganizations, which are estimated to be $285,000 (0.21%) for the Acquiring Fund, $40,000 (0.02%) for Performance Plus and $620,000 (0.66%) for Dividend Advantage 2. All percentages are based on average net assets applicable to common shares for the twelve (12) months ended September 30, 2014.
(3)	Fees on Preferred Shares have been restated to reflect annual dividends paid, and annual liquidity and remarketing fees for VRDP Shares, as well as the amortization of offering costs. Interest and Related Expenses from Inverse Floaters include interest expense that arises because accounting rules require each Fund to treat interest paid by trusts issuing certain inverse floating rate investments that may be held by a Fund as having been paid (indirectly) by the Fund. Because the Fund would also recognize a corresponding amount of interest income (also indirectly), the Fund’s net asset value, net investment income, and total return are not affected by this accounting treatment. The actual fees on preferred shares and interest and related expenses from inverse floaters incurred in the future may be higher or lower.
(4)	Other Expenses are estimated based on actual expenses from the prior fiscal year and have been restated to exclude a one-time expense related to costs associated with each Fund’s previously proposed reorganization, which increased actual expenses for the most recent fiscal year.

Example:    The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Acquiring Fund	$16	$50	$86	$187
Performance Plus	$17	$52	$90	$197
Dividend Advantage 2	$16	$50	$86	$187
Combined Fund Pro Forma	$16	$50	$86	$187

Comparative Performance Information

Comparative total return performance for the Funds for periods ended September 30, 2014:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Acquiring Fund	12.79%	6.23%	5.54%	9.29%	5.83%	4.95%
Performance Plus	12.57%	6.02%	5.56%	8.22%	4.81%	5.09%
Dividend Advantage 2	11.49%	5.75%	5.46%	9.18%	5.28%	4.92%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

Because the Funds have similar investment strategies, the principal risks of each Fund are similar. The principal risks of investing in the Acquiring Fund, including risks inherent in investing in VMTP Shares, are described under the caption “Risk Factors” in the Memorandum accompanying this Joint Proxy Statement as Appendix E.

C.	INFORMATION ABOUT THE REORGANIZATIONS

General

The boards of directors/trustees of Nuveen’s municipal closed-end funds, including the Board of each Fund, have approved a series of mergers of single-state municipal closed-end funds, including the Reorganization of each of the Target Funds into the Acquiring Fund. As noted above, the Acquiring Fund and the Target Funds have similar investment objectives and policies, substantially similar portfolio compositions and the same portfolio manager. With respect to the proposed Reorganizations, it is intended that the combination of the Funds will result in the same or a lower effective management fee rate and lower total expenses per common share (excluding the costs of leverage) for shareholders of each Fund (as shareholders of the combined fund following the Reorganizations) due to economies of scale resulting from the larger size of the combined fund and enhance the secondary trading market for common shares of the Funds as a result of the greater share volume of the combined fund. As a result of differences in the cost of leverage, the projected total expense ratio (including cost of leverage) of the combined fund as of the date presented in the Comparative Fee Table in this Joint Proxy Statement is equal to the total expense ratio (including cost of leverage) for each of the Acquiring Fund and Dividend Advantage 2 and lower than the total expense ratio (including cost of leverage) for Performance Plus.

The closing of each Reorganization is contingent upon the closing of both of the Reorganizations. In order for the Reorganizations to occur, each Fund must obtain all requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including rating agencies with respect to outstanding preferred shares and the liquidity provider with respect to the outstanding VRDP Shares of Performance Plus. Because the closing of the Reorganizations is contingent upon both of the Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund that are entitled to vote on the Agreement and Plan of Reorganization approve the Reorganization(s) and your Fund satisfies (or obtains the waiver of) all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

Terms of the Reorganizations

General.    The Agreement and Plan of Reorganization by and among each Target Fund and the Acquiring Fund (the “Agreement”), in the form attached as Appendix A, provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued VMTP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, or newly issued VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, of the Acquiring Fund, as applicable, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (ii) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund preferred shares received by each Target Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law. Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund VMTP Shares or VRDP Shares, as applicable, having substantially identical terms (with respect to VMTP Shares) or substantially similar terms (with respect to VRDP Shares) as the outstanding preferred shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in connection with a Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will rank on parity with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including the preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

As a result of the Reorganizations, the assets of the Acquiring Fund and each Target Fund would be combined, and the shareholders of each Target Fund would become shareholders of the Acquiring Fund. The closing date is expected to be on or about May 11, 2015, or such other date as the parties may agree (the “Closing Date”). Following the Reorganizations, each Target Fund would terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement.

Following the Reorganizations, each preferred shareholder of a Target Fund would own the same number of Acquiring Fund preferred shares with the same aggregate liquidation preference as the preferred shares of the Target Fund held by such shareholder immediately prior to the closing of the Reorganizations, with substantially identical terms (with respect to VMTP Shares) or substantially similar terms (with respect to VRDP Shares) as the outstanding preferred shares of the Target Fund held by such preferred shareholder immediately prior to the closing of the Reorganizations. As a result of the Reorganizations, preferred shareholders of the Funds would hold reduced voting percentages of preferred shares in the combined fund than they held in the Acquiring Fund or Target Fund individually.

The holders of VMTP Shares of Dividend Advantage 2 will receive the following New VMTP Shares of the Acquiring Fund:

Target Fund	Target Fund Preferred Shares Outstanding	Acquiring Fund Preferred Shares to be Issued in the Dividend Advantage 2 Reorganization
Dividend Advantage 2	VMTP Shares, Series 2017 $100,000 liquidation value per share Term Redemption Date: July 1, 2017	VMTP Shares, Series 2017 $100,000 liquidation value per share Term Redemption Date: July 1, 2017

Valuation of Assets and Liabilities.    If the Reorganizations are approved and the other closing conditions are satisfied or waived, the value of the net assets of each Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of each Target Fund’s assets shall be determined by using the valuation procedures of the Nuveen closed-end funds adopted by the Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of each Target Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Target Fund.

Dividends will accumulate on VMTP Shares of Dividend Advantage 2 up to and including the day before the Closing Date and will be paid on the Closing Date. The first dividend period for the Acquiring Fund VMTP Shares to be issued in the Dividend Advantage 2 Reorganization will commence on the Closing Date and end on the day immediately preceding the first dividend payment date for such shares, which will be the first business day of the month following the month in which the Closing Date occurs.

Amendments.    Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the meeting of the shareholders of the Funds called by each Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to each Target Fund’s shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions.    Under the terms of the Agreement, the closing of the Reorganizations is conditioned upon (a) the requisite approval by the shareholders of each Fund of the proposals relating to the Reorganizations, (b) each Fund’s receipt of an opinion substantially to the effect that its Reorganization(s) will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Reorganizations”), (c) the absence of legal proceedings challenging the Reorganizations and (d) the Funds’ receipt of certain customary certificates and legal opinions. Additionally, in order for the Reorganizations to occur, each Fund must obtain certain consents, confirmations and/or waivers from various third parties, including rating agencies with respect to outstanding preferred shares and the liquidity provider with respect to the outstanding VRDP Shares of Performance Plus. Among other things, the Acquiring Fund must obtain written confirmation from the rating agencies then rating the preferred shares of the Funds to the effect that: (a) consummation of the transactions contemplated by the Agreement will not impair the then-current rating assigned by such rating agencies to the existing Acquiring Fund VMTP Shares; and (b) the Acquiring Fund preferred shares to be issued pursuant to the Reorganizations will be rated by such rating agencies no lower than the then-current ratings assigned by such rating agencies to the preferred shares of the Target Fund exchanged therefor. The Funds are not, however, required under the respective statements of preferences with respect to VMTP Shares or VRDP Shares to maintain any particular (or particular level of) long-term ratings for the VMTP Shares or VRDP Shares.

Termination.    The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or a Vice President without further action by the Board. In addition, any Fund may at its option terminate the Agreement at or before the closing due to: (a) a breach by any other party of any representation, warranty or agreement contained therein to be performed at or before the closing, if not cured within 30 days; (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (c) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Reasons for the Reorganizations

Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that its Fund’s Reorganization(s) would be in the best interests of its Fund and that the interests of the existing shareholders of such Fund would not be diluted as a result of such Reorganization(s). The Boards approved the Reorganizations and recommended that shareholders of the respective Funds approve the Reorganizations.

In preparation for a meeting of the Boards held on January 15, 2015 (the “Meeting”) at which the Reorganizations were considered, the Adviser provided the Boards, prior to the Meeting and in prior meetings, with information regarding the proposed Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations. Prior to approving the Reorganizations, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The Boards considered a number of principal factors presented at the time of the Meeting or prior meetings in reaching their determinations, including the following:

—	the compatibility of the Funds’ investment objectives, policies and related risks;

—	consistency of portfolio management;

—	improved economies of scale and the potential for lower fees and total expenses (excluding the costs of leverage);

—	the potential for improved secondary market trading with respect to the common shares;

—	the anticipated federal income tax-free nature of the Reorganizations;

—	the expected costs of the Reorganizations;

—	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

—	the effect of the Reorganizations on shareholder rights; and

—	any potential benefits of the Reorganizations to the Adviser and its affiliates as a result of the Reorganizations.

Compatibility of Investment Objectives, Policies and Related Risks.    Based on the information presented, the Boards noted that the investment objectives, policies and risks of the Funds are similar. The Boards noted that each Fund is a diversified fund that invests primarily in municipal securities the income from which is exempt from regular federal, New York State and New York City income taxes. In addition, under normal circumstances, each Fund invests at least 80% of its Managed Assets in investment-grade securities. The Boards considered that the portfolio composition of each Fund is substantially similar and considered the impact of the Reorganizations on each Fund’s portfolio, including any shifts in sector allocations, credit ratings, duration, yield and leverage costs. Accordingly, they also considered the relative performance of the Funds and the factors that may affect the future performance of the combined fund. The Boards also recognized that each Fund utilizes leverage. Because the Funds have similar investment strategies, the principal risks of each Fund are also similar.

Consistency of Portfolio Management.    The Boards considered that each Fund has the same investment adviser, sub-adviser and portfolio manager, and that such portfolio manager would continue to manage the combined fund upon completion of the Reorganizations. Through the Reorganizations, the Boards recognized that shareholders will remain invested in a closed-end management investment company that will have greater net assets and benefits from potential economies of scale; the same investment adviser, sub-adviser and portfolio manager; and similar investment objectives and investment strategies.

Improved Economies of Scale and Potential for Lower Fees and Total Expenses (Excluding the Costs of Leverage).    The Boards considered the fees and expense ratios of each of the Funds (including estimated expenses of the combined fund following the Reorganizations). As a result of the greater economies of scale from the larger asset size of the combined fund after the Reorganizations, the Boards noted that it was expected that the total expenses per common share (excluding the costs of leverage) of the combined fund would be lower than those of the Acquiring Fund and each Target Fund prior to the closing of the Reorganizations. The Boards also considered the anticipated benefit to the Funds from the larger asset size as fixed costs are shared over a larger asset base. In addition, as each Fund utilizes leverage, the Boards considered the differences in the costs of leverage among the Funds and the impact of the Reorganizations on such costs. In this connection, the Boards took into account the Adviser’s position that the greater asset size of the combined fund may provide greater flexibility in managing the structure and costs of leverage over time.

Potential for Improved Secondary Market Trading with Respect to the Common Shares.    While it is not possible to predict trading levels at the time the Reorganizations close, the Boards noted that the Reorganizations are being proposed, in part, to seek to enhance the secondary trading market for the common shares of the Funds. The Boards considered information provided by the Adviser indicating that the combined fund’s greater share volume may result in increased market liquidity after the Reorganizations, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements.

Anticipated Tax-Free Reorganizations; Capital Loss Carryforwards.    The Reorganizations will be structured with the intention that they qualify as tax-free reorganizations for federal income tax purposes, and the Funds will obtain opinions of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Boards considered the impact of the Reorganizations on any estimated capital loss carryforwards of the Funds and applicable limitations under the federal income tax rules.

Expected Costs of the Reorganizations.    The Boards considered the terms and conditions of the Agreement, including the estimated costs associated with the Reorganizations and the allocation of such costs among the Acquiring Fund and each Target Fund. The Boards noted, however, that, assuming the Reorganizations are consummated, the Adviser anticipated that the projected costs of each Reorganization may be recovered over time for the common shareholders and that preferred shareholders will not bear any costs of the Reorganizations.

Terms of the Reorganizations and Impact on Shareholders.    The terms of the Reorganizations are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard,

the Boards considered that each holder of common shares of a Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal in value as of the Valuation Time to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. No fractional common shares of the Acquiring Fund, however, will be distributed to a Target Fund’s common shareholders in connection with the Reorganizations and, in lieu of such fractional shares, each Target Fund’s common shareholders will receive cash.

Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund VMTP Shares or VRDP Shares, as applicable, having substantially identical terms (with respect to VMTP Shares) or substantially similar terms (with respect to VRDP Shares) as the outstanding preferred shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in connection with a Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization.

Effect on Shareholder Rights.    The Boards considered that the Acquiring Fund and Dividend Advantage 2 are each organized as a Massachusetts business trust and Performance Plus is organized as a Minnesota corporation. In this regard, the Boards noted that, unlike a Massachusetts business trust, many aspects of the corporate governance of a Minnesota corporation are prescribed by state statutory law. In addition, the Boards are aware that the structure of the Boards of the Massachusetts Funds differs from that of the Board of the Minnesota Fund.

Potential Benefits to Nuveen Fund Advisors and Affiliates.    The Boards recognized that the Reorganizations may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Funds as separate funds in the Nuveen complex.

Conclusion.    Each Board, including the Independent Board Members, approved the Reorganization (or Reorganizations, in the case of the Acquiring Fund’s Board) involving its Fund, concluding that such Reorganization is (or such Reorganizations are) in the best interests of its Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization(s).

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of September 30, 2014, and the pro-forma combined capitalization of the combined fund as if the Reorganizations had occurred on that date. The table reflects pro forma exchange ratios of approximately 1.02758837 and 0.97710322 common shares of the Acquiring Fund issued for each common share of Performance Plus and Dividend Advantage 2, respectively. If the Reorganizations are consummated, the actual exchange ratios may vary.

	Acquiring Fund	Performance Plus	Dividend Advantage 2	Pro Forma Adjustments		Combined Fund Pro Forma(1)
Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value; 890 shares outstanding for Performance Plus; and 890 shares outstanding for Combined Fund Pro Forma	$—	$89,000,000	$—	$—		$89,000,000

Variable Rate MuniFund Term Preferred (VMTP) Shares, $100,000 stated value per share, at liquidation value; 560 shares outstanding for Acquiring Fund; 380 shares outstanding for Dividend Advantage 2; and 940 shares outstanding for Combined Fund Pro Forma	$56,000,000	$—	$38,000,000	$—		$94,000,000

Common Shareholders’ Equity:
Common Shares, $.01 par value per share; 9,265,330 shares outstanding for Acquiring Fund; 15,063,511 shares outstanding for Performance Plus; 6,483,216 shares outstanding for Dividend Advantage 2; and 31,079,221 shares outstanding for Combined Fund Pro Forma	$92,653	$150,635	$64,832	$2,672	(2)	$310,792
Paid-in surplus	130,308,114	219,945,033	91,183,806	(947,672	)(3)	440,489,281
Undistributed (Over-distribution of) net investment income	868,604	2,232,184	468,722	(1,769,684	)(4)	1,799,826
Accumulated net realized gain (loss)	(2,325,156)	(6,937,358)	(2,221,856)	—		(11,484,370)
Net unrealized appreciation (depreciation)	13,335,103	23,331,610	8,516,510	—		45,183,223

Net assets attributable to common shares	$142,279,318	$238,722,104	$98,012,014	$(2,714,684)		$476,298,752

Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$15.36	$15.85	$15.12			$15.33

Authorized shares:
Common	Unlimited	200,000,000	Unlimited			Unlimited
Preferred	Unlimited	1,000,000	Unlimited			Unlimited

(1)

The pro forma balances are presented as if the Reorganizations were effective as of September 30, 2014, and are presented for informational purposes only. The actual Closing Date of the Reorganizations is expected to be on or about May 11, 2015, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.
(2)	Assumes the issuance of 15,479,108 and 6,334,783 Acquiring Fund common shares in exchange for the net assets of Performance Plus and Dividend Advantage 2, respectively. These numbers are based on the net asset value of the Acquiring Fund and Target Funds as of September 30, 2014, adjusted for estimated Reorganization costs and the effect of distributions.
(3)	Includes the impact of estimated total Reorganization costs of $945,000, which will be borne by the common shareholders of the Acquiring Fund, Performance Plus and Dividend Advantage 2 in the amounts of $285,000, $40,000 and $620,000, respectively.
(4)	Assumes Performance Plus and Dividend Advantage 2 make net investment income distributions of $1,460,127 and $309,557, respectively.

Expenses Associated with the Reorganizations

In evaluating the Reorganizations, management of the Funds estimated the amount of expenses the Funds would incur to be approximately $945,000, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees, proxy solicitation and distribution costs and other related administrative or operational costs. The expenses of the Reorganizations (whether or not consummated) will be allocated among the Funds ratably based on the relative expected benefits of the Reorganizations comprised of forecasted cost savings and distribution increases, if any, to each Fund during the first year following the Reorganizations. Reorganization expenses have been or will be accrued as expenses of each Fund prior to the Valuation Time. These estimated expenses will be borne by the Acquiring Fund, Performance Plus and Dividend Advantage 2 in the amounts of $285,000 (0.21%), $40,000 (0.02%) and $620,000 (0.66%), respectively (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended September 30, 2014). Preferred shareholders of the Funds will not bear any costs of the Reorganizations.

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $[—] per Fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of the Acquiring Fund and Dividend Advantage 2, shareholders of the Funds do not have dissenters’ rights of appraisal with respect to these Funds’ Reorganization(s).

Material Federal Income Tax Consequences of the Reorganizations

As a condition to each Fund’s obligation to consummate the Reorganizations, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to its Reorganization(s) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.

The transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund, followed by the distribution to the Target Fund shareholders of all the Acquiring Fund shares received by the Target Fund in complete liquidation of the Target Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund.

3.	No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund shares in the Reorganization, except to the extent the Target Fund’s shareholders receive cash in lieu of a fractional Acquiring Fund common share.

5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund shares received by each Target Fund shareholder (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

6.	The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Target Fund immediately before the Reorganization. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

In addition, each of Sidley Austin LLP (with respect to the VRDP Shares) and K&L Gates LLP (with respect to the VMTP Shares), as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund preferred shares received in the Reorganizations by the holders of preferred shares of the Target Funds will qualify as equity in the Acquiring Fund for federal income tax purposes.

No opinion will be expressed as to (1) the federal income tax consequences of payments to preferred shareholders of Performance Plus who elect dissenters’ rights, (2) the effect of the Reorganizations on a Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Prior to the closing of the Reorganizations, each Target Fund will declare a distribution to its common shareholders, which together with all other distributions to preferred and common shareholders made with respect to the taxable year in which the Reorganization occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date of the Reorganizations. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Each Fund designates distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’ proportionate share of the total distributions paid by the Fund during the year. As a result, such distribution could cause a portion of the distributions received by preferred shareholders with respect to the year to be taxable for federal income tax purposes. Additional distributions may be made if necessary.

After the Reorganizations, the combined fund’s ability to use the Target Funds’ or the Acquiring Fund’s pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganizations not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganizations and the amount of unrealized capital gains in the Funds at the time of the Reorganizations. As of September 30, 2014, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any, per the table below. The capital losses are not subject to expiration.

	Acquiring Fund	Performance Plus	Dividend Advantage 2
Capital losses to be carried forward	$1,152,216	$1,366,806	$468,386

In addition, the shareholders of a Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Reorganizations when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of a Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganizations not occurred.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Votes Required

Each Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of each Target Fund’s outstanding common shares and preferred shares entitled to vote on the matter, voting together as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of such Target Fund’s outstanding preferred shares entitled to vote on the matter, also voting separately. The Reorganizations also are required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Acquiring Fund’s outstanding preferred shares entitled to vote on the matter, voting as a separate class. Each Fund is separately soliciting the votes of its common shareholders through a joint proxy statement/prospectus, and Performance Plus is soliciting the votes of its preferred shareholders through a separate proxy statement

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Reorganizations. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Preferred shareholders of each Fund are separately being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. Because the 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect, each Fund is seeking approval of the Agreement by the holders of such Fund’s preferred shares.

The closing of each Reorganization is contingent upon the closing of both of the Reorganizations. In order for the Reorganizations to occur, each Fund must obtain the requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including rating agencies with respect to outstanding preferred shares and the liquidity provider with respect to the outstanding VRDP Shares of Performance Plus. Because the closing of the Reorganizations is contingent upon both of the Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund that are entitled to vote on the Agreement approve the Reorganization(s) and your Fund satisfies (or obtains the waiver of) all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. VMTP Shares and VRDP Shares were issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, one or more shareholder approvals required for the Reorganizations may turn on the exercise of voting rights by such particular shareholder(s) and its or their determination as to the favorable view of such proposal(s) with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to the proposals; there is no guarantee that such shareholders will approve the proposals over which they may exercise effective disposition power. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

Description of Common Shares to be Issued by the Acquiring Fund; Comparison to Target Funds

As a general matter, the common shares of the Acquiring Fund and each Target Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Furthermore, the provisions set forth in the Acquiring Fund’s declaration of trust, as amended, are substantially similar to the provisions of each Target Fund’s declaration of trust or articles of incorporation, as applicable, and each contains, among other things, similar super-majority voting provisions, as described under “Additional Information about the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.”

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Reorganizations are consummated, the Acquiring Fund will issue additional common shares on the Closing Date to the common shareholders of each Target Fund based on the relative per share net asset value of the Acquiring Fund and the net asset values of the assets of such Target Fund that are transferred in connection with the Reorganization, in each case as of the Valuation Time. The value of a Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all of the Fund’s outstanding preferred shares.

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganizations will be identical to the terms of the Acquiring Fund common shares that are then outstanding. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Summary Description of Massachusetts Business Trusts.”

Whenever preferred shares, including VMTP Shares, are outstanding, the Acquiring Fund may not declare a dividend or distribution to common shareholders (other than a distribution in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Description of VRDP Shares to be Issued by the Acquiring Fund

The terms of the VRDP Shares of the Acquiring Fund to be issued pursuant to the Reorganization of Performance Plus into the Acquiring Fund (the “New VRDP Shares”) will be substantially similar, as of the closing of the Reorganization, to the outstanding VRDP Shares of Performance Plus for which they are exchanged. The aggregate liquidation preference of the New VRDP Shares will equal the aggregate liquidation preference of the VRDP Shares of Performance Plus immediately prior to the closing of the Reorganization.

The outstanding VRDP Shares of Performance Plus have a mandatory redemption date of March 1, 2040, subject to earlier redemption or repurchase by the Fund, and pay an adjustable dividend rate set weekly by the remarketing agent. The New VRDP Shares will have the same mandatory redemption date as the Performance Plus shares exchanged therefor. Holders of the New VRDP Shares will have the right to give notice on any business day to tender the securities for remarketing in seven days. The New VRDP Shares will also be subject to a mandatory tender for remarketing upon the occurrence of certain events, such as the non-payment of dividends by the Acquiring Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the New VRDP Shares.

The statement establishing and fixing the rights and preferences of the New VRDP Shares generally requires that the Acquiring Fund maintain a purchase agreement which contains an unconditional demand feature pursuant to a purchase obligation provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement requires the liquidity provider to purchase from holders all New VRDP Shares tendered for sale that were not successfully remarketed. The liquidity provider also must purchase all outstanding New VRDP Shares prior to termination of the purchase agreement, including by reason of the failure of the liquidity provider to maintain the requisite short-term ratings, if the Acquiring Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider to purchase the New VRDP Shares pursuant to the purchase agreement will run to the benefit of the holders of the New VRDP Shares and will be unconditional and irrevocable, and as such the short-term ratings assigned to the New VRDP Shares are directly linked to the short-term creditworthiness of the associated liquidity provider. The liquidity provider entered into a purchase agreement with respect to the Performance Plus VRDP Shares, subject to periodic extension by agreement with the Fund. The initial term of the purchase agreement with the liquidity provider for the New VRDP Shares is expected to be no less than the remaining term immediately prior to the Reorganizations of the purchase agreement with respect to the VRDP Shares of Performance Plus exchanged therefor.

Prior to the final mandatory redemption date of March 1, 2040, the New VRDP Shares will be subject to optional and mandatory redemption by the Acquiring Fund in certain circumstances. New VRDP Shares may be redeemed at any time, at the option of the Acquiring Fund (in whole or, from time to time, in part), out of funds legally available therefor, at a redemption price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed for redemption. Pursuant to the statement establishing and fixing the rights and preferences of the New VRDP Shares and a fee agreement with the liquidity provider for the New VRDP Shares, the Acquiring Fund will have an obligation to redeem, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, shares purchased by the liquidity provider pursuant to its obligations under the purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. Upon the purchase of such shares by the liquidity provider pursuant to its obligations under the purchase agreement, the Acquiring Fund also will be required to segregate assets in the amount of its redemption obligation until the shares are successfully remarketed or redeemed by the Fund. The Acquiring Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of preferred shares as is necessary to achieve compliance with the applicable requirement, if the Acquiring Fund fails to maintain (i) the minimum asset coverage required under the 1940 Act and the Acquiring Fund’s agreement with the liquidity provider or (ii) the VRDP basic maintenance amount prescribed by the applicable rating agencies then rating the New VRDP Shares, and such failures are not cured by the applicable cure date. In the event of changes in, or elimination of, any or all long-term ratings of the New VRDP Shares, the requirement to effect a mandatory redemption after the applicable cure date upon a failure to maintain the VRDP basic maintenance amount may be changed or eliminated.

The New VRDP Shares will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The New VRDP Shares will rank on parity with the other preferred shares of the Acquiring Fund, including the Outstanding VMTP Shares and the new VMTP Shares of the Acquiring Fund to be issued in the Dividend Advantage 2 Reorganization (the “New VMTP Shares”) and any other preferred shares that the Acquiring Fund may issue in the future, as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Description of VMTP Shares to be Issued by the Acquiring Fund

The terms of the VMTP Shares of the Acquiring Fund to be issued pursuant to the Dividend Advantage 2 Reorganization (previously defined as the “New VMTP Shares”) will be substantially identical, as of the time of the closing of the Reorganization, to the outstanding VMTP Shares of Dividend Advantage 2. The aggregate liquidation preference of the New VMTP Shares received in the Reorganization will equal the aggregate liquidation preference of the Dividend Advantage 2 VMTP Shares held immediately prior to the Reorganization.

Holders of the New VMTP Shares will be entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per New VMTP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each rate period during the relevant monthly dividend period. The dividend rate applicable to any rate period (which typically consists of seven days) will be an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread will be subject to adjustment in certain circumstances, including a change in the credit rating assigned to the New VMTP Shares.

The outstanding VMTP Shares for Dividend Advantage 2 have a term redemption date of July 1, 2017, unless earlier redeemed or repurchased by Dividend Advantage 2. The New VMTP Shares will be subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund will be obligated to redeem the New VMTP Shares on July 1, 2017, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation value per share ($100,000) plus any accumulated but unpaid dividends. The New VMTP Shares also may be redeemed in whole or in part at the option of the Acquiring Fund at a redemption price per share equal to the liquidation value per share plus any accumulated but unpaid dividends, plus, if the New VMTP Shares are redeemed prior to July 1, 2015, an optional redemption premium per share equal to the product of (a) 0.95% and (b) the $100,000 liquidation preference per share. In the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

Except as otherwise provided in the Acquiring Fund’s Declaration of Trust, the statement establishing and fixing the rights and preferences of the New VMTP Shares, or as otherwise required by applicable law, (i) each holder of the New VMTP Shares will be entitled to one vote for each New VMTP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (ii) the holders of the New VMTP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, will vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including the New VMTP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including the New VMTP Shares, voting as a single class, will elect the balance of the trustees of the Acquiring Fund.

Holders of the New VMTP Shares, as a separate class, will have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the New VMTP Shares or holders of the New VMTP Shares. In addition, holders of the New VMTP Shares will have certain consent rights under the purchase agreement for the New VMTP Shares with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of the New VMTP Shares also will be entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including the New VMTP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

The New VMTP Shares will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The New VMTP Shares will rank on parity as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with other preferred shares of the Acquiring Fund.

Each holder of Dividend Advantage 2 VMTP Shares should review the more detailed information concerning the terms of the New VMTP Shares contained in the Memorandum, which forms a part of this Joint Proxy Statement, and the other documents incorporated by reference or otherwise summarized in this Joint Proxy Statement and in the Memorandum, including the information set forth in the sections “Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds” below and “Risk Factors” in the Memorandum as well as the form of Statement Establishing and Fixing the Rights and Preferences of VMTP Shares of the Acquiring Fund attached as an appendix to the Memorandum.

Summary Description of Massachusetts Business Trusts

The following description is based on relevant provisions of applicable Massachusetts law and each of the Acquiring Fund’s and Dividend Advantage 2’s operative documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law and each Fund’s operative documents.

General.    Each of the Acquiring Fund and Dividend Advantage 2 is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration.

Under the declaration of trust of each of the Acquiring Fund and Dividend Advantage 2, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, each declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws, such as the Delaware General Corporation Law or the Maryland General Corporation Law, or statutory trust laws, such as the Delaware Statutory Trust Act, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust of each of the Acquiring Fund and Dividend Advantage 2 contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust of each of the Acquiring Fund and Dividend Advantage 2 contains such provisions.

Shareholder Voting.    The declaration of trust of each of the Acquiring Fund and Dividend Advantage 2 requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of each of the Acquiring Fund and Dividend Advantage 2 provide that the holders of a majority of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. The declaration of trust of each of the Acquiring Fund and Dividend Advantage 2 provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which only requires a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees.    The declaration of trust of each of the Acquiring Fund and Dividend Advantage 2 provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may only be removed for cause by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares.    Under the declaration of trust of each of the Acquiring Fund and Dividend Advantage 2, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes.    The declaration of trust of each of the Acquiring Fund and Dividend Advantage 2 gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust.    Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability.    The declaration of trust of each of the Acquiring Fund and Dividend Advantage 2 provides that shareholders have no personal liability for the acts or obligations of the Fund and requires the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions.    Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds

General

The Funds have similar investment objectives and policies. For each of the Acquiring Fund and Dividend Advantage 2, the investment objectives are to provide current income exempt from regular federal, New York State and New York City income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal securities that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The primary investment objective of Performance Plus is to provide, through investment in a professionally managed portfolio of investment grade quality tax-exempt municipal securities, current income exempt from regular federal, New York State and New York City income taxes. The secondary investment objective of Performance Plus is the enhancement of portfolio value relative to the New York municipal bond market through investments in tax-exempt municipal securities that, in the opinion of the Adviser, are underrated or undervalued or that represent municipal markets that are undervalued. With the exception of the reference to “investment grade quality” in the primary investment objective of Performance Plus and the characterization of the investment objectives as “primary” and “secondary” components, the investment objectives of the Acquiring Fund and Dividend Advantage 2 are otherwise consistent with those of Performance Plus. (As described more fully below, it is a non-fundamental policy of each Fund to invest, under normal circumstances, at least 80% of its Managed Assets in investment-grade securities.)

Each Fund’s investment objectives are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and of holders of a majority of the outstanding preferred shares also voting separately as a single class.

Investment Policies

The Funds have similar investment policies. It is a fundamental policy of each Fund that, under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal, New York State and New York City income taxes.

As a non-fundamental policy, under normal circumstances, each Fund will invest at least 80% of its Managed Assets in investment-grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one of the NRSROs that rate such security or are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser. Also, as a non-fundamental policy, each Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser. Additionally, as a non-fundamental policy, no more than 10% of each Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser.

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which a Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its holdings of these types of portfolio securities. A Fund will be more dependent on the Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policies apply only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various bonds cause a Fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix B to the Memorandum, attached as Appendix E to this Joint Proxy Statement.

Underrated municipal securities are those whose ratings do not, in the Adviser’s and/or the Sub-Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Adviser’s and/or the Sub-Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. Each Fund’s investment in underrated or undervalued municipal securities will be based on the Adviser’s and/or the Sub-Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. The investment objective pertaining to enhancement of portfolio value (the secondary investment objective for

Performance Plus) is not intended to suggest that capital appreciation is itself an objective of each Fund. Instead, each Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by a Fund generally will result in the distribution of taxable capital gains to common shareholders and holders of preferred shares, although some appreciation may result in ordinary income to such shareholders.

Each Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15-30 years, including the effects of leverage, but the average effective maturity of obligations held by a Fund may be lengthened or shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, a Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep a Fund’s cash fully invested, a Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. A Fund may not achieve its investment objectives during such periods. A Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years. As of November 30, 2014, the average effective maturities of the portfolios of the Acquiring Fund, Performance Plus and Dividend Advantage 2 were 18.60, 19.29 and 21.36 years, respectively.

No Fund has established a limit on the percentage of its portfolio that may be invested in municipal securities subject to the alternative minimum tax provisions of federal tax law, and each Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income.

Each Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in municipal securities of the types in which a Fund may invest directly. In addition, each Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

Each Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. A Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

Each Fund may invest in inverse floating rate securities. With respect to the Acquiring Fund and Dividend Advantage 2, such investments may not exceed 15% of the Fund’s Managed Assets. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

Each Fund may borrow money to finance the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce such Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by a Fund’s Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, a Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. Government, its agencies and instrumentalities, and securities of other investment companies.

As noted above, during temporary defensive periods and in order to keep a Fund’s cash fully invested, each Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of each Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income tax and New York State and New York City personal income taxes and if the proportion of taxable investments exceeded 50% of a Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year.

Portfolio Investments

Municipal Securities

General.    Each Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal, New York State and New York City income taxes. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Funds.

The municipal securities in which the Funds invest are generally issued by the State of New York, New York City, a municipality in New York, or a political subdivision or agency or instrumentality of such state, city or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser and/or the Sub-Adviser to be reliable), is exempt from regular federal, New York State and New York City income taxes, although the interest may be subject to the federal alternative minimum tax. Each Fund may invest in municipal securities issued by United States territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal, New York State and New York City income taxes.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation.    Each Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, a Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, each Fund will only purchase municipal securities representing lease obligations where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. A Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees.

The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, a Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, a Fund, as the holder of the inverse floater, assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the inverse floaters that are issued by the special purpose trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to a Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying bonds due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields higher than those available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based upon the ability to sell the underlying bonds deposited in a special purpose trust at an attractive price. A Fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require a Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. A Fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. In an instance where a Fund has entered such a recourse agreement, such Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

Each Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts.

Each Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Floating Rate Securities.    Each Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, a Fund, as the holder of the floating rate securities, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

When-Issued and Delayed-Delivery Transactions

Each Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date a Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of a Fund and, to the extent distributed, will be taxable to shareholders. A Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Zero Coupon Bonds

Each Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and therefore tend to be more volatile in price than securities that pay interest periodically. In addition, because a Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Structured Notes

Each Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Derivatives

General.    Each Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If a Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, such Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, such Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, such Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to such Fund. Interest rate swaps involve the exchange by a Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. A Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of each Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for a Fund or, if used, that the strategies will be successful.

Limitations on the Use of Futures, Options on Futures and Swaps.    The Adviser has claimed, with respect to each Fund, the exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) provided by Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to each Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to each Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and each Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator with the CFTC with respect to each Fund. Each Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Code may limit the extent to which a Fund may employ futures, options on futures or swaps.

Other Investment Companies

Each Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which a Fund may invest directly. In addition, each Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which a Fund may invest directly. Each Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. Each Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Funds have not applied for and currently do not intend to apply for such relief. As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Hedging Strategies

Each Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser and/or the Sub-Adviser, correlate with the prices of a Fund’s investments. These hedging strategies may generate taxable income.

The Board of each of the Acquiring Fund and Dividend Advantage 2 recommends that shareholders vote “FOR” the approval of the Reorganization(s).

PROPOSAL NO. 3—APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES

OF ACQUIRING FUND

(PREFERRED SHAREHOLDERS OF THE ACQUIRING FUND)

In connection with the proposed Reorganizations, the Acquiring Fund will issue additional Acquiring Fund common shares and, subject to notice of issuance, list such shares on the NYSE. In addition, the Acquiring Fund will issue VRDP Shares and VMTP Shares. The Acquiring Fund will acquire substantially all of the assets of each Target Fund in exchange for newly issued Acquiring Fund common shares and newly issued Acquiring Fund preferred shares and the assumption of substantially all of the liabilities of each Target Fund. Each Target Fund will distribute Acquiring Fund common shares to its common shareholders and Acquiring Fund preferred shares to its preferred shareholders and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund’s Board, based upon its evaluation of all relevant information, anticipates that the Reorganizations may benefit holders of the Acquiring Fund’s common shares and preferred shares due to the increased size of the combined fund.

The aggregate net asset value, as of the Valuation Time, of the Acquiring Fund common shares received by each Target Fund in connection with a Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of such Target Fund as of the Valuation Time. Prior to the Valuation Time, the net asset value of each Target Fund and the Acquiring Fund will be reduced by the costs of the Reorganizations borne by such Fund. No fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Reorganization and, in lieu of such fractional shares, each Target Fund’s common shareholders will receive cash in an amount equal to a pro-rata share of the proceeds from the sale of such shares in the open market, which may be higher or lower than net asset value. The aggregate liquidation preference of the preferred shares issued by the Acquiring Fund in connection with each Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization. The Reorganizations will result in no reduction in net asset value of the Acquiring Fund’s common shares, other than to reflect the costs of the Reorganizations. No gain or loss will be recognized by the Acquiring Fund for federal income tax purposes as a direct result of the Reorganizations. As a result of the Reorganizations, common shareholders of the Funds will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or Target Fund individually. The Acquiring Fund will continue to operate following the Reorganizations as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement.

While applicable state and federal law does not require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund common shares, applicable NYSE rules require shareholder approval of additional Acquiring Fund common shares to be issued in connection with the Reorganizations, and the Acquiring Fund’s Statement for the Outstanding VMTP Shares generally requires the common shareholders and preferred shareholders of the Acquiring Fund to vote together on matters submitted to a vote of shareholders.

Shareholder approval of the issuance of additional common shares of the Acquiring Fund requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal, with common and preferred shareholders of the Acquiring Fund voting together as a single class, and common shareholders of the Acquiring Fund voting separately, represent over 50% of the shares entitled to vote on the matter. Abstentions and broker non-votes will have no effect on the proposal. Broker non-votes represent shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

The consummation of the Reorganizations is contingent on the satisfaction or waiver of all closing conditions including approval of the proposals relating to the Reorganizations by each Target Fund’s shareholders and the Acquiring Fund’s preferred shareholders.

The Board of the Acquiring Fund recommends that shareholders of the Acquiring Fund vote “FOR” the approval of the issuance of additional Acquiring Fund common shares in connection with the Reorganizations.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Please see “Certain Provisions in the Declaration of Trust and By-Laws” in the Memorandum for a description of your rights under Massachusetts law and describing additional rights contained in the Acquiring Fund’s declaration of trust and by-laws.

Repurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Acquiring Fund to redeem their common shares. Instead, the common shares of the Acquiring Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Acquiring Fund’s preferred shares are outstanding, the Acquiring Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Acquiring Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares, including VRDP Shares and VMTP Shares.

If the Acquiring Fund converted to an open-end investment company, it would be required to redeem all its preferred shares, including VRDP Shares and VMTP Shares, then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders, and market considerations. Based on these considerations, even if the Acquiring Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken.

Description of Outstanding Acquiring Fund VMTP Shares

General

The Acquiring Fund currently has outstanding 560 VMTP Shares, par value $0.01 per share, with a total liquidation value per share of $100,000, which will remain outstanding following the completion of the Reorganization. The VMTP Shares were offered and sold by the Acquiring Fund to qualified institutional buyers pursuant to Rule 144A under the Securities Act, with all proceeds, net of offering expenses, used to redeem all of the Acquiring Fund’s outstanding MTP Shares.

Dividends

Holders of VMTP Shares are entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per VMTP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each rate period during the relevant monthly dividend period. The dividend rate applicable to any rate period (which typically consists of seven days) is an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the VMTP Shares.

Redemption

VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the VMTP Shares on July 1, 2017, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation value per share ($100,000) plus any accumulated but unpaid dividends. VMTP Shares also may be redeemed in whole or in part at the option of the Acquiring Fund at a redemption price per share equal to the liquidation value per share plus any accumulated but unpaid dividends, plus, if the VMTP Shares are redeemed prior to July 1, 2015, an optional redemption premium per share equal to the product of (a) 0.95% and (b) the $100,000 liquidation preference per share. In the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

Voting and Consent Rights

Except as otherwise provided in the Acquiring Fund’s Declaration of Trust, the statement establishing and fixing the rights and preferences of New VMTP Shares, or as otherwise required by applicable law, (i) each holder of VMTP Shares is entitled to one vote for each VMTP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (ii) the holders of VMTP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including VMTP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including VMTP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

Holders of VMTP Shares, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the VMTP Shares or holders of VMTP Shares. In addition, holders of VMTP Shares have certain consent rights under the purchase agreement for the VMTP Shares with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of VMTP Shares also are entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including VMTP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

Priority of Payment

The VMTP Shares are senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The VMTP Shares rank on parity as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with other preferred shares of the Acquiring Fund.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganizations occur) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. The Acquiring Fund invests primarily in municipal securities issued by New York, its cities and local authorities. Thus, substantially all of the Acquiring Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from such municipal obligations, a portion of the dividends paid by the Acquiring Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from municipal obligations.

Future legislation could limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from the Acquiring Fund). Such legislation could affect the value of the municipal securities owned by the Acquiring Fund. The likelihood of such legislation being enacted cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of future legislation on their investment in the Acquiring Fund.

In addition to exempt-interest dividends, the Acquiring Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. The Acquiring Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gain. If the Acquiring Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the

Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

The Internal Revenue Service (the “IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, the Acquiring Fund designates dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Acquiring Fund during the year.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Any remaining loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Any interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Acquiring Fund.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

With respect to the preferred shares of the Acquiring Fund issued in the Reorganizations, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Acquiring Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Reorganizations, including that the Reorganizations will qualify as tax-free reorganizations under the Code, relies on the position that the preferred shares will constitute equity of the Acquiring Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes and to the extent allocable to such distribution. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Reorganizations, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

Net Asset Value

The Acquiring Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business.

Net asset value is calculated by taking the market value of the Acquiring Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Acquiring Fund’s Board or its delegate.

The Acquiring Fund’s custodian calculates the Fund’s net asset value. The custodian uses prices for portfolio securities from a pricing service the Acquiring Fund’s Board has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of the Acquiring Fund’s portfolio securities) are valued at fair value as determined by the Board in reliance upon data supplied by the pricing service. The pricing service uses methods that consider yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity, and ratings; dealers’ indications of value; and general market conditions. The pricing service may use electronic data processing techniques or a matrix system, or both. The Acquiring Fund’s officers review the pricing service’s procedures and valuations, under the general supervision of the Board.

Experts

The financial statements of the Acquiring Fund and the Target Funds appearing in the Funds’ Annual Report for the year ended September 30, 2014 are incorporated by reference herein. The financial statements as of and for the year ended September 30, 2014 have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. Such financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund and each Target Fund. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601. During the fiscal period ended September 30, 2014, the Board of each Fund, upon recommendation of the Audit Committee engaged KPMG LLP as the independent registered public accounting firm to the Funds replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014, as a result of the pending acquisition of Nuveen Investments by TIAA-CREF.

Ernst & Young’s reports on the Funds for the fiscal periods ended September 30, 2013 and September 30, 2012, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal periods ended September 30, 2013 and September 30, 2012 for the Funds and for the period October 1, 2013 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and Dividend Advantage 2

The following table sets forth the number of outstanding common shares and preferred shares and certain other share information of the Acquiring Fund and Dividend Advantage 2 as of February 20, 2015.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Acquiring Fund:
Common shares	Unlimited	—	[—]
Preferred shares	Unlimited	—	560 (VMTP)
Dividend Advantage 2:
Common shares	Unlimited	—	[—]
Preferred shares	Unlimited	—	380 (VMTP)

The common shares of the Acquiring Fund are listed and trade on the NYSE under the ticker symbol NAN. The common shares of Dividend Advantage 2 are listed and trade on the NYSE MKT under the ticker symbol NXK. Neither the VMTP Shares of the Acquiring Fund nor the VMTP Shares of Dividend Advantage 2 are listed on any exchange. Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE.

Shareholders of the Acquiring Fund and Dividend Advantage 2

As of September 30, 2014, the members of the Board and officers of the Acquiring Fund and Dividend Advantage 2 as a group owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of the Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of the Acquiring Fund and Dividend Advantage 2 is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before February 20, 2015. The estimated pro forma information presented is calculated assuming that outstanding common and preferred shares were as of February 20, 2015.

Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned		Percentage Owned		Corresponding Class of Combined Fund		All Preferred Shares of Combined Fund
Acquiring Fund — Common Shares		[	—]	[	—]%	[	—]%	N/A
Acquiring Fund — VMTP Shares		[	—]	[	—]%	[	—]%	N/A
Dividend Advantage 2 — Common Shares		[	—]	[	—]%	[	—]%	N/A
Dividend Advantage 2 — VMTP Shares		[	—]	[	—]%	[	—]%	N/A

Audit Committee Report

The Audit Committee of each Fund’s Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each Committee member meets the independence and experience requirements, as applicable, of the NYSE, NYSE MKT, LLC, NASDAQ Stock Market, LLC, Section 10A of the Exchange Act and the rules and regulations of the SEC.

The Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent registered public accounting firm the matters required to be discussed under relevant auditing standards. Each Fund’s independent registered public accounting firm provided to the Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Committee, the Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

As of January 1, 2015 the members of the Committee are:

Jack B. Evans

David J. Kundert

John K. Nelson

Carole E. Stone

Terence J. Toth

Appointment of the Independent Registered Public Accounting Firm

Each Fund’s Board has appointed KPMG LLP as independent registered public accounting firm to audit the books and records of each Fund for its current fiscal year. A representative of KPMG LLP will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. KPMG LLP has informed each Fund that it has no direct or indirect material financial interests in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Audit and Related Fees

Audit and Related Fees.    The following table provides the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund, including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
	Fund(1)		Fund(2)		Adviser and Adviser Entities		Fund(3)		Adviser and Adviser Entities		Fund(4)		Adviser and Adviser Entities
	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014
Acquiring Fund	$22,250	$22,500	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Performance Plus	22,250	22,500	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Advantage 2	22,250	22,500	0	0	0	0	0	0	0	0	0	0	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

Non-Audit Fees. The following table provides the aggregate non-audit fees billed by each Fund’s independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years. Less than 50 percent of the principal accountant’s engagement to audit the registrant’s financial statements for the most recent year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
Fund	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014
Acquiring Fund	$0	$0	$0	$0	$0	$0	$0	$0
Performance Plus	0	0	0	0	0	0	0	0
Dividend Advantage 2	0	0	0	0	0	0	0	0

Audit Committee Pre-Approval Policies and Procedures.    Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his/her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Acquiring Fund’s or Dividend Advantage 2’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that

Fund’s shares with the SEC and the NYSE or NYSE MKT, as applicable. These persons and entities are required by SEC regulation to furnish the Acquiring Fund and Dividend Advantage 2 with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to the Acquiring Fund and Dividend Advantage 2, each of the Acquiring Fund and Dividend Advantage 2 believes that its Board Members and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Acquiring Fund and Dividend Advantage 2, no shareholder of the Acquiring Fund or Dividend Advantage 2 owns more than 10% of a registered class of that Fund’s equity securities, except as provided above in the section entitled “Shareholders of the Acquiring Fund and Dividend Advantage 2.”

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies paid by the Funds will be divided pro rata among the Funds based on the projected net benefit and cost savings to each Fund. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Shareholder Proposals

To be considered for presentation at the 2016 annual meeting of shareholders of the Acquiring Fund or Dividend Advantage 2, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than [—], 2015. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s by-laws, submit such written notice to the respective Fund by the later of 45 days prior to the 2015 annual meeting or the tenth business day following the date the 2015 annual meeting is first publicly disclosed. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If all proposals are approved and the Reorganizations are consummated, Dividend Advantage 2 will cease to exist and will not hold its 2016 annual meeting. If the Reorganizations are not approved or are not consummated, Dividend Advantage 2 will hold its 2016 annual meeting of shareholders, expected to be held in May 2016.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent

The custodian of the assets of the Acquiring Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The Acquiring Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. The redemption and paying agent for the VMTP Shares is also State Street, Canton, Massachusetts.

Fiscal Year

The fiscal year end for each Fund is September 30.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 20, 2015

Each Fund’s Proxy Statement is available at http://www.nuveenproxy.com/ProxyInfo/CEF/ Default.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Annual Meeting, except as described in this Joint Proxy Statement. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and to vote at the Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Annual Meeting.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Annual Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Annual Meeting on behalf of a Fund without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Annual Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals except for the election of Board Members. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this             day of             , 2015, by and among Nuveen New York Dividend Advantage Municipal Fund, a Massachusetts business trust (the “Acquiring Fund”), and each of Nuveen New York Performance Plus Municipal Fund, Inc., a Minnesota corporation (“Performance Plus” or a “Target Fund”), and Nuveen New York Dividend Advantage Municipal Fund 2, a Massachusetts business trust (“Dividend Advantage 2” or a “Target Fund” and, together with Performance Plus, the “Target Funds”). The Acquiring Fund and each Target Fund may be referred to herein each as a “Fund” and collectively as the “Funds.”

For each Reorganization (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of each Target Fund into the Acquiring Fund will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Common Shares”) and, with respect to Performance Plus, newly issued Variable Rate Demand Preferred Shares (“VRDP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share, as set forth in this Agreement (“Acquiring Fund VRDP Shares”) and, with respect to Dividend Advantage 2, newly issued Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share, as set forth in this Agreement (“Acquiring Fund VMTP Shares” and, together with the Acquiring Fund VRDP Shares, the “Acquiring Fund Preferred Shares” and, collectively with the Acquiring Fund Common Shares, the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund; and (ii) the distribution of all the Acquiring Fund Common Shares and Acquiring Fund VRDP Shares or Acquiring Fund VMTP Shares received by the Target Fund to the holders of common shares and VRDP Shares or VMTP Shares of the Target Fund, respectively, as part of the complete liquidation, dissolution and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Reorganization” and, together, the “Reorganizations”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganizations are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganizations, and the Board of Trustees or Directors, as applicable, of each Target Fund (each, a “Target Fund Board”) has determined that the applicable Reorganization is in the best interests of the respective Target Fund and that the interests of the existing shareholders of such Target Fund will not be diluted as a result of its Reorganization.

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NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF EACH TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE LIABILITIES OF EACH TARGET FUND AND TERMINATION AND LIQUIDATION OF EACH TARGET FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Target Fund agrees to transfer substantially all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to such Target Fund the number of Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and the same number of Acquiring Fund VRDP Shares or Acquiring Fund VMTP Shares as the number of VRDP Shares or VMTP Shares of such Target Fund, respectively, outstanding immediately prior to the Closing (as defined in this Section 1.1) (less any VRDP Shares with respect to which Dissenters’ Rights, as defined below, have been properly exercised) and having substantially similar terms as the VRDP Shares of Performance Plus or substantially identical terms as the VMTP Shares of Dividend Advantage 2, respectively, as of the Closing Date (as defined in Section 3.1), and (ii) to assume substantially all of the liabilities of such Target Fund, if any, as set forth in Section 1.3. The Acquiring Fund Preferred Shares to be issued to each Target Fund shall consist of a separate series, as set forth in Exhibit A hereto, and such series shall: (i) have equal priority with each other and with any other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund; and (ii) have, along with any other outstanding preferred shares of the Acquiring Fund, preference over the common shares of the Acquiring Fund with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. Such transactions shall take place at the closings provided for in Section 3.1 (each, a “Closing” and, together, the “Closings”).

1.2        ASSETS TO BE TRANSFERRED.    Each Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing, except that the Target Fund shall retain assets sufficient to pay the preferred share dividends as set forth in Section 1.4 and the dividend or dividends set forth in Section 8.5, and, with respect to Performance Plus only, all liabilities (whether absolute, accrued, contingent or otherwise) as such Target Fund Board or its officers reasonably expect to exist against such Fund as a result of the exercise of dissenters’ rights under Minnesota law (“Dissenters’ Rights”).

Each Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish each Target Fund with a list of the securities, if any, on the Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objectives, policies, and/or restrictions. Each Target Fund, if requested by the Acquiring Fund, will dispose of such securities on the Acquiring

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Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Target Funds and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund(s) holding such securities, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date; provided, however, that if both Target Funds hold such securities, the Acquiring Fund shall apportion all such sales between the Target Funds in a reasonable manner. Notwithstanding the foregoing, nothing herein will require any Target Fund to dispose of any investments or securities if, in the reasonable judgment of the respective Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of its Reorganization as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of such Target Fund.

1.3        LIABILITIES TO BE ASSUMED.    Each Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except for the preferred share dividends set forth in Section 1.4 and the dividend(s) set forth in Section 8.5. Notwithstanding the foregoing, the liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of each Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund shall not assume any liabilities with respect to the preferred share dividends set forth in Section 1.4, the dividend(s) set forth in Section 8.5, or any liabilities relating to the exercise of Dissenters’ Rights by shareholders of Performance Plus.

1.4        DECLARATION OF PREFERRED SHARE DIVIDENDS.    Dividends shall accumulate on the existing VRDP Shares or VMTP Shares of a Target Fund, as applicable, up to and including the day immediately preceding the Closing Date and then cease to accumulate, and dividends on the Acquiring Fund Preferred Shares shall accumulate from and including the Closing Date. Prior to the Valuation Time (as defined in Section 2.1), each Target Fund shall declare all accumulated but unpaid dividends on its VRDP Shares or VMTP Shares, as applicable, up to and including the day immediately preceding the Closing Date. With respect to the existing VRDP Shares of Performance Plus, such dividends shall be paid on the Closing Date to holders thereof as of the day immediately preceding the Closing Date. With respect to the existing VMTP Shares of Dividend Advantage 2, such dividends shall be paid on the dividend payment date in respect of the first dividend period of the Acquiring Fund VMTP Shares for which such VMTP Shares of Dividend Advantage 2 were exchanged to the holders thereof as of the day immediately preceding the Closing Date. Each Target Fund shall retain assets in an amount sufficient to pay the dividends declared by it pursuant to this Section 1.4, and such assets shall not be transferred to the Acquiring Fund on the Closing Date.

1.5        LIQUIDATION AND DISTRIBUTION.    On or as soon after the Closing Date as is practicable but in no event later than 12 months after the Closing Date (the “Liquidation Date”): (a) each Target Fund will distribute in complete liquidation of the Target Fund, pro-rata to its common shareholders of record (the “Target Fund Common Shareholders”), as of the time of such distribution, all of the Acquiring Fund Common Shares received by such Target Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Time and payable prior to the Liquidation Date (“Interim Dividends”)) and to its preferred shareholders of record (“Target Fund Preferred Shareholders” and, together with Target Fund Common

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Shareholders, the “Target Fund Shareholders”), as of the time of such distribution, other than such holders of VRDP Shares of Performance Plus who have properly exercised Dissenters’ Rights with respect to the Reorganization, one of the Acquiring Fund VRDP Shares or Acquiring Fund VMTP Shares received by such Target Fund (together with any Interim Dividends) in exchange for each VRDP Share or VMTP Share of the Target Fund, respectively, held by such Target Fund Preferred Shareholder immediately prior to the Closing; and (b) each Target Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 below. Such distributions will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of each Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Shareholders and representing, in the case of a Target Fund Common Shareholder, such shareholder’s pro-rata share of the Acquiring Fund Common Shares received by such Target Fund and, in the case of a Target Fund Preferred Shareholder, the same number of Acquiring Fund VRDP Shares or Acquiring Fund VMTP Shares received by such Target Fund as the number of VRDP Shares or VMTP Shares of the Target Fund, as applicable, held by such Target Fund Preferred Shareholder immediately prior to the Closing, and by paying to Target Fund Shareholders any Interim Dividends on such transferred shares. All issued and outstanding common and preferred shares of each Target Fund, including, without limitation, any VRDP Shares of Performance Plus with respect to which Dissenters’ Rights have been properly exercised, simultaneously will be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the shares.

1.6        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of a Target Fund’s common shares or preferred shares on the books of such Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8        TERMINATION.    Each Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts or Minnesota state law, as applicable, promptly following the Closing Date and the making of all distributions pursuant to Section 1.5.

1.9        REPORTING.    Any reporting responsibility of a Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which such Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Target Fund.

1.10        BOOKS AND RECORDS.    All books and records of each Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

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ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of each Target Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds adopted by the respective Target Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of each Target Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of the Target Fund.

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Common Share shall be computed as of the Valuation Time, using the valuation procedures of the Nuveen closed-end funds adopted by the Acquiring Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of the Acquiring Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of the Acquiring Fund.

2.3        COMMON SHARES TO BE ISSUED.    The number of Acquiring Fund Common Shares to be issued in exchange for a Target Fund’s assets transferred to the Acquiring Fund shall be determined by dividing the value of such assets transferred to the Acquiring Fund (net of the liabilities of such Target Fund that are assumed by the Acquiring Fund), determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share, determined in accordance with Section 2.2. No fractional Acquiring Fund Common Shares will be distributed to Target Fund Common Shareholders and, in lieu of such fractional shares, Target Fund Common Shareholders will receive cash. The aggregate net asset value of Acquiring Fund Common Shares received by each Target Fund in a Reorganization will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund’s common shares held by Target Fund Common Shareholders as of such time. In the event there are fractional Acquiring Fund Common Shares due Target Fund Common Shareholders on the Closing Date after a Target Fund’s assets have been exchanged for Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole on the exchange on which such shares are listed for the account of all such Target Fund Common Shareholders, and each such Target Fund Common Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Common Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Target Fund Common Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the value of the net assets of the Acquiring Fund or a Target Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Fund are listed or another exchange on which the portfolio securities of the Acquiring Fund or a Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere, the Closing Date shall be postponed until at least the first business day after the day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

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2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II shall be made by or under the direction of State Street Bank and Trust Company (“State Street”) in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    Each Closing shall occur on May 11, 2015, or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 8:00 a.m. Central time on the Closing Date. Each Closing shall be held as of 8:00 a.m. Central time at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    Each Target Fund shall cause State Street, as custodian for such Target Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that the Target Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date.

3.3        CERTIFICATES OF TRANSFER AGENT AND TENDER AND PAYING AGENT.

(a)        With respect to its common shares, and for Dividend Advantage 2, with respect to its VMTP Shares, each Target Fund shall issue and deliver or cause State Street, in its capacity as transfer agent with respect to common shares and VMTP Shares, to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of common shares and, for Dividend Advantage 2, VMTP Shares of such Target Fund, and the number and percentage ownership of outstanding common shares and, for Dividend Advantage 2, VMTP Shares owned by each such Target Fund Preferred Shareholder immediately prior to the Closing. With respect to its VRDP Shares, Performance Plus shall issue and deliver or cause The Bank of New York Mellon, in its capacity as tender and paying agent with respect to VRDP Shares, to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of VRDP Shares of Performance Plus, and the number and percentage ownership of outstanding VRDP Shares owned by each such Target Fund Preferred Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund shall issue and deliver or cause State Street, in its capacity as transfer agent with respect to common shares and VMTP Shares, and The Bank of New York Mellon, in its capacity as tender and paying agent with respect to VRDP Shares, to issue and deliver to each Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of each Target Fund or provide evidence satisfactory to each Target Fund that such Acquiring Fund Shares have been credited to each Target Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF EACH TARGET FUND.    Each Target Fund represents and warrants solely on its own behalf with respect to its Reorganization as follows:

(a)        The Target Fund is a corporation or business trust, as applicable, duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of any provision of the Target Fund’s Declaration of Trust or Articles of Incorporation, as applicable, By-Laws, Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (“Target Fund VRDP Statement”) or Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares (“Target Fund VMTP Statement”), as applicable, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing Date.

(e)        No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of September 30, 2014, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of September 30, 2014, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

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(h)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(i)        The authorized capital of the Target Fund consists of the shares set forth in Exhibit B. All issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that, with respect to Dividend Advantage 2, under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund under Massachusetts law). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent or tender and paying agent, as applicable, as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(j)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(k)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)        The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

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(n)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund: (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending with the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the short taxable year ending with the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Fund represents and warrants as follows:

(a)        The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of the Acquiring Fund’s Declaration of Trust, By-Laws, Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares (“Acquiring Fund VMTP Statement”), or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)        No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e)        The financial statements of the Acquiring Fund as of September 30, 2014, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to each Target Fund) fairly reflect the financial condition of the Acquiring Fund as of September 30, 2014, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(f)        Since the date of the financial statements referred to in subsection (e) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (f), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

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(g)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(h)        The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(i)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) under the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)        The Acquiring Fund Shares to be issued and delivered to each Target Fund for the account of Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(k)        The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(l)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganizations, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

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(m)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund: (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes.

(n)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2, 1.4 and 8.5, the Acquiring Fund and each Target Fund will operate their respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distribution necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    The Acquiring Fund and each Target Fund will call meetings of their respective shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    Each Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with such Target Fund’s Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    Each Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares. Performance Plus shall notify the Acquiring Fund promptly upon the exercise of any Dissenters’ Rights.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, each Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by such Target Fund’s Controller, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

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5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.     The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Target Fund Common Shareholders (the “Registration Statement”), a proxy statement relating to the Acquiring Fund VRDP Shares to be issued to the Target Fund Preferred Shareholders of Performance Plus and related matters (the “VRDP Proxy Statement”) and a proxy statement relating to the Acquiring Fund VMTP Shares to be issued to the Target Fund Preferred Shareholders of Dividend Advantage 2 and related matters (the “VMTP Proxy Statement” and together with the VRDP Proxy Statement, the “Proxy Statements”). The Registration Statement shall include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). The Registration Statement and the Proxy Statements shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statements and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATIONS.    The intention of the parties is that each Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Funds or the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as “reorganizations” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinions contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND

The obligations of each Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following condition:

6.1        All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to each Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) Chief Administrative Officer or Vice President and (ii) Controller, in form and substance satisfactory to each Target Fund and dated as of the Closing Date, to such effect and as to such other matters as each Target Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

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7.1        All representations, covenants, and warranties of each Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. Each Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by the Target Fund’s (i) Chief Administrative Officer or Vice President and (ii) Controller, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        Each Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller of the Target Fund.

7.3        Prior to the Valuation Time, each Target Fund shall have declared the dividends and/or distributions contemplated by Section 1.4 and Section 8.5.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of each Target Fund and the Acquiring Fund hereunder shall also be subject to the fulfillment or waiver of the following conditions:

8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Target Fund in accordance with applicable law and the provisions of each Target Fund’s Declaration of Trust or Articles of Incorporation, as applicable, By-Laws and Target Fund VRDP Statement or Target Fund VMTP Statement, as applicable. In addition, this Agreement, the issuance of Acquiring Fund Shares and the transactions contemplated herein shall have been approved by the requisite votes of the holders of the outstanding shares of the Acquiring Fund in accordance with applicable law, the requirements of the applicable exchange(s) and the provisions of the Acquiring Fund’s Declaration of Trust, By-Laws and Acquiring Fund VMTP Statement.

8.2        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

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8.5        Each Target Fund shall have declared prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward).

8.6        The Target Funds shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to each Target Fund on behalf of its Target Fund Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, shareholders of the Acquiring Fund may, under certain circumstances, be held personally liable for its obligations, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(d)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)        The execution and delivery of this Agreement by the Acquiring Fund did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust, By-Laws or Acquiring Fund VMTP Statement (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Declaration of Trust, By-Laws and Acquiring Fund VMTP Statement).

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Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.7        The Acquiring Fund shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        Performance Plus has been duly incorporated and is validly existing and in good standing under the laws of the State of Minnesota and, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        Dividend Advantage 2 has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(c)        Each Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts or State of Minnesota, as applicable, is required for consummation by the Target Funds of the transactions contemplated herein, except as have been obtained.

(e)        With respect to each Target Fund, the execution and delivery of this Agreement by the Target Fund, did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust or Articles of Incorporation, as applicable, Target Fund VRDP Statement or Target Fund VMTP Statement, as applicable, or By-Laws (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Declaration of Trust or Articles of Incorporation, as applicable, Target Fund VRDP Statement or Target Fund VMTP Statement, as applicable, and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP. Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the State of Minnesota, Vedder Price P.C. may rely on the opinions of Dorsey & Whitney LLP.

8.8        With respect to each Reorganization, the Funds participating in such Reorganization shall have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

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(a)        The transfer of substantially all of the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund followed by the distribution to Target Fund Shareholders of all the Acquiring Fund Shares received by the Target Fund in complete liquidation of the Target Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund.

(c)        No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization, except to the extent the Target Fund Common Shareholders receive cash in lieu of a fractional Acquiring Fund Common Share.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f)        The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Target Fund immediately before the Reorganization. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the federal income tax consequences of payments, if any, to holders of VRDP Shares of Performance Plus who elect Dissenters’ Rights, (2) the effect of the Reorganizations on a Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

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Such opinions shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and each Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor any Target Fund may waive the conditions set forth in this Section 8.8. Insofar as the opinions expressed above relate to or are dependent upon the classification of the Acquiring Fund Preferred Shares as equity securities for U.S. federal income tax purposes, Vedder Price P.C. may rely on the opinions delivered to the Acquiring Fund by Sidley Austin LLP with respect to such issue for the Acquiring Fund VRDP Shares and K&L Gates LLP with respect to such issue for the Acquiring Fund VMTP Shares.

8.9        (a) The Acquiring Fund shall have obtained written confirmation from the rating agencies then rating the preferred shares of the Funds to the effect that consummation of the transactions contemplated by this Agreement will not impair the then current rating assigned by such rating agencies to the existing Acquiring Fund VMTP Shares; and (b) the Acquiring Fund Preferred Shares to be issued pursuant to Section 1.1 will be rated by such rating agencies no lower than the then current rating assigned by such rating agencies to the respective series of VRDP Shares or VMTP Shares of the Target Fund exchanged therefor.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganizations (whether or not the Reorganizations are consummated) will be allocated among the Funds pro-rata based on the projected relative benefits to each Fund during the first year following the Reorganizations, and each Fund shall have accrued such expenses as liabilities at or before the Valuation Time. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that no party has made to any other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

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10.2        The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or any Vice President without further action by a Target Fund Board or the Acquiring Fund Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)        a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by a Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Reorganization(s).

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Board, a Target Fund Board, the Acquiring Fund, a Target Fund, the Adviser, any sub-adviser to a Fund, or any officers of such Funds, the Adviser or sub-advisers.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board of Trustees or Board of Directors, as applicable; provided, however, that following the meeting of the shareholders of the Funds called by each Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

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13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        With respect to the Acquiring Fund and Dividend Advantage 2, it is expressly agreed that the obligations of such Fund hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of such Fund personally, but shall bind only the property of such Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by each Fund’s Board of Trustees, and this Agreement has been signed by authorized officers of the Acquiring Fund and Dividend Advantage 2 acting as such. Neither the authorization by such Board members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of a Fund as provided in its Declaration of Trust.

13.6        It is understood and agreed that the use of a single agreement is for administrative convenience only and shall constitute a separate agreement between each Target Fund and the Acquiring Fund, as if each party had executed a separate document. No Fund shall have any liability for the obligations of any other Fund, and the liabilities of each Fund shall be several and not joint.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND

By:
Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC.

By:
Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2

By:
Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

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EXHIBIT A

Target Fund	Target Fund Preferred Shares Outstanding	Acquiring Fund Preferred Shares to be Issued in the Reorganizations
Performance Plus	VRDP Shares, Series 1 $100,000 liquidation value per share Final Mandatory Redemption Date: March 1, 2040	VRDP Shares, Series 1 $100,000 liquidation value per share Final Mandatory Redemption Date: March 1, 2040

Dividend Advantage 2	VMTP Shares, Series 2017 $100,000 liquidation value per share Term Redemption Date: July 1, 2017	VMTP Shares, Series 2017 $100,000 liquidation value per share Term Redemption Date: July 1, 2017

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EXHIBIT B

CAPITALIZATION OF TARGET FUNDS

Target Fund	Authorized Common Shares	Authorized Preferred Shares
Performance Plus	200,000,000	1,000,000

Dividend Advantage 2	Unlimited	Unlimited

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APPENDIX B

BENEFICIAL OWNERSHIP

Beneficial Ownership

The following table sets forth for each Board Member and Board Member Nominee the dollar range of equity securities beneficially owned in Dividend Advantage and Dividend Advantage 2 and in all Nuveen funds overseen by such Board Member or Board Member Nominee as of December 31, 2014.

Dollar Range of Equity Securities

Board Member/Nominee(1)	Dividend Advantage	Dividend Advantage 2	Family of Investment Companies(2)
Board Members/Nominees who are not interested persons of the Funds
Jack B. Evans	None	None	over $	100,000
William C. Hunter	None	None	over $	100,000
David J. Kundert	None	None	over $	100,000
John K. Nelson	None	None	over $	100,000
William J. Schneider	None	None	over $	100,000
Judith M. Stockdale	None	None	over $	100,000
Carole E. Stone	None	None	over $	100,000
Virginia L. Stringer	None	None	over $	100,000
Terence J. Toth	None	None	over $	100,000
Board Members/Nominees who are “interested persons” of the Funds
William Adams IV	None	None	over $	100,000
Thomas S. Schreier, Jr.	None	None	over $	100,000

(1)	All Board Members are Nominees for election with respect to common and/or preferred shareholders of Dividend Advantage and Dividend Advantage 2 at the Annual Meeting, as described in the Joint Proxy Statement.

(2)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member or Board Member Nominee in the Dividend Advantage and Dividend Advantage 2 and in all Nuveen funds overseen by such Board Member or Board Member Nominee.

B-1

The following table sets forth for each Board Member and Board Member Nominee individually and for the Board Members, Board Member Nominees and officers as a group the amount of shares beneficially owned in the Dividend Advantage and Dividend Advantage 2 as of December 31, 2014. The information as to beneficial ownership is based on statements furnished by each Board Member, Board Member Nominee and officer.

Fund Shares Owned By Board Members And Officers(1)

Board Member/Nominee	Dividend Advantage	Dividend Advantage 2
Board Members/Nominees who are not interested persons of the Funds	None	None
Jack B. Evans	None	None
William C. Hunter	None	None
David J. Kundert	None	None
John K. Nelson	None	None
William J. Schneider	None	None
Judith M. Stockdale	None	None
Carole E. Stone	None	None
Virginia L. Stringer	None	None
Terence J. Toth	None	None
Board Members/Nominees who are “interested persons” of the Funds
William Adams IV	None	None
Thomas S. Schreier, Jr.	None	None
All Board Members/Nominees and Officers as a Group	None	None

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

B-2

APPENDIX C

NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING THE LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed-End Fund Committee Meeting
Acquiring Fund	6	8	1	6	6	4	7	4
Dividend Advantage 2	6	8	1	6	6	4	7	4

C-1

APPENDIX D

NUVEEN FUND BOARD AUDIT COMMITTEE CHARTER

I. Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II. Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.

Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

3.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management’s or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

1.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

2.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

1.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

4.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommending changes thereto to the full Board.

6.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and considering management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, proposing to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

1.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee.

11.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting-related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

APPENDIX E

CONFIDENTIAL INFORMATION MEMORANDUM

Copy No.

Strictly Confidential

$38,000,000 NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND

VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

380 SHARES SERIES 2017

LIQUIDATION PREFERENCE $100,000 PER SHARE

This Information Memorandum is provided for information purposes in connection with the issuance of up to 380 Variable Rate MuniFund Term Preferred Shares, Series 2017 (the “New VMTP Shares”), of Nuveen New York Dividend Advantage Municipal Fund (the “Fund”) in connection with the reorganization of Nuveen New York Dividend Advantage Municipal Fund 2 (“Dividend Advantage 3”) into the Fund (the “Dividend Advantage 2 Reorganization”). Each VMTP Share has a liquidation preference of $100,000 per share (the “Liquidation Preference”).

This Information Memorandum is being provided exclusively to holders of Variable Rate MuniFund Term Preferred Shares of Dividend Advantage 2 (“Dividend Advantage 2 VMTP Shares”) as of February 20, 2015. At the closing of the Dividend Advantage 2 Reorganization, Dividend Advantage 2 will transfer substantially all of its assets to the Fund in exchange for common and preferred shares of the Fund, and the assumption by the Fund of substantially all of the liabilities of Dividend Advantage 2. Dividend Advantage 2 will then be liquidated, dissolved and terminated in accordance with applicable law. Holders of Dividend Advantage 2 VMTP Shares will receive on a one-for-one basis New VMTP Shares of the Fund in exchange for their Dividend Advantage 2 VMTP Shares held immediately prior to the Dividend Advantage 2 Reorganization.

The terms of the New VMTP Shares to be issued in the Dividend Advantage 2 Reorganization will be substantially identical, as of the time of the closing of the Reorganization, to the outstanding Dividend Advantage 2 VMTP Shares for which they will be exchanged. The preferences, voting powers, restrictions, limitations as to dividends, qualification, and terms and conditions of redemption of the New VMTP Shares are set forth in the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series 2017 Variable Rate MuniFund Term Preferred Shares attached hereto as Appendix A and incorporated herein by reference (the “Statement”) and a VMTP Purchase Agreement among the Fund and the initial holders of the New VMTP Shares (the “VMTP Purchase Agreement”). Any capitalized terms used but not defined herein shall have the meaning given in the Statement. Each prospective holder of the New VMTP Shares is strongly cautioned to review the Statement and the VMTP Purchase Agreement in their entirety for a complete description of all terms applicable to the

New VMTP Shares. The summary description of the New VMTP Shares set forth below does not purport to be a complete description of all terms applicable to the New VMTP Shares.

Investing in VMTP Shares involves risks. See “Risks” beginning on page 3.

The securities offered hereby have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the securities are being offered and sold only to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and are subject to transfer restrictions. See “Notice to Investors” and “Plan of Offering.”

Offering Price: $100,000 per New VMTP Share

The date of this Information Memorandum is [—], 2015

Book-Entry Only. It is expected that the New VMTP Shares will be ready for delivery in book-entry form only through the facilities of The Depository Trust Company (“DTC”), on or about the closing date of the Dividend Advantage 2 Reorganization.

The Fund. The Fund is a diversified, closed-end management investment company. The Fund’s investment objectives are to provide current income exempt from regular federal, New York State and New York City income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal securities that the Fund’s investment adviser or sub-adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

The New VMTP Shares. The terms of the New VMTP Shares to be issued pursuant to the Dividend Advantage 2 Reorganization will be substantially identical, as of the time of closing of the Reorganization, to the terms of the outstanding Dividend Advantage 2 VMTP Shares for which they will be exchanged, including the same:

•	dividend rate and dividend rate determination method, including applicable spread adjustments;

•	mandatory and optional redemption terms, including the same term redemption date;

•	voting and consent rights;

•	registration rights; and

•	information delivery requirements.

The terms of the New VMTP Shares are further summarized below. The specific preferences, voting powers, restrictions, limitations as to dividends, qualification, and terms and conditions of redemption of the New VMTP Shares are contained in the Statement attached hereto as Appendix A.

As of February 20, 2015, the Fund had 560 VMTP Shares outstanding (the “Outstanding VMTP Shares” and together with the New VMTP Shares, the “VMTP Shares”). Following the Dividend Advantage 2 Reorganization, based on Dividend Advantage 2 VMTP Shares outstanding as of February 20, 2015, the Fund will have 940 VMTP Shares outstanding. The terms of the New VMTP Shares will be substantially identical to the terms of the Dividend Advantage 2 VMTP Shares. Additionally, upon the closing of the concurrent reorganization of Nuveen New York Performance Plus Municipal Fund, Inc. (“Performance Plus”) into the Fund (the “Performance Plus Reorganization” and together with the Dividend Advantage 2 Reorganization, the “Reorganizations” and each, a “Reorganization”), the Fund will also have 890 Variable Rate Demand Preferred Shares (“VRDP Shares”) outstanding. The New VMTP Shares will rank on parity with each other and with the Fund’s Outstanding VMTP Shares and VRDP Shares with respect to the payment of dividends by the Fund and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

Dividend Rate. The dividend rate for the New VMTP Shares is determined with respect to Rate Periods that will generally commence on a Thursday and end on the following Wednesday when a new Index Rate (as defined below) is published. The “Index Rate” for any such Rate Period will be (i) the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index made available at 5:00 p.m., New York City time, on the day immediately preceding the beginning of such Rate Period or (ii) except as otherwise provided in the Statement, if such index is not made available by 5:00 p.m., New York City time, on such date, the SIFMA Municipal Swap Index as determined on the previous Rate Determination Date. If the day immediately preceding a Rate Period is not a Business Day (meaning any day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange (the “NYSE”) is not closed), that Rate Period will begin on the next Business Day on which such index is next made available but the end date of such Rate Period will not be adjusted. The dividend rate for any Rate Period will be equal to the Index Rate plus the “Applicable Spread.” The Applicable Spread will initially be the same as the Applicable Spread for the Dividend Advantage 2 VMTP Shares held immediately prior to the closing of the Dividend Advantage 2 Reorganization and is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the New VMTP Shares by a rating agency providing a credit rating for the New VMTP Shares at the request of the Fund, as described below, provided that the dividend rate will in no event exceed 15% per annum. The applicable dividend rate of the New VMTP Shares is referred to herein as the “Dividend Rate.” See “Dividends and Distributions” and the related definitions in the Statement for additional information relating to the applicable Dividend Rate.

Applicable Spread Adjustments. As noted above, the Applicable Spread will initially be the same as the Applicable Spread for the Dividend Advantage 2 VMTP Shares held immediately prior to the closing of the Dividend Advantage 2 Reorganization but will adjust based on the highest applicable credit rating most recently assigned to the New VMTP Shares by Fitch Ratings, Inc., part of the Fitch Group (“Fitch”), or any additional or different rating agency providing a long-term credit rating on the

New VMTP Shares and which is designated a “Rating Agency” as provided in the Statement. Any such adjustment to the per annum percentage will be as set forth opposite such assigned rating in the table below:

Long-Term Ratings*
Fitch	Applicable Spread**
AAA to AA	0.95%
AA-	1.15%
A+	1.35%
A	1.55%
A-	1.75%
BBB+	2.65%
BBB	2.80%
BBB-	2.95%

*	And/or the equivalent ratings of an Other Rating Agency then rating the New VMTP Shares utilizing the highest of the ratings of the Rating Agencies then rating the New VMTP Shares.

**	Unless an Increased Rate Period is in effect and continuing, in which case the Applicable Spread will be 5.95% for such period.

The Applicable Spread will increase to 5.95% per annum for a Rate Period (an “Increased Rate Period”) if on the first day of such Rate Period, (A) the Fund has failed to deposit with the Redemption and Paying Agent for the New VMTP Shares by 12:00 noon, New York City time, on a Dividend Payment Date for such New VMTP Shares, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on such New VMTP Shares payable on such Dividend Payment Date (a “Dividend Default”) and such Dividend Default has not ended in the manner required by the Statement on or prior to such first day; (B) the Fund has failed to deposit with the Redemption and Paying Agent for the New VMTP Shares by 12:00 noon, New York City time, on an applicable Redemption Date for such New VMTP Shares, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such New VMTP Shares on such Redemption Date (a “Redemption Default”) and such Redemption Default has not ended in the manner required by the Statement on or prior to such first day; (C) any Rating Agency has withdrawn the credit rating required to be maintained with respect to the New VMTP Shares pursuant to the Statement other than due to the Rating Agency ceasing to rate tax-exempt closed-end management investment companies generally and such withdrawal is continuing; (D) a Ratings Event (as defined below) has occurred and is continuing with respect to the New VMTP Shares; or (E) (i) a court or other applicable governmental authority has made a final determination that for U.S. federal income tax purposes the New VMTP Shares do not qualify as equity in the Fund and (ii) such determination results from an act or failure to act on the part of the Fund. A “Ratings Event” will be deemed to exist with respect to the New VMTP Shares at any time such VMTP Shares have a long-term credit rating from at least one-half of the Rating Agencies designated at such time that is Below Investment Grade (as defined in the Statement). No Increased Rate Period for the New VMTP Shares with respect to any Dividend Default or Redemption Default will be deemed to have commenced if the amount of any dividend or any Redemption Price due (if such Default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date with respect to which such Default occurred, together with an amount equal to the Index Rate plus 5.95% per annum, applied to the amount and period of such non-payment on the New VMTP Shares.

Dividend Payments. The holders of New VMTP Shares will be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees of the Fund (the “Board”) out of funds legally available for payment, cumulative cash dividends and other distributions on each such VMTP Share at the applicable Dividend Rate for such New VMTP Shares, calculated as set forth in the Statement. Dividends and other distributions on the New VMTP Shares will accumulate from the Date of Original Issue with respect to such New VMTP Shares, which will be on or about the closing date of the Dividend Advantage 2 Reorganization. The “Dividend Period” for the New VMTP Shares will generally be a calendar month and the “Dividend Payment Date” in respect of each Dividend Period is the first Business Day following the end of such Dividend Period, except that the first Dividend Period on the New VMTP Shares will begin on the Date of Original Issue and end on (and include) the last calendar day of the month in which the Date of Original Issue occurred. The amount of dividends per share payable on the New VMTP Shares on any Dividend Payment Date will equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period. The amount of dividends per share accumulated for each such Rate Period (or part thereof) will be computed by (i) multiplying the Dividend Rate in effect for the New VMTP Shares for such Rate Period (or part thereof) by a fraction, the numerator of which will be the actual number of days in such Rate Period (or part thereof) and the denominator of which will be the actual number of days in the year in which such Rate Period (or such part thereof) occurs (365 or 366) and (ii) multiplying the product determined pursuant to clause (i) by the Liquidation Preference for a New VMTP Share ($100,000). Dividends on New VMTP Shares with respect to any Dividend Period will be declared to the Holders of such shares as their names shall appear on the registration books of the Fund at the close of business on each day in such Dividend Period. Dividends on New VMTP Shares will be paid on each Dividend Payment Date for such New VMTP Shares to the Holders of shares of such New VMTP Shares as their names appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or if such day is not a Business Day, the next preceding Business Day). See “Dividends and Distributions” and the related definitions in the Statement for additional information relating to dividend payments.

Term Redemption. The Fund is required to redeem all outstanding New VMTP Shares on July 1, 2017, unless earlier redeemed or repurchased by the Fund, at a redemption price equal to the sum of the $100,000 Liquidation Preference per New VMTP Share plus an amount equal to all accumulated but unpaid dividends and other distributions thereon (whether or not earned or declared but without interest thereon) to (but excluding) the redemption date. See “Redemption—Term Redemption” in the Statement for additional information relating to the term redemption of the New VMTP Shares.

Optional Redemption. The New VMTP Shares are subject to optional redemption in whole or in part at the option of the Fund on any Business Day (as defined below) at a redemption price equal to the sum of the $100,000 Liquidation Preference per New VMTP Share plus an amount equal to all accumulated but unpaid dividends and other distributions thereon (whether or not earned or declared but excluding interest thereon) from and including the date of original issue to (but excluding) the redemption date plus, if redeemed prior to July 1, 2015, an optional redemption premium per share equal to the product of (a) 0.95% and (b) the $100,000 Liquidation Preference per share. See “Redemption—Optional Redemption” in the Statement for additional information relating to the optional redemption of the New VMTP Shares.

v

Asset Coverage Mandatory Redemption. If the Fund fails to have Asset Coverage (as defined in the Statement) of at least 225% as of the close of business on any Business Day on which such Asset Coverage is required to be calculated and such failure is not cured as of 30 calendar days following such Business Day, the Fund will proceed to redeem Preferred Shares (as defined in the Statement) equal to the lesser of (i) the minimum number of Preferred Shares that will result in the Fund having Asset Coverage of at least 225% and (ii) the maximum number of Preferred Shares that can be redeemed out of monies expected to be legally available; and, at the Fund’s sole option, the Fund may redeem a number of Preferred Shares that will result in the Fund having Asset Coverage of up to and including 250%. The Preferred Shares to be redeemed may include at the Fund’s sole option any number or proportion of New VMTP Shares. If New VMTP Shares are redeemed, such shares will be redeemed at a redemption price equal to their $100,000 Liquidation Preference per share plus accumulated but unpaid dividends and other distributions thereon (whether or not declared, but excluding interest thereon) from and including the date of original issue to (but excluding) the date fixed for such redemption. See “Redemption—Asset Coverage Mandatory Redemption” in the Statement for additional information relating to the Asset Coverage Mandatory Redemption.

Effective Leverage Ratio Mandatory Redemption. If the Effective Leverage Ratio (as defined in the Statement and as modified by the VMTP Purchase Agreement with respect to [—], including its successors by merger or operation of law (the “Purchaser”), in its capacity as the initial purchaser of the New VMTP Shares) of the Fund exceeds 45% as of the close of business on any Business Day on which such ratio is required to be calculated and such failure is not cured as of the close of business on the date that is seven Business Days following the Business Day on which such non-compliance is first determined, the Fund will cause the Effective Leverage Ratio not to exceed 45% by (A) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (B) proceeding with redeeming a sufficient number of Preferred Shares, which at the Fund’s sole option may include any number or proportion of New VMTP Shares, in accordance with the terms of such Preferred Shares, or (C) engaging in any combination of the actions contemplated by (A) and (B) above. Any New VMTP Shares so redeemed will be redeemed at a redemption price equal to their $100,000 Liquidation Preference per share plus accumulated but unpaid dividends and other distributions thereon (whether or not declared, but excluding interest thereon) to (but excluding) the date fixed for such redemption. Notwithstanding the foregoing, in the event that the Fund’s Effective Leverage Ratio exceeds 45% on any Business Day solely by reason of fluctuations in the market value of the Fund’s portfolio securities, the Effective Leverage Ratio is only required not to exceed 46% on such Business Day. See “Redemption—Effective Leverage Ratio Mandatory Redemption” in the Statement for additional information relating to the Effective Leverage Ratio Mandatory Redemption.

Information Requirements. The Purchaser is entitled to receive various information concerning the Fund that is described in the VMTP Purchase Agreement under the heading “Covenants of the Issuer—Information.” In particular, the Purchaser is entitled to receive, on the fifteenth and last day of each month (i) reports of portfolio holdings of the Fund and (ii) a report on the Fund’s Asset Coverage, Effective Leverage Ratio, and the floating rate securities of tender option bond (“TOB”) trusts for which the Fund owns the inverse floating rate certificates. Prior to any registration of the New VMTP Shares under the Securities Act, a permitted transferee of such VMTP Shares will have the right to receive such information upon satisfying certain conditions. A fee is payable to the Purchaser if these reports have not been timely delivered and such failure is not cured within three (3) Business Days after notification of such failure is provided by such purchaser. See the VMTP

Purchase Agreement for additional information. Also, in the event of such a failure, such purchaser has the right to calculate the Effective Leverage Ratio for the New VMTP Shares based on the securities holdings contained in the most recent reports provided and current market prices at the time of calculation.

Voting and Consent Rights. The holders of New VMTP Shares are entitled to certain voting rights. See “Voting Rights” in the Statement for a description of the voting rights granted to the holders of New VMTP Shares. In addition, the consent of the holders of more than 50% of the outstanding New VMTP Shares is required under the VMTP Purchase Agreement for certain actions affecting their investment in the Fund, including, but not limited to, (i) any amendment, alteration or repeal of any provision of the Declaration of Trust of the Fund (the “Declaration”), or the Statement, that would affect any preference, right or power of the VMTP Shares differentially from the rights of the holders of the Fund’s common shares, (ii) any termination of any Rating Agency for the New VMTP Shares or any selection of a replacement or additional Rating Agency for the New VMTP Shares, (iii) the issuance of any indebtedness or additional preferred shares of the Fund (subject to certain exceptions including, but not limited to, the incurrence of indebtedness or the issuance of Preferred Shares, the proceeds of which are used to redeem or repurchase New VMTP Shares), and (iv) the creation or incurrence of certain liens on the Fund’s assets. The Purchaser also has certain consent rights under the VMTP Purchase Agreement that are applicable only to it, including without limitation to the extent the Purchaser is the Holder, Designated Owner or beneficial owner of at least 51% of the VMTP Shares then outstanding, without the prior written consent of the Purchaser, the Fund will not agree to, consent to or permit any amendment, supplement, interpretation, modification or repeal of the Statement or any provision therein, nor waive any provision thereof. Certain (but not all) of these consent rights are assignable by the Purchaser to subsequent holders of New VMTP Shares that are permitted transferees of such VMTP Shares as set forth in the Statement and VMTP Purchase Agreement. All of the consent rights granted to the holders of more than 50% of the outstanding New VMTP Shares and/or the Purchaser terminate if any of the New VMTP Shares are registered for sale under the Securities Act. See the VMTP Purchase Agreement for a complete description of all terms applicable to these consent rights and the limitations thereof.

Investment Strategies. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined below) in municipal securities and other related investments the income from which is exempt from regular federal, New York State and New York City income taxes. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Investment Adviser”), and/or sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”). The Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by Nuveen Fund Advisors and/or Nuveen Asset Management. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below both B3 and B- or that are unrated and judged to be of comparable quality by Nuveen Fund Advisors and/or Nuveen Asset Management. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which the Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates. There is no assurance that the Fund will achieve its investment objectives. See “The Fund’s Investments.”

Tax Exemption. The dividend rate for New VMTP Shares assumes that each month’s distribution is comprised solely of dividends exempt from regular federal income taxes, although a portion of those dividends may be subject to the federal alternative minimum tax. From time to time, the Fund may be required to allocate capital gains and/or ordinary income to a given month’s distribution on New VMTP Shares. To the extent that it does so, the Fund will use commercially reasonable efforts to contemporaneously either (i) adjust the Dividend Rate so as to pay, or (ii) make a separate, supplemental distribution of, in either case an amount that, when combined with the total amount of regular tax-exempt income, capital gains and ordinary income in the monthly distribution, is intended to make the distributions equal on an after-tax basis (determined based upon the maximum marginal federal income tax rate taking into account Section 1411 of the Internal Revenue Code of 1986, as amended (the “Code”), in effect at the time of such payment) to the amount of the monthly distribution if it had been entirely comprised of dividends exempt from regular federal income taxes. Alternatively, where such commercially reasonable efforts do not reasonably permit the Fund to effect a payment or distribution as described in the preceding sentence, the Fund will satisfy the requirement to allocate capital gains or ordinary income to New VMTP Shares by making a supplemental distribution of such gains or income to holders of New VMTP Shares, over and above the monthly dividend that is fully exempt from regular federal income taxes. If, in connection with a redemption of New VMTP Shares, the Fund allocates capital gains or ordinary income to a distribution on New VMTP Shares without having made either a contemporaneous adjustment of the Dividend Rate or supplemental distribution of an additional amount or an alternative supplemental distribution of capital gains and/or ordinary income, it will cause an additional amount to be distributed to holders of New VMTP Shares whose interests are redeemed, which amount, when combined with the total amount of regular tax-exempt income, capital gains and ordinary income allocated in the distribution, is intended to make the distribution and the additional amount equal on an after-tax basis (determined based upon the maximum marginal federal income tax rate taking into account Section 1411 of the Code in effect at the time of such payment) to the amount of the distribution if it had been entirely comprised of dividends exempt from regular federal income tax. Investors should consult with their own tax advisors before making an investment in the New VMTP Shares. See “Tax Matters.”

To the extent a Holder of VMTP Shares is: (i) a natural person subject to New York State and New York City taxation on his or her income, or (ii) a person, other than a natural person, that seeks to pay dividends (or make other distributions or allocations of income) that are exempt from New York State and New York City income tax, such Holder is a “New York Holder.” To the extent the Fund may be required to allocate capital gains and/or ordinary income to a given month’s distribution on New VMTP Shares, as described above, to a New York Holder, the adjustment in the Dividend Rate or, as the case may be, the separate, supplemental distribution amount, each as described above, will be increased to make such distributions equal on an after-tax basis that includes the New York State and, if applicable, New York City personal tax effect (an “Additional New York Amount Payment”), in addition to the federal income tax effect described above. No Additional New York Amount Payment shall apply or be payable with respect to any VMTP Shares that are being registered and sold pursuant to an effective registration statement under the Securities Act or to any subsequent transfer of such registered VMTP Shares.

Priority of Payment. New VMTP Shares will be senior securities that represent stock of the Fund and are senior, with priority in all respects, to the Fund’s common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. New VMTP Shares will rank on parity as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with other preferred shares currently outstanding, including the Outstanding VMTP Shares, or to be issued in the future, including the VRDP Shares to be issued in the Performance Plus Reorganization. The Fund may issue additional preferred shares on parity with New VMTP Shares, subject to certain limitations as set forth in the Statement and (prior to any registration for sale of the New VMTP Shares under the Securities Act) certain consent rights of the holders of more than 50% of any of the outstanding New VMTP Shares as set forth in the VMTP Purchase Agreement. The Fund may not issue additional classes of shares that are senior to VMTP Shares or that are senior to other outstanding preferred shares of the Fund as to payments of dividends or as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Fund, as a fundamental policy, may not issue debt securities other than as described herein. In addition, as a fundamental policy, the Fund may not borrow money, except from banks for temporary or emergency purposes, or for repurchase of its shares, subject to certain restrictions. The VMTP Purchase Agreement limits such borrowings for temporary purposes to not more than 5% of the Fund’s assets and a term of not more than 60 days. Any such debt securities or borrowings by the Fund will be senior to the VMTP Shares. See “Investment Restrictions” in this Information Memorandum, “Issuance of Additional Preferred Shares” in the Statement and “Miscellaneous—Consent Rights of the Majority Participants to Certain Actions” in the VMTP Purchase Agreement.

Transfer Restrictions. The New VMTP Shares are subject to substantial restrictions on transfer. See “Transfers” in the Statement and the description of such transfer restrictions in this Information Memorandum for additional information on these transfer restrictions.

Term Redemption Liquidity Account and Liquidity Requirement. On or prior to December 31, 2016 (the “Liquidity Account Initial Date”), the Fund will cause its custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with its custodian’s normal procedures, from the other assets of the Fund (the “Term Redemption Liquidity Account”) Deposit Securities (as defined in the Statement) or any other security or investment owned by the Fund that is rated not less than A3 by Moody’s, A- by Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”), A- by Fitch or an equivalent rating by any other NRSRO (each a “Liquidity Account Investment” and collectively the “Liquidity Account Investments”) with a Market Value (as defined in the Statement) equal to at least 110% of the Term Redemption Amount (as defined below) with respect to such New VMTP Shares. The “Term Redemption Amount” for New VMTP Shares is equal to the Term Redemption Price to be paid on the Term Redemption Date, based on the number of New VMTP Shares then outstanding, assuming for this purpose that the Dividend Rate in effect at the Liquidity Account Initial Date will be the Dividend Rate in effect until the Term Redemption Date. If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for New VMTP Shares as of the close of business on any Business Day is less than 110% of the Term Redemption Amount, then the Fund will cause the custodian and Nuveen Fund Advisors to take all such necessary actions, including segregating assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account is at least equal to 110% of the Term Redemption Amount not later than the close of business on the next succeeding Business

Day. With respect to assets of the Fund segregated as Liquidity Account Investments with respect to the New VMTP Shares, Nuveen Asset Management, on behalf of the Fund, will be entitled to instruct the custodian on any date to release any Liquidity Account Investments from such segregation and to substitute therefor other Liquidity Account Investments not so segregated, so long as (i) the assets of the Fund segregated as Liquidity Account Investments at the close of business on such date have a Market Value (as defined in the Statement) equal to 110% of the Term Redemption Amount and (ii) the assets of the Fund segregated as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) (as set forth below) that is applicable to such date. The Fund will cause the custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the custodian with respect to the payment of its fees or repayment for its advances.

The Market Value of the Deposit Securities held in the Term Redemption Liquidity Account for the New VMTP Shares, from and after the 15th day of the calendar month that is the number of months preceding the month of the Term Redemption Date specified in the table set forth below, will not be less than the percentage of the Term Redemption Amount for the New VMTP Shares set forth below opposite such number of months (the “Liquidity Requirement”), but in all cases subject to the cure provisions of described below:

Number of Months Preceding Month of Term Redemption Date	Value of Deposit of Securities as Percentage of Term Redemption Amount
5	20%
4	40%
3	60%
2	80%
1	100%

If the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for the New VMTP Shares as of the close of business on any Business Day is less than the Liquidity Requirement for such Business Day, then the Fund will cause the segregation of additional or substitute Deposit Securities in respect of the Term Redemption Liquidity Account, so that the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account is at least equal to the Liquidity Requirement not later than the close of business on the next succeeding Business Day.

The Deposit Securities included in the Term Redemption Liquidity Account may be applied by the Fund, in its discretion, towards payment of the Term Redemption Price. Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the New VMTP Shares on the Term Redemption Date, the requirement of the Fund to maintain the Term Redemption Liquidity Account as described above will lapse and be of no further force and effect.

Eligible Assets. In the VMTP Purchase Agreement, the Fund has represented that, as of the date of this Information Memorandum, the Fund owns only Eligible Assets. “Eligible Assets” means the instruments described in Exhibit B to the VMTP Purchase Agreement, which exhibit may be

x

amended from time to time with the prior written consent of the Purchaser, in which the Fund may invest. In addition, the Fund has covenanted in the VMTP Purchase Agreement to only make investments in Eligible Assets, in accordance with the Fund’s investment objectives and the investment policies set forth in this Information Memorandum.

Registration Rights. The holders of a majority of the outstanding New VMTP Shares at the time in question have the right to demand the registration under the Securities Act of all or a portion of the New VMTP Shares pursuant to a Registration Rights Agreement among the Fund and the initial holders (the “Registration Rights Agreement”). The failure of the Fund to fulfill certain obligations under the Registration Rights Agreement will give rise to a fee payable to the Purchaser as described the VMTP Purchase Agreement.

Redemption and Paying Agent. The redemption and paying agent for the New VMTP Shares is State Street Bank and Trust Company, Canton, Massachusetts.

Investment Adviser and Sub-Adviser. Nuveen Fund Advisors is responsible for determining the Fund’s overall investment strategies and their implementation. Nuveen Asset Management serves as the Fund’s sub-adviser and oversees the day-to-day operations of the Fund.

The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787. Prospective investors should read this Information Memorandum, which sets forth concisely the information about the Fund that a prospective investor ought to know before deciding whether to invest.

THE NEW VMTP SHARES REPRESENT INVESTMENTS IN THE FUND AND DO NOT REPRESENT AN INTEREST IN OR OBLIGATIONS OF, AND ARE NOT INSURED BY, ANY OF THE FUND’S INVESTMENT ADVISER, NUVEEN ASSET MANAGEMENT, OR THE REDEMPTION AND PAYING AGENT.

This Information Memorandum is furnished by the Fund on a confidential basis in connection with an offering exempt from registration under the Securities Act, solely for the purpose of enabling holders of Dividend Advantage 2 VMTP Shares to consider the purchase of the securities offered hereby. The information contained or incorporated by reference in this Information Memorandum has been provided solely by the Fund and other sources identified herein.

The New VMTP Shares have not been and will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable securities laws. Accordingly, the securities are being offered and sold only to qualified institutional buyers in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act. Prospective purchasers are hereby notified that sellers of the securities offered hereby may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. For certain restrictions on resales, see “Notice to Investors.” It is unlikely that a market will develop for the securities offered hereby.

Prospective investors are hereby offered the opportunity, prior to acquiring any securities, to ask questions and receive answers concerning the terms and conditions of the offering of the New VMTP Shares and to obtain from the Fund additional information, to the extent that the Fund possesses such information or can acquire it without unreasonable effort or expense, that is necessary to verify the accuracy of the information contained herein or provided pursuant hereto.

The New VMTP Shares have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), or any state securities commission or regulatory authority, nor have the foregoing authorities reviewed this Information Memorandum or confirmed the accuracy or determined the adequacy of this Information Memorandum. Any representation to the contrary is a criminal offense.

This Information Memorandum is personal to the offeree and has been prepared solely for use in connection with the offering of the securities and does not constitute an offer to any other person or to the public generally to subscribe for or otherwise acquire the securities. Distribution of this Information Memorandum to any person other than the offeree and those persons, if any, retained to advise such offeree with respect to the offer and sale of the New VMTP Shares is not authorized, and any disclosure of any of its contents is prohibited. Each offeree, by accepting delivery of this Information Memorandum, agrees to the foregoing and agrees to make no copies of this Information Memorandum.

The New VMTP Shares will be issued in book-entry form, as global securities (the “Global Securities”). The Global Securities will be deposited with, or on behalf of DTC and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities will be held only through DTC and any of its participants. Unless the context otherwise requires, references in this Information Memorandum to the “New VMTP Shares” include any beneficial interest therein. See “Book-Entry Procedures and Settlement.”

This Information Memorandum contains information believed to be accurate as of the date hereof with respect to certain terms of certain documents, but reference is made to the actual documents (copies of which are attached or otherwise available on a confidential basis to prospective investors) for complete information with respect thereto, and all such summaries are qualified in their entirety by such reference.

The distribution of this Information Memorandum and the offering of the securities in certain jurisdictions may be restricted by law. Persons in possession of this Information Memorandum are required to inform themselves about and to observe any such restrictions. This Information Memorandum does not constitute, and may not be used for or in connection with, an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not authorized or to any person to whom it is unlawful to make such offer or solicitation.

No action has been taken by the Fund that would permit an offering of the New VMTP Shares or the circulation or distribution of this Information Memorandum or any offering material in relation to the Fund or the securities in any jurisdiction where action for that purpose is required.

THIS INFORMATION MEMORANDUM IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE RELIED UPON ALONE AS THE BASIS FOR AN INVESTMENT DECISION. IN MAKING AN INVESTMENT DECISION, PROSPECTIVE INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE FUND, AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF AN INVESTMENT IN VMTP SHARES FOR THE ENTIRE TERM OF THE SECURITIES.

NEITHER THE FUND NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION TO ANY OFFEREE OR PURCHASER OF NEW VMTP SHARES REGARDING THE LEGALITY OF INVESTMENT THEREIN BY SUCH OFFEREE OR PURCHASER UNDER APPLICABLE LEGAL INVESTMENT OR SIMILAR LAWS OR REGULATIONS OR THE PROPER CLASSIFICATION OF SUCH AN INVESTMENT THEREUNDER.

THE CONTENTS OF THIS INFORMATION MEMORANDUM ARE NOT TO BE CONSTRUED AS LEGAL, BUSINESS OR TAX ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN ATTORNEY, BUSINESS ADVISOR AND TAX ADVISOR AS TO LEGAL, BUSINESS AND TAX ADVICE. INVESTMENT IN THE NEW VMTP SHARES MAY NOT BE SUITABLE FOR ALL RECIPIENTS OF THIS INFORMATION MEMORANDUM.

Notwithstanding anything to the contrary contained in this Information Memorandum or any other express or implied agreement to the contrary, each prospective purchaser (and each employee, representative or other agent of each prospective purchaser) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of an investment in the securities offered hereby and all materials of any kind that are provided to the prospective purchaser relating to such tax treatment and tax structure (as such terms are defined in U.S. Treasury regulation section 1.6011-4). This authorization of tax disclosure is retroactively effective to the commencement of discussions with the prospective purchasers regarding the transactions contemplated herein.

In this Information Memorandum, references to “U.S. Dollars,” “Dollars” and “$” are to United States dollars.

FORWARD LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference herein are forward looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any projections, forecasts or estimates will not materialize or will vary significantly from actual results. Actual results may vary from any projections, forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward looking statements include changes in interest rates, market, financial or legal uncertainties, the state of the market in municipal securities (especially those issued by the State of New York and municipalities and other governmental entities located in the state), the funding and solvency of the State of New York and other governmental entities and municipal issuers located in that state, and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund or any of its affiliates or any other person or entity of the results that will actually be achieved by the Fund. None of the Fund or its affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition.

Notice to Investors	1

Risks	3

The Fund	23

Description of the New VMTP Shares	23

Description of VMTP Purchase Agreement	23

Book-Entry Procedures and Settlement	24

The Fund’s Investments	26

Investment Restrictions	47

Management of the Fund	49

Net Asset Value	51

Borrowings	51

Description of Outstanding Shares	52

Certain Provisions in the Declaration of Trust and by-Laws	55

Repurchase of Fund Shares; Conversion to Open-End Fund	57

Tax Matters	58

Custodian	66

Transfer Agent, Dividend Disbursing Agent and Redemption and Paying Agent	66

Independent Registered Public Accounting Firm	66

Miscellaneous	67

Available Information	67

Appendix A—Form of Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares	A-1

Appendix B—Ratings of Investments	B-1

Appendix C—Official Statements Prepared in Connection with the Issuance of State of New York Bonds and Other Related Documents	C-1

You should rely only on the information contained in or incorporated by reference into this Information Memorandum. We have not authorized anyone to provide you with information different from that contained in this Information Memorandum. We are offering to sell New VMTP Shares and seeking offers to buy New VMTP Shares, only in jurisdictions where offers and sales are permitted. The information contained in this Information Memorandum is accurate only as of the date of this Information Memorandum, regardless of the time of delivery of this Information Memorandum or any sale of VMTP Shares.

NOTICE TO INVESTORS

Each purchaser of the New VMTP Shares offered hereby, by its acceptance thereof, will be deemed to have acknowledged, represented to and agreed with the Fund as follows:

(1)        It understands and acknowledges that the securities are “restricted securities” and have not been registered under the Securities Act or any other applicable securities law, are being offered for sale pursuant to Section 4(a)(2) of the Securities Act, and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto and in each case in compliance with the conditions for transfer set forth in paragraph (5) below.

(2)        It is a “qualified institutional buyer” (“QIB”), as defined in Rule 144A promulgated under the Securities Act, and is acquiring the securities for its own account or for the account of another QIB.

(3)        It acknowledges that neither the Fund nor any person representing the Fund has made any representation to it with respect to the Fund or the offering or sale of any securities other than the information contained or incorporated by reference in this Information Memorandum, which has been delivered to it and upon which it is relying in making its investment decision with respect to the securities and information delivered or made available to it in response to its questions, due diligence, and requests for information. Further, no representation is made regarding the New VMTP Shares or the advisability of investing in New VMTP Shares. Moreover, it acknowledges that it has had access to such financial and other information concerning the Fund and the securities as it has deemed necessary in connection with its decision to purchase the securities offered hereby, including an opportunity to ask questions of and request information from the Fund.

(4)        It is purchasing the New VMTP Shares for its own account for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirements of law that the disposition of its property be at all times within its control and subject to its ability to resell such securities pursuant to Rule 144A or any exemption from registration available under the Securities Act.

(5)        In the VMTP Purchase Agreement, the initial purchaser has agreed, and each subsequent holder or owner of the New VMTP Shares will be required to agree, to offer, sell or otherwise transfer such securities only to (1)(i) Persons that it reasonably believes are QIBs that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange (“Closed-End Funds”), banks, or entities that are 100% direct or indirect subsidiaries of banks’ publicly traded parent holding companies (collectively, “Banks”), insurance companies or registered open-end management investment companies, in each case, pursuant to Rule 144A or another available exemption from registration under the Securities Act, in a manner not involving any public offering within the meaning of Section 4(a)(2) of the Securities Act, (ii) TOB trusts in which all investors are Persons that such Purchaser reasonably believes are QIBs that are Closed-End Funds, Banks, insurance companies or registered open-end management investment companies or (iii) other investors with the prior written consent of the Fund and (2) unless the prior written consent of the Fund and the Majority Participants has been obtained, not Nuveen Persons (as defined in the VMTP Purchase Agreement) if such Nuveen Persons would, after such sale and transfer, own more than 20% of the Outstanding New VMTP Shares. The foregoing restrictions on transfer do not apply to any New VMTP Shares that are being registered and sold pursuant to an effective registration statement under the Securities Act or to any subsequent transfer of such registered New VMTP Shares.

(6)        Each purchaser acknowledges that each certificate representing New VMTP Shares (unless sold to the public in an underwritten offering of such New VMTP Shares pursuant to a registration statement filed under the Securities Act) will contain a legend substantially to the following effect:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY STATE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY TO (l)(A) A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” THAT IS A REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANY, THE SHARES OF WHICH ARE TRADED ON A NATIONAL SECURITIES EXCHANGE, BANKS, ENTITIES THAT ARE 100% DIRECT OR INDIRECT SUBSIDIARIES OF BANKS’ PUBLICLY TRADED PARENT HOLDING COMPANIES, INSURANCE COMPANIES OR REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANIES, IN EACH CASE, IN AN OFFER AND SALE MADE PURSUANT TO RULE 144A OR ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, IN A MANNER NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE MEANING OF SECTION 4(a)(2) OF THE SECURITIES ACT; (B) A TENDER OPTION BOND TRUST IN WHICH ALL INVESTORS ARE PERSONS THE HOLDER REASONABLY BELIEVES ARE QUALIFIED INSTITUTIONAL BUYERS THAT ARE REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANIES, THE SHARES OF WHICH ARE TRADED ON A NATIONAL SECURITIES EXCHANGE, BANKS, ENTITIES THAT ARE 100% DIRECT OR INDIRECT SUBSIDIARIES OF BANKS’ PUBLICLY TRADED PARENT HOLDING COMPANIES, INSURANCE COMPANIES OR REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANIES; OR (C) A PERSON THAT THE ISSUER OF THE SECURITY HAS APPROVED IN WRITING TO BE THE HOLDER OF THE SECURITY AND (2) UNLESS THE PRIOR WRITTEN CONSENT OF THE ISSUER OF THE SECURITY AND HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VMTP SHARES IS OBTAINED, NOT A NUVEEN PERSON (AS DEFINED IN THE PURCHASE AGREEMENT, DATED [—], 2015, BETWEEN THE ISSUER OF THE SECURITY AND [—]), IF SUCH NUVEEN PERSON WOULD, AFTER SUCH SALE AND TRANSFER, OWN MORE THAN 20% OF THE OUTSTANDING VMTP SHARES.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE AGREED THAT, IN CONNECTION WITH ANY TRANSFER OF VMTP SHARES, IT IS TRANSFERRING TO THE TRANSFEREE THE RIGHT TO RECEIVE FROM THE FUND ANY DIVIDENDS DECLARED AND UNPAID FOR EACH DAY PRIOR TO THE TRANSFEREE BECOMING THE BENEFICIAL OWNER OF THE VMTP SHARES IN EXCHANGE FOR PAYMENT OF THE PURCHASE PRICE FOR SUCH VMTP SHARES BY THE TRANSFEREE.

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(7)        It acknowledges that the Fund and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties deemed to have been made by its purchase of securities are no longer accurate, it shall promptly notify the Fund. If it is acquiring any securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

RISKS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in VMTP Shares. The section below does not describe all of the risks associated with an investment in the Fund. Additional risks and uncertainties may also adversely affect and impact the Fund. See also “The Fund’s Investments” and “Investment Restrictions.”

Risks of Investing in VMTP Shares

Dividend Rate Risk—VMTP Shares.    The VMTP Shares are variable dividend rate securities. Such securities generally are less sensitive to interest and dividend rate changes but may decline in value if their dividend rate does not rise as much, or as quickly, as interest and dividend rates in general. Conversely, variable dividend rate securities will not generally increase in value if interest and dividend rates decline.

Risks Related to SIFMA Municipal Swap Index.    The Dividend Rate on the VMTP Shares is based on the weekly SIFMA Municipal Swap Index plus an applicable spread that is determined based on the long-term credit rating of the VMTP Shares. The SIFMA Municipal Swap Index is affected by factors that may affect other interest or dividend rates and rate indexes differently, including the following:

•

Marginal Tax Rates.    As the SIFMA Municipal Swap Index represents the rate payable on tax-exempt variable rate demand obligations, decreases in the marginal tax rate may increase the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, as a result of the reduced after-tax benefits of the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index. Conversely, increases in the marginal tax rate may decrease the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, as a result of the greater after-tax benefits of the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index.

•

Tax-Exempt Status of Municipal Securities.    Changes in the tax-exempt status of municipal securities may also affect the SIFMA Municipal Swap Index in relation to other interest and dividend rates and rate indexes. If the tax-exempt status of municipal securities were to be removed, reduced or otherwise adversely affected, the SIFMA Municipal Swap Index would likely increase, converging toward non-tax-exempt interest and dividend rates.

•	Tax Treatment of Comparable Securities. Changes in tax laws that grant non-municipal securities more favorable tax treatment to investors may adversely impact market demand

3

for, and the pricing of, municipal securities generally and the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index specifically.

•

Creditworthiness of Municipal Securities.    Any actual or anticipated decline in the actual or perceived creditworthiness of issuers of municipal securities could significantly increase the level of the SIFMA Municipal Swap Index. Issues of creditworthiness that disproportionately affect issuers of municipal securities in relation to issuers of other variable interest and dividend rate securities would increase the level of the SIFMA Municipal Swap Index in relation to other interest and dividend rates and rate indexes.

•

Supply and Demand for Municipal Securities; Remarketing Practices.    In addition to the creditworthiness of municipal securities, other factors can affect the level of the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, such as supply and demand imbalances, any changes in the remarketing practices for tax-exempt variable rate demand obligations, and other technical trading factors. Aside from changes in the tax law, such supply and demand movements could derive from fragmentation in the market for municipal securities, uncertainty with respect to the rights of the holders of municipal securities, and illiquidity generally in the market.

•

Yield Compression.    As market interest and dividend rates in general decrease, municipal securities may become subject to decreasing demand (as the positive tax effects of holding tax-exempt municipal securities decline on a relative basis) and increasing supply (as municipal issuers seek to exploit low interest rates by issuing more securities). This demand and supply imbalance could increase the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes.

Discontinuation or Modification of the SIFMA Municipal Swap Index.    The SIFMA Municipal Swap Index was created by SIFMA and is produced by Municipal Market Data, a Thomson Financial Services Company (“MMD”). SIFMA and/or MMD may make methodological or other changes that could change the index level of the SIFMA Municipal Swap Index, including changes related to the method by which the index level is calculated, the criteria for eligibility for inclusion in the SIFMA Municipal Swap Index, and/or the timing on which the SIFMA Municipal Swap Index is published. In addition, SIFMA and/or MMD may alter, discontinue or suspend calculation or dissemination of the SIFMA Municipal Swap Index. SIFMA and MMD have no obligation to consider the interests of the Holders of the VMTP Shares in calculating, revising or discontinuing the SIFMA Municipal Swap Index. In the event that the SIFMA Municipal Swap Index is no longer published, the Dividend Rate will be based on the S&P Municipal Bond 7 Day High Grade Rate Index. If the S&P Municipal Bond 7 Day High Grade Rate Index is no longer published, the Board may in good faith select another reasonably comparable index as a replacement subject to approval of a majority of holders of the VMTP Shares as set forth in the VMTP Purchase Agreement. No assurance can be given that the S&P Municipal Bond 7 Day High Grade Rate Index or such other comparable index selected by the Board will be an accurate assessment of average tax-exempt variable rate demand obligation interest and dividend rates that the SIFMA Municipal Swap Index is currently proposed to measure.

No Public Trading Market and Restrictions on Transfer.    The New VMTP Shares are a new issue of securities and there is currently no established trading market for such shares. The Fund does not intend to apply for a listing of the VMTP Shares on a securities exchange or an automated dealer quotation system. Accordingly, there can be no assurance as to the development or liquidity of any

4

market for the VMTP Shares. The Fund has not registered, and does not intend to register, the VMTP Shares under the Securities Act, except in connection with the rights conferred by the Registration Rights Agreement. Accordingly, the VMTP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to persons that are reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision. Furthermore, pursuant to the terms and conditions of the Statement, unless otherwise permitted by the Fund, the VMTP Shares may only be purchased by and sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act that are (a) Closed-End Funds, Banks, insurance companies or registered open-end management investment companies or (b) TOB trusts in which all investors are Closed-End Funds, Banks, insurance companies or registered open-end management investment companies. See the terms and conditions in the Statement under the heading “Transfers.” Such restrictions on transfer of the VMTP Securities may further limit their liquidity. If at any time the Fund is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to preserve the exemption for resales and transfers under Rule 144A under the Securities Act, the Fund will furnish, or cause to be furnished, to VMTP shareholders and prospective purchasers of VMTP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A under the Securities Act. See “Available Information.”

Ratings Risk.    The Fund expects that, at issuance, the VMTP Shares will be rated at a certain minimum level by a Rating Agency designated by the Board, and that such rating will be a requirement of issuance of such shares by the holders of the VMTP Shares pursuant to the VMTP Purchase Agreement. There can be no assurance that the VMTP Shares will receive any particular rating from Fitch, or that any such rating will be maintained at the level originally assigned through the term of VMTP Shares. In the event that Fitch does not issue a rating on the VMTP Shares at all or at the minimum level required, the issuance and sale of VMTP Shares in this offering may not be completed. Ratings do not eliminate or mitigate the risks of investing in VMTP Shares. A rating issued by a Rating Agency (including Fitch) is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, VMTP Shares). In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to react in a timely manner to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating. A Rating Agency downgrade of the VMTP Shares that results in an increase in the Dividend Rate may make VMTP Shares less liquid in the secondary market. There can be no assurance that any Rating Agency will not alter its rating criteria, resulting in a downgrade of ratings, which could further adversely affect the value and liquidity of the VMTP Shares.

Early Redemption Risk.    The Fund may voluntarily redeem VMTP Shares or may be forced to redeem VMTP Shares to meet regulatory requirements and the asset coverage and effective leverage requirements of the VMTP Shares. Such redemptions may be at a time that is unfavorable to holders of VMTP Shares. The Fund may voluntarily redeem VMTP Shares before the Term Redemption Date to the extent that market conditions allow the Fund to issue other preferred shares or debt securities at a rate that is lower than the Dividend Rate on VMTP Shares. See “Redemption—Optional Redemption” in the Statement for additional information relating to early redemption.

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least

5

90% of its gross income from certain prescribed sources. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The value of VMTP Shares may be adversely affected by changes in tax rates and policies. Because dividends from VMTP Shares are generally not expected to be subject to regular federal, New York State or New York City income taxation, the attractiveness of such shares in relation to other investment alternatives is affected by changes in federal, New York State and New York City income tax rates or changes in the tax-exempt treatment of dividends on VMTP Shares. A portion of the dividends from VMTP Shares may be subject to the federal alternative minimum tax. In addition, the Fund is relying on an opinion of special tax counsel that the New VMTP Shares will quality as equity in the Fund for federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to the New VMTP Shares, investors should be aware that the Internal Revenue Service (the “IRS”) and other governmental taxing authorities could assert a contrary position—meaning that the IRS or other taxing authority could classify the New VMTP Shares as debt. If the IRS prevailed on such a position, the Fund would not be able to pass through tax-exempt income to holders of the New VMTP Shares, and dividends paid on the New VMTP Shares (including dividends already paid) could become taxable. See “Tax Matters.”

Income Shortfall Risk.    The municipal securities held in the Fund’s portfolio generally pay interest based on long-term yields. Long-term, as well as intermediate-term and short-term interest rates may fluctuate. If the interest rates paid on the municipal securities held by the Fund fall below the Dividend Rate, the Fund’s ability to pay dividends on VMTP Shares could be jeopardized.

Subordination Risk.    While holders of New VMTP Shares will have equal liquidation and distribution rights to any other preferred shares, including the Outstanding VMTP Shares, issued or that might be issued by the Fund, they will be subordinated to the rights of holders of indebtedness, if any, and the claims of other creditors of the Fund. Therefore, dividends, distributions and other payments to holders of VMTP Shares in liquidation or otherwise may be subject to prior payments due, if any, to the holders of indebtedness or other creditors of the Fund.

In addition, the Investment Company Act of 1940, as amended (the “1940 Act”), may provide debt holders with voting rights that are superior to the voting rights of holders of preferred shares, including holders of VMTP Shares. The Fund, as a fundamental policy, may not borrow money, except for emergency or temporary purposes or for repurchase of its shares. See “Investment Restrictions.” If the Fund enters into borrowings in accordance with its fundamental investment policies, delayed delivery purchases and/or forward delivery contracts, or derivatives, including interest-rate swaps or caps, the rights of lenders and counterparties in those transactions will also be senior to those holders of VMTP Shares.

Credit Crisis and Liquidity Risk.    The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Fund. Conditions in the U.S. and global economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability

6

of notes and bonds they issue. Recent declines in real estate prices and general business activity are reducing tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various private activity bonds. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the New VMTP Shares and any other outstanding leverage (whether through other preferred shares or TOBs) the Fund may have. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the Fund’s distributions and/or the liquidity of the Term Redemption Liquidity Account (as defined in the Statement). See “Term Redemption Liquidity Account and Liquidity Requirement” in the Statement for additional information relating to the Term Redemption Liquidity Account.

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in VMTP Shares or the income from that investment will be worth less in the future.

Reinvestment Risk—VMTP Shares.    Given the three-year term and potential for early redemption of VMTP Shares, holders of VMTP Shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of VMTP Shares may be lower than the return previously obtained from an investment in VMTP Shares.

Other Dividend Risks. In addition to the interest rate risks noted above, the Fund may otherwise be unable to pay dividends on VMTP Shares in extraordinary circumstances.

General Risks of Investing in the Fund

Investment and Market Risk.    An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in New VMTP Shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your shares at any point in time may be worth less than your original investment. In addition, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected by an economic downturn or prolonged recession.

Market Conditions.    The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Fund. Conditions in the U.S. and global economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. Declines in real estate prices and general business activity have reduced and may continue

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to reduce tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various municipal securities. Further, some state and local governments have been and in the future may be subject to direct ballot referenda that could limit their financial flexibility, or their ability to levy taxes or raise tax revenues, which may adversely affect the marketability of notes and bonds issued by those state and local governments. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. See “—Municipal Securities Market Risk.”

Credit and Below-Investment-Grade Risk.    Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a downgrade occurs, the Investment Adviser and/or the Sub-Adviser will consider what action, including the sale of the security, is in the best interests of the Fund. Municipal securities of below-investment-grade quality, commonly referred to as junk bonds, are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment-grade municipal securities. Also, to the extent that the rating assigned to a municipal security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below-investment-grade quality tend to be volatile, and these securities are less liquid than investment-grade municipal securities. For these reasons, an investment in the Fund, compared with a portfolio consisting solely of investment-grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and/or changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below-investment-grade market develops, resulting in the price and liquidity of below-investment-grade securities becoming depressed, and this negative perception could last for a significant period of time.

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Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below-investment-grade issuer to make principal payments and interest payments compared to an investment-grade issuer. The principal amount of below-investment-grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below-investment-grade securities for financing. The recent economic downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. As the national economy slowly recovers from the recent economic downturn, with decreased tax and other revenue streams of municipal issuers, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below-investment-grade municipal issuers is likely to increase. Similarly, prolonged downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower-quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower-quality securities may have an adverse impact on the Fund’s net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below-investment-grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below-investment-grade municipal securities than the market for investment-grade municipal securities. The prices quoted by different dealers for below-investment-grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below-investment-grade municipal securities than for higher-quality instruments. Under adverse market or economic conditions, the secondary market for below-investment-grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Issuers of such below-investment-grade securities are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below-investment-grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below-investment-grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below-investment-grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below-investment-grade securities may adversely affect the Fund’s net asset value. In addition, investments in below-investment-grade zero coupon

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bonds rather than income-bearing below-investment-grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may invest in distressed securities, which are securities issued by companies that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition by the Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Investments in lower rated or unrated securities may present special tax issues for the Fund, including where the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

Municipal Securities Market Risk.    Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital became severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on the Investment Adviser’s and/or the Sub-Adviser’s analytical abilities than if the Fund were to invest in stocks or taxable bonds. The secondary market for municipal securities, particularly the below-investment-grade bonds in which the Fund may invest, also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Further, some state and local governments have been and in the future may be subject to direct ballot referenda that could limit their financial flexibility, or their ability to levy taxes or raise revenues, which may adversely affect the marketability of notes and bonds issued by these state and local governments. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of

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principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt and may not be of the type that would allow the Fund to continue to qualify as a regulated investment company for federal income tax purposes.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

Special Risks Related to Certain Municipal Obligations.    The Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Tender Option Bond Regulatory Risk.    On December 10, 2013, the federal banking regulators, the SEC and the Commodity Futures Trading Commission (“CFTC”) issued a final rule (the so-called “Volcker Rule”) to implement Section 13 of the Bank Holding Company Act of 1956, which was added by Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which prohibits any “banking entity” from engaging in proprietary trading of certain instruments and limits such entity’s investments in, and relationships with, “covered funds” (as

11

defined in the rules). According to an announcement by the Federal Reserve Board on December 18, 2014, it currently is expected that banking entities will not be required to fully comply until July 21, 2017. These rules will likely preclude banking entities and their affiliates from: (i) sponsoring “tender option bond (“TOB”)” trust programs (as such programs are presently structured) and (ii) continuing relationships with, or services for, existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured in such a way as to allow compliance with the rules, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will become available to the Fund. Any alternative forms of leverage may be more or less advantageous to the Fund than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for, and liquidity of, municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Fund. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

Interest Rate Risk.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower-than-expected principal payments may extend the average life of securities, potentially locking-in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the Fund invests primarily in longer-term municipal securities, the Fund’s value will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term municipal securities. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment-grade-quality securities in response to changes in market interest rates. There may be less governmental intervention in the securities markets in the near future. The negative impact on fixed income securities if interest rates increase as a result could negatively impact the Fund’s net asset value.

Concentration Risk.    The Fund invests its net assets in a portfolio of municipal securities that are exempt from regular federal, New York State and New York City income taxes. The Fund is therefore more susceptible to adverse political, economic or regulatory events affecting issuers of such securities. The information set forth below is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of New York (the “State”) and the City of New York (the “City”).

It should be noted that the information recorded here primarily is based on the economic and budget forecasts found in certain recent publications issued by the State and the City. The accuracy and completeness of those publications have not been independently verified. There may be significant changes in circumstances altering the economic and budget predictions since the time of those publications or after the publication of this Information Memorandum. Additionally, it should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the

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creditworthiness of obligations issued by the State and the City, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

New York is the fourth most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. The financial activities sector share of total State wages is particularly large relative to the nation. During an economic recession that is concentrated in construction and manufacturing, the State is likely to be less affected than the nation as a whole; however, the State is more likely to be affected during a recession that is concentrated in the services sector.

Regarding the State, the economy has fared well given a challenging national and global economic environment. Real estate and construction activity have stayed firm, as has the State’s private sector labor market, exhibiting strong growth in utility, transportation and warehousing, and tourism-related leisure and hospitality services. Private sector employment is expected to increase 1.6 percent in calendar year 2014, with growth of 1.4 percent and 1.3 percent projected for 2015 and 2016, respectively. The State, however, has not been completely unaffected by the national slowdown. For example, with government and finance sector employment projected to continue its contraction for the remainder of 2014, State wages are expected to increase 4.2 percent in calendar year 2014, less than initially expected, followed by expansion of 4.6 percent and 4.7 for calendar years 2015 and 2016, respectively. Overall personal income growth of only 2.1 percent is anticipated for calendar year 2014, followed by growth of 4.0 percent and 4.8 percent for calendar years 2015 and 2016, respectively.

All of the risks to the national economy apply to the State as well, although as the nation’s financial center, the volume of financial market activity and equity market volatility pose an especially large degree of uncertainty for the State. Although the State Division of the Budget (“DOB”) still predicts single-digit growth in finance and insurance sector bonuses for the 2014 year-end bonus season, there are considerable upside and downside risks to that forecast. While State labor market expansion has maintained well recently, a weaker labor market than expected could lead to lower wages and reduced household consumption. Recent events have shown how sensitive markets can be to changing expectations concerning Federal Reserve policy, and the resulting market volatility is projected to have a larger effect on the State economy than on the nation as a whole. Taxable capital gains realizations could be adversely affected if financial and real estate markets are weaker than anticipated by DOB. Furthermore, with Wall Street still modifying its compensation practices after the passage of financial reform, both the bonus and non-bonus components of employee pay are becoming more difficult to project. Securities industry revenues in the past have been a helpful predictor of bonus payouts, but that relationship has become a considerably less reliable indicator in recent years. In addition, the economic forecast faces an additional layer of uncertainty and risk arising from the projection of taxpayer response to changes in federal tax law. Federal tax rate hikes could affect employer and taxpayer behavior, leading to the shifting of income between tax years, which makes it harder to identify the underlying trends in key economic indicators.

DOB anticipates balanced operations in the General Fund after use of reserves. Budget surpluses (after tax actions) are projected in future years of $243 million in 2015-16, $1.1 billion in

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2016-17, and $1.4 billion in 2017-18. The combined four-year surplus projected for fiscal years 2014-15 through 2017-18 totals approximately $2.7 billion. The surplus estimates in future years are based on the assumption that annual growth in State Operating Funds spending will be limited to 2 percent, and that all savings that result from the 2 percent limitation will be made available to the General Fund. The budget forecasts are based on assumptions of economic performance, revenue collections, spending patterns and projections of the costs of program activities. There can be no guarantee that the State’s financial position will not change materially and adversely from current projections. If this were to happen, the State would be required to take additional gap-closing actions.

The State’s outstanding General Obligation bonds were rated AA+ with a stable outlook by S&P as of December 30, 2014, AA+ with a stable outlook by Fitch as of June 20, 2014 and Aa1 with a stable outlook by Moody’s as of June 16, 2014. These ratings reflect the State’s credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal securities held by the Fund are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal securities, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal securities acquired by the Fund to pay interest on or principal of the municipal securities. This information has not been independently verified.

Inverse Floating Rate Securities Risk.    The Fund may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third-party sponsor for the purpose of holding municipal bonds. See “The Fund’s Investments—Municipal Securities—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In the Investment Adviser’s and/or the Sub-Adviser’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third-party sponsor of a special purpose trust. The Fund may enter into such recourse agreements: (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

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The Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust has a three to one gearing to the principal amount of the inverse floating rate securities owned by the trust. In the event of a significant decline in the value of an underlying security, the Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating special purpose trusts or other collateral required to maintain the Fund’s anticipated effective leverage ratio.

The Fund’s investment in inverse floating rate securities will create effective leverage. Any effective leverage achieved through the Fund’s investment in inverse floating rate securities will create an opportunity for increased common share net income and returns, but will also create the possibility that common share long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

The amount of fees paid to the Investment Adviser (which in turn pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when the Fund uses leverage because the advisory fees are calculated based on the Fund’s Managed Assets—this may create an incentive for the Investment Adviser and/or the Sub-Adviser to leverage the Fund. As previously described, Managed Assets means the total assets of the Fund, minus the sum of its accrued liabilities (other than liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which the Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

There is no assurance that the Fund’s strategy of investing in inverse floating rate securities will be successful.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in a special purpose trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value may be greater for a fund (like the Fund) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding trusts; and

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•

If the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

Leverage Risk.    Leverage risk is the risk associated with the use of borrowings, the issuance of preferred shares or the use of inverse floating rate securities to leverage the common shares. There can be no assurance that the Fund’s leveraging strategy will be successful. Through the use of financial leverage, the Fund seeks to enhance potential common share earnings over time by borrowing or issuing preferred shares at short-term municipal rates and investing at long-term municipal rates which are typically, though not always, higher. Because the long-term municipal securities in which the Fund invests generally pay fixed rates of interest while the Fund’s costs of leverage generally fluctuate with short- to intermediate-term yields, the incremental earnings from leverage will vary over time. However, the Fund may use derivatives, such as interest rate swaps, to fix the effective rate paid on all or a portion of the Fund’s leverage, in an effort to lower leverage costs over an extended period. The income benefit from leverage will be reduced (increased) to the extent that the difference narrows (widens) between the net earnings on the Fund’s portfolio securities and its cost of leverage. If short- or intermediate-term rates rise and the Fund’s leverage costs fluctuate, the Fund’s cost of leverage could exceed the fixed rate of return on longer-term bonds held by the Fund that were acquired during periods of lower interest rates, reducing the ability of the Fund to pay dividends on the New VMTP Shares. This could occur even if short- or intermediate-term and long-term municipal rates rise. Because of the costs of leverage, the Fund may incur losses even if the Fund has positive returns, if they are not sufficient to cover the costs of leverage. The Fund’s cost of leverage includes the interest rate paid on its borrowings or dividends on preferred shares, the expenses relating to the issuance of preferred shares and ongoing maintenance of any borrowings, and/or the interest attributable to tender option bonds, as well as any other ongoing fees and expenses associated with those borrowings or preferred shares. The Fund also bears the one-time costs associated with establishing borrowing facilities, issuing preferred shares and refinancing such leverage. To the extent that the Fund issues preferred shares with relatively short terms to redemption in the future (e.g., VMTP Shares), refinancing risk will increase. To the extent that the Fund issues preferred shares with a liquidity provider feature (e.g., VRDP Shares), the Fund is subject to refinancing risk if a liquidity provider acquires VRDP Shares pursuant to its purchase obligation and holds them for six months of unsuccessful remarketings, triggering a mandatory redemption. Refinancing risk is the risk that the Fund is unable to replace existing leverage at all or on favorable terms. If the Fund is unable to replace its leverage upon a redemption of preferred shares, it may be forced to reduce leverage and sell portfolio securities when it otherwise would not do so. More frequent refinancings may also increase the one-time costs of establishing leverage. The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase.

The Fund is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares, in order to be able to maintain the ability to declare and pay common share distributions and to maintain the rating of its preferred shares. However, the Fund is not required under its respective statements of preferences with respect to VMTP Shares or VRDP Shares, as applicable, to maintain any particular long-term ratings for the VMTP Shares or VRDP Shares, and the Fund may, at any time, replace a rating agency with another rating agency or terminate the services of any rating agency then providing a long-term rating for the VMTP Shares or VRDP Shares without replacement, in either case without the approval of holders of

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VMTP Shares, VRDP Shares or other shareholders of the Fund, as applicable. A downgrade or termination of one or more ratings of the Fund’s preferred shares, whether a long-term rating or, in the case of VRDP Shares, one or more short-term ratings, which primarily reflect the short-term credit rating or ratings of the associated liquidity provider, could result in higher dividend rates and result in the Fund redeeming the preferred shares at what might be an inopportune time in the market. In order to maintain required asset coverage levels, the Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be an inopportune time in the market.

The Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above. In addition, the Fund’s investments in leveraged investment companies magnify the Fund’s leverage risk.

As noted, the amount of fees paid to the Investment Adviser (which in turn pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when the Fund uses financial leverage because the advisory fees are calculated based on the Fund’s Managed Assets—this may create an incentive for the Investment Adviser and/or the Sub-Adviser to leverage the Fund.

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund (including underlying distributions attributable to tax exempt interest income) would be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from regular federal income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeded 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that would permit it to pay exempt-interest dividends for that taxable year.

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities held by the Fund is normally not subject to regular federal, New York State or New York City income tax, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal, New York State and New York City income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt

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status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk.    The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer (or on the basis of other authority believed by the Investment Advisor and/or the Sub-Adviser to be reliable) that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and neither the Investment Adviser nor the Sub-Adviser will independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. In certain circumstances, the Fund will make payments to holders of preferred shares to offset the tax effects of a taxable distribution.

Under highly unusual circumstances, the IRS may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable amounts previously distributed as exempt-interest dividends. In addition, future legislation may change the tax treatment of municipal bond interest.

For federal income tax purposes, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and will not be eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxed at long-term capital gain rates.

Borrowing Risk.    The Fund may borrow money for the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Borrowing may exaggerate changes in the Fund’s net asset value and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings might be outstanding for longer periods of time.

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of assets or income from investment will be worth less in the future. As inflation increases, the real value of the dividends paid to preferred shareholders can decline.

Deflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk, including the Risk of Swaps.    The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments

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underlying the derivatives, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If the Fund enters into a derivative transaction, it could lose more than the principal amount invested. Whether the Fund’s use of derivatives is successful will depend on, among other things, if the Investment Adviser and/or the Sub-Adviser correctly forecast market values, interest rates and other applicable factors. If the Investment Adviser and/or the Sub-Adviser incorrectly forecast these and other factors, the investment performance of the Fund will be unfavorably affected.

The Fund may enter into debt-related derivatives instruments including credit swap default contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Investment Adviser and/or the Sub-Adviser of not only the referenced asset, rate or index, but also of the swap itself. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

Furthermore, the derivative investments may be illiquid. Although both over-the-counter (“OTC”) and exchange-traded derivatives markets may experience the lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close futures or derivatives positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.

Derivatives Regulatory Risk.    Future regulatory developments could impact the Fund’s ability to invest in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategies, and could ultimately prevent the Fund from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to

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the counterparties with which the Fund engages in derivative transactions (for example, the Volcker Rule) could also prevent the Fund from using certain instruments.

The Dodd-Frank Act sets forth a regulatory framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may invest. The Dodd-Frank Act grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many current OTC derivatives transactions. The implementation of the provisions of the Dodd-Frank Act by the SEC and the CFTC could adversely affect the Fund’s ability to pursue its investment strategies. The Dodd-Frank Act and the rules promulgated thereunder could, among other things, adversely affect the value of the investments held by the Fund, restrict the Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions.

Further, the CFTC has recently rescinded certain exemptions from registration requirements under the Commodity Exchange Act of 1936 (the “CEA”) that have been previously available under CFTC Rule 4.5 to investment advisers registered with the SEC under the 1940 Act. In the event that the Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceed a certain threshold, the Investment Adviser and/or the Sub-Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC. In the event the Investment Adviser and/or the Sub-Adviser is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

Clearing Broker and Central Clearing Counterparty Risk.    The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared futures and derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures and derivative contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment

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obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Hedging Risk.    The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Investment Adviser’s and/or the Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Investment Adviser’s and/or the Sub-Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Other Investment Companies Risk.    The Fund may invest in the securities of other investment companies. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

Counterparty Risk.    Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position

Illiquid Securities Risk.    The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the Securities Act or can be sold in a private transaction pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Market Disruption Risk.    Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Below-investment-grade securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below-investment-grade securities than on higher rated securities.

Income Risk.    The Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short-term and long-term. If interest rates drop, the

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Fund’s income available over time to make dividend payments could drop as well if the Fund purchases securities with lower interest coupons.

Call Risk or Prepayment Risk.    During periods of declining interest rates or for other purposes, issuers of callable bonds with higher interest coupons may exercise their option to “call” (or prepay) bonds before their maturity date, forcing the Fund to reinvest in lower-yielding securities.

Reinvestment Risk.    Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate.

Economic Sector Risk.    The Fund may invest 25% or more of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability. To the extent that the Fund focuses its net assets in the hospital and healthcare facilities sector, for example, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

Certain Affiliations.    Certain broker-dealers may be considered to be affiliated persons of the Fund, the Investment Adviser, the Sub-Adviser, Nuveen Investments and/or TIAA-CREF. Absent an exemption from the SEC or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions.    The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

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THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on December 1, 1998 and commenced investment operations on May 26, 1999. The Fund’s common shares are listed on the NYSE under the symbol NAN. The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

The following provides information about the Fund’s outstanding shares as of February 20, 2015.

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common Shares	Unlimited	—	[—]
VMTP Shares	Unlimited	—	560

The following provides information about the Fund’s outstanding preferred shares, as adjusted to reflect the issuance of the New VMTP Shares and VRDP Shares following the completion of the Reorganizations as if such Reorganizations had been completed as of February 20, 2015.

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Shares Outstanding	Aggregate Liquidation Preference Outstanding
VRDP Shares	Unlimited	—	890	$89,000,000
VMTP Shares	Unlimited	—	940	$94,000,000

DESCRIPTION OF THE NEW VMTP SHARES

For a complete description of the preferences, voting powers, restrictions, limitations as to dividends, qualification, and terms and condition of redemption, of the New VMTP Shares please see the Statement attached hereto as Appendix A and incorporated herein by reference.

DESCRIPTION OF VMTP PURCHASE AGREEMENT

The Fund will enter into a Purchase Agreement with the initial holders of the VMTP Shares, that is substantially identical to the purchase agreement in effect for the shares for which the Dividend Advantage 2 VMTP Shares are exchanged in the Dividend Advantage 2 Reorganization. Among other things, the VMTP Purchase Agreement provides certain information and consent rights to the initial holders of the Dividend Advantage 2 VMTP Shares. The holders of New VMTP Shares will also be granted demand registration rights with respect to their New VMTP Shares pursuant to a Registration Rights Agreement among the Fund, [—], in its respective capacity as an initial holder of New VMTP Shares, and [—], in its respective capacity as an initial holder of New VMTP Shares. The holders of a majority of the New VMTP Shares are granted a demand right with respect to their beneficially owned New VMTP Shares and the Fund is required to use its commercially reasonable best efforts to effect registration of such holders’ registrable securities in accordance with and pursuant to the Registration Rights Agreement.

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BOOK-ENTRY PROCEDURES AND SETTLEMENT

None of the Fund, Nuveen Fund Advisors, Nuveen Asset Management or the Redemption and Paying Agent takes any responsibility for the accuracy of the information in this section concerning DTC and DTC’s book-entry system, makes any representation as to the completeness of such information or makes any representation as to the absence of material changes in such information subsequent to the date hereof.

The New VMTP Shares will be book-entry (global) securities. Upon issuance, all book-entry securities will be represented by one or more fully-registered global securities. Each global security will be deposited with, or on behalf of, DTC, a securities depository, and will be registered in the name of DTC or a nominee of DTC. DTC will thus be the only registered holder of the New VMTP Shares.

Purchasers of the New VMTP Shares may only hold interests in the global securities directly through DTC if they are participants in the DTC system. Purchasers may also hold interests through a securities intermediary—banks, brokerage houses and other institutions that maintain securities accounts for customers—that has an account with DTC or its nominee. DTC will maintain accounts showing the security holdings of its Agent Members (as defined below), and these Agent Members will in turn maintain accounts showing the security holdings of their customers. Some of these customers may themselves be securities intermediaries holding securities for their customers. Thus, each Beneficial Owner (as defined below) of a book-entry security will hold that security indirectly through various intermediaries. “Agent Member” means a person with an account at the Securities Depository that holds one or more New VMTP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Redemption and Paying Agent (as defined below) with respect to such Beneficial Owner.

“Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the New VMTP Shares. “Beneficial Owner” means a person in whose name New VMTP Shares are recorded as beneficial owner of such New VMTP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such person’s subrogee.

The interest of each Beneficial Owner in a book-entry security will be evidenced solely by entries on the books of the Beneficial Owner’s securities intermediary or Agent Member. The actual purchaser of the securities will generally not be entitled to have the securities represented by the global securities registered in its name and will not be considered the owner under the terms of the securities and their governing documents. That means that the Fund and the Redemption and Paying Agent or any other agent of the Fund will be entitled to treat the registered holder, DTC or its nominee, as the holder of the securities for all purposes. In most cases, the Beneficial Owner will also not be able to obtain a paper certificate evidencing its ownership of New VMTP Shares. The laws of some jurisdictions require some purchasers of securities to take physical delivery of their securities in definitive form. These laws may impair the ability to own, transfer or pledge beneficial interests in book-entry securities.

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A Beneficial Owner of book-entry securities represented by a global security may exchange the securities for definitive (paper) securities only if:

•	DTC is unwilling or unable to continue as depositary for such global security and the Fund does not appoint a qualified replacement for DTC within 90 days; or

•	the Fund in its sole discretion decides to allow some or all book-entry securities to be exchangeable for definitive securities in registered form.

Unless indicated otherwise, any global security that is so exchangeable will be exchangeable in whole for definitive securities in registered form, with the same terms and of an equal aggregate amount. Definitive securities will be registered in the name or names of the person or persons specified by DTC in a written instruction to the registrar of the New VMTP Shares. DTC may base its written instruction upon directions that it receives from Agent Members.

In this Information Memorandum, in the case of book-entry securities, references to actions taken by Beneficial Owners will mean actions taken by DTC upon instructions from its Agent Members, and references to payments and notices relating to redemptions or the tendering of New VMTP Shares will mean payments and notices related to the redemption or tender of New VMTP Shares to DTC as the registered holder of the securities for distribution to Agent Members in accordance with DTC’s procedures. If fewer than all the New VMTP Shares are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Agent Member in the New VMTP Shares to be redeemed.

Each sale of a book-entry security will settle in immediately available funds through DTC unless otherwise stated. Neither the Fund nor the Redemption and Paying Agent, or any agent of either, will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in any book-entry securities or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Neither DTC nor DTC’s nominee will consent or vote with respect to the New VMTP Shares unless authorized by a participant in accordance with DTC’s procedures. Under its usual procedures, DTC mails an omnibus proxy (the “Omnibus Proxy”) to the Fund as soon as possible after the record date. The Omnibus Proxy assigns DTC’s nominee consenting or voting rights to the Agent Members to whose accounts the New VMTP Shares are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Dividend payments on the New VMTP Shares and payments upon redemption of New VMTP Shares will be made to DTC’s nominee or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit participants’ accounts upon DTC’s receipt of funds and corresponding detail information from the Fund or the Redemption and Paying Agent on the payment date in accordance with their respective holdings shown on DTC records. Payments by Agent Members to Beneficial Owners will be governed by standing instructions and customary practices. Payment of dividends or redemption proceeds to DTC’s nominee is the responsibility of the Fund or the Redemption and Paying Agent, disbursement of such payments to participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Agent Members or securities intermediaries who hold through an Agent Member.

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THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM HAS BEEN OBTAINED FROM SOURCES THAT THE FUND BELIEVES TO BE RELIABLE. THE FUND, NUVEEN FUND ADVISORS, NUVEEN ASSET MANAGEMENT OR THE REDEMPTION AND PAYING AGENT TAKE NO RESPONSIBILITY FOR THE ACCURACY OF THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM. NO REPRESENTATION IS MADE BY THE FUND, NUVEEN FUND ADVISORS, NUVEEN ASSET MANAGEMENT OR THE REDEMPTION AND PAYING AGENT AS TO THE COMPLETENESS OR ACCURACY OF SUCH INFORMATION OR AS TO THE ABSENCE OF MATERIAL ADVERSE CHANGES IN SUCH INFORMATION SUBSEQUENT TO THE DATE HEREOF. NO ATTEMPT HAS BEEN MADE BY THE FUND, NUVEEN FUND ADVISORS, NUVEEN ASSET MANAGEMENT AND THE REDEMPTION AND PAYING AGENT TO DETERMINE WHETHER DTC IS OR WILL BE FINANCIALLY OR OTHERWISE CAPABLE OF FULFILLING ITS OBLIGATIONS. THE FUND WILL NOT HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO ANY DTC AGENT MEMBER, SECURITIES INTERMEDIARIES, OR THE PERSONS FOR WHOM THEY ACT AS NOMINEES WITH RESPECT TO DIVIDEND PAYMENTS TO OR THE PROVIDING OF NOTICE FOR THE DTC AGENT MEMBERS, THE SECURITIES INTERMEDIARIES OR THE BENEFICIAL OWNERS.

IT IS THE DUTY OF EACH BENEFICIAL OWNER TO ARRANGE WITH THE DTC AGENT MEMBER OR SECURITIES INTERMEDIARIES TO RECEIVE FROM SUCH DTC AGENT MEMBER OR SECURITIES INTERMEDIARY DIVIDEND PAYMENTS AND ALL OTHER COMMUNICATIONS. THE FUND IS ALSO OBLIGATED TO DELIVER DIRECTLY TO THE PURCHASER CERTAIN INFORMATION, AS SET FORTH IN THE VMTP PURCHASE AGREEMENT.

THE FUND’S INVESTMENTS

Investment Objectives and Policies

The Fund’s investment objectives are to provide current income exempt from regular federal, New York State and New York City income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal securities that the Investment Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by the Fund generally will result in the distribution of taxable capital gains to common shareholders and holders of preferred shares, although some appreciation may result in ordinary income to such shareholders. See “Tax Matters.” A portion of the dividends from VMTP Shares may be subject to the federal alternative minimum tax.

It is a fundamental policy of the Fund that, under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal, New York State and New York City income taxes.

As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment-grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one of the NRSROs that rate such security or are unrated but judged to be of comparable quality by the Investment Adviser and/or the Sub-Adviser.

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Also, as a non-fundamental policy, the Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by the Investment Adviser and/or the Sub-Adviser. Additionally, as a non-fundamental policy, no more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Investment Adviser and/or the Sub-Adviser.

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its holdings of these types of portfolio securities. The Fund will be more dependent on the Investment Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various bonds cause the Fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security, the Investment Adviser and/or the Sub-Adviser may consider such factors as the Investment Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix B.

Underrated municipal securities are those whose ratings do not, in the Investment Adviser’s and/or the Sub-Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Investment Adviser’s and/or the Sub-Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or

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purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. The Fund’s investment in underrated or undervalued municipal securities will be based on the Investment Adviser’s and/or the Sub-Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. The investment objective pertaining to enhancement of portfolio value is not intended to suggest that capital appreciation is itself an objective of the Fund. Instead, the Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by the Fund generally will result in the distribution of taxable capital gains to common shareholders and holders of preferred shares, although some appreciation may result in ordinary income to such shareholders.

The Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15-30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Investment Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Investment Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods. The Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years. As of November 30, 2014, the average effective maturity of the portfolio of the Fund was 18.60 years.

The Fund has not established a limit on the percentage of its portfolio that may be invested in municipal securities subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income. Shares of the Fund therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing shares of the Fund. The suitability of an investment in the Fund will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax (for investors subject to, or who would become subject to, the federal alternative minimum tax), and from comparable fully taxable investments (for all investors). Special considerations apply to corporate investors. See “Tax Matters.”

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, the Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements may affect the value

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of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts or related options.

The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

The Fund may borrow money to finance the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act and the rules and regulations thereunder.

As noted above, during temporary defensive periods and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of the Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income tax and New York State and New York City personal income taxes and if the proportion of taxable investments exceeded 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year. For more information, See “Tax Matters.”

Municipal Securities

General.    The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and

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derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal, New York State and New York City income taxes. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Funds.

The municipal securities in which the Fund invests are generally issued by the State of New York, New York City, a municipality in New York, or a political subdivision or agency or instrumentality of such state, city or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Investment Adviser and/or the Sub-Adviser to be reliable), is exempt from regular federal, New York State and New York City income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by United States territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal, New York State and New York City income taxes.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation.    The Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any

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obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where the Investment Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by

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the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees.

The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund, as the holder of the inverse floater, assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the inverse floaters that are issued by the special purpose trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying bonds due

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to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields higher than those available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based upon the ability to sell the underlying bonds deposited in a special purpose trust at an attractive price. The Fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. The Fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. In an instance where the Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts.

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Floating Rate Securities.    The Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund, as the holder of the floating rate securities, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general

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obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal securities held by the Fund are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal securities, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal securities acquired by the Fund to pay interest on or principal of the municipal securities. This information has not been independently verified.

Derivatives and Hedging Strategies

The Fund may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons. In addition to inverse floating rate securities and structured notes, the Fund may invest in certain other derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in the Investment Adviser’s and/or the Sub-Adviser’s opinion, correlate with the prices of the Fund’s investments. The Investment Adviser and/or the Sub-Adviser uses derivatives to shorten or lengthen the effective duration of the Fund’s portfolio securities, and therefore the interest rate risk, and to adjust other aspects of the portfolio’s risk/return profile. The Fund may use these instruments if the Fund deems it more efficient from a transaction cost, total return or income standpoint than investing in cash securities.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Barclays Capital Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

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These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Fund may be greater than gains in the value of the securities in the Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

The Fund will invest in these instruments only in markets believed by the Investment Adviser and/or the Sub-Adviser to be active and sufficiently liquid.

The Investment Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Investment Adviser and/or the Sub-Adviser will determine to use them for the Fund or, if used, that the strategies will be successful.

Swap Transactions.    The Fund may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

Swap agreements typically are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

The “notional amount” of a swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash and/or other appropriate liquid assets.

The swap market has grown substantially in recent years with a large number of banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid. However, swap agreements may still be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Caps, floors and

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collars are more recent innovations for which standardized documentation has not been fully developed and, accordingly, swaps with these features are less liquid.

The Dodd-Frank Act sets forth a new regulatory framework for certain derivatives, such as swaps, in which the Fund may be authorized to invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse and publicly reported. In addition, many market participants are now regulated as swap dealers or major swap participants and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations adopted by the SEC and/or the CFTC. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking. There is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, and temporary exemptions from certain rules and regulations have been granted so that current trading practices will not be unduly disrupted during the transition period.

Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Currently, central clearing is required only for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared over-the-counter swaps will be subject to regulatory collateral requirements that could adversely affect the Fund’s ability to enter into swaps in the over-the-counter market. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Funds, and the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade. However, it is expected that swap dealers, major market participants and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens and associated costs. The legislation and rules to be promulgated may exert a negative effect on the Fund’s ability to meet its investment objectives, either through limits or requirements imposed on the Fund or its counterparties. The swap market could be disrupted or limited as a result of the legislation, and the new requirements may increase the cost of the Fund’s investments and of doing business, which could adversely affect the Fund’s ability to buy or sell derivatives.

Interest Rate Swaps, Caps, Collars and Floors.    Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

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The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Total Return Swaps.    In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the Investment Adviser and/or the Sub-Adviser to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

In connection with the Fund’s position in a swap contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

Credit Default Swaps.    A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

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If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options.    A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions.    The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Investment Adviser and/or the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund generally may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Futures and Options on Futures Generally.    A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking

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delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs and the Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

Bond Futures and Forward Contracts.    Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in over-the-counter transactions.

Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that the Fund’s long and short positions in futures contracts must be collateralized with

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cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

Options on Currency Futures Contracts.    Currency futures contracts are standardized agreements between two parties to buy and sell a specific amount of a currency at a set price on a future date. While similar to currency forward contracts, currency futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. An option on a currency futures contract gives the holder of the option the right to buy or sell a position in a currency futures contract, at a set price and on or before a specified expiration date. Trading options on international (non-U.S.) currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

Index Futures.    A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

Index Options.    The Fund may also purchase put or call options on U.S. government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

Limitations on the Use of Futures, Options on Futures and Swaps.    The Investment Adviser has claimed, with respect to the Fund, the exclusion from the definition of “commodity pool operator” under the CEA provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Fund

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uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Fund intends to comply with amended Regulation 4.5’s requirements such that the Investment Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Code may limit the extent to which the Fund may employ futures, options on futures or swaps.

Segregation of Assets

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the SEC and its staff. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

To the extent that the Fund uses its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff, such assets may not be used for other operational purposes. The Investment Adviser and/or the Sub-Adviser will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

The Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, the Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trusts.

Short-Term Investments

Short-Term Taxable Fixed Income Securities.    For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of

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the dividends paid being subject to regular federal income tax, the federal alternative minimum tax and New York State and New York City personal income taxes. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(a)        U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(b)        Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(c)        Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Adviser and/or the Sub-Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Adviser and/or the Sub-Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(d)        Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master

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demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Investment Adviser and/or the Sub-Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities.    Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

1.        Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

2.        Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

3.        Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

4.        Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

5.        Bank Notes are notes issued by local government bodies and agencies, such as those described above, to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes may have risks similar to the risks associated with TANs and RANs.

6.        Tax-Exempt Commercial Paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

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Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under their investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

When-Issued and Delayed Delivery Transactions

The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund and, to the extent distributed, will be taxable to shareholders. The Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Structured Notes

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in

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municipal securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. The Fund may invest in investment companies that are advised by the Investment Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Fund has not applied for and currently does not intend to apply for such relief. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

The Investment Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Other Investment Policies and Techniques

Illiquid Securities.    The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

Portfolio Trading and Turnover Rate.    Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Investment Adviser and/or the Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

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Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 100% in particular years. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Although these commissions and expenses are not reflected in the Fund’s “Total Annual Expenses” in the Proxy Statement (as defined below), they will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes, or may result in greater amounts of net capital gain distributions. See “Tax Matters—Federal Income Tax Treatment of the Fund.”

Repurchase Agreements.    As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See “Tax Matters—Federal Income Tax Treatment of the Fund” for information relating to the allocation of taxable income between common shares and preferred shares. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Investment Adviser and/or the Sub-Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Investment Adviser and/or the Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Adviser and/or the Sub-Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds.    The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and therefore tend to be more volatile in price than securities that pay interest periodically. In addition, because the Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

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INVESTMENT RESTRICTIONS

In addition to the Fund’s investment objectives, the following investment restrictions are fundamental policies for the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares of the Fund, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, voting separately as a single class. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less.

Except as described below, the Fund may not:*

1)        Issue senior securities, as defined in the Investment Company Act of 1940, other than MuniPreferred Shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the Prospectus.

2)        Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings).

3)        Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

4)        Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users.

5)        Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security.

6)        Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).

7)        Make loans, except as permitted by the Investment Company Act of 1940, as amended, and exemptive orders granted under the Investment Company Act of 1940, as amended.

8)        Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to bonds issued by the United States Government, its agencies and instrumentalities or to the investment of 25% of its total assets.

* The table presents the fundamental investment restrictions of the Fund as they appear in the Fund’s initial registration statement or, where applicable, as adopted or amended with shareholder approval. Accordingly, the use of certain defined terms in the table does not necessarily correspond with defined terms used elsewhere in this Information Memorandum.

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For the purpose of applying the limitation set forth in subparagraph (8) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of the Fund’s total assets, the Fund may not (i) purchase the securities of any one issuer (other than cash, securities of other investment companies and securities issued by the U.S. Government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (ii) purchase more than 10% of the outstanding voting securities of such issuer.

Subject to certain exemptions under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of the Fund would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. The Fund may not:

(1)        Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)        Invest more than 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

(3)        Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net

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assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4)        Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding.

(5)        Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided the Sub-Adviser determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for preferred shares, including VMTP Shares, or, if issued, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. Fitch, in connection with establishing and maintaining ratings on the Fund’s VMTP Shares, does restrict the Fund’s ability to borrow money, sell securities short, lend securities, buy and sell futures contracts, and write put or call options. The Fund does not expect that these restrictions will adversely affect its ability to achieve its investment objectives. These restrictions are not fundamental policies and the Fund may change them without shareholder approval.

MANAGEMENT OF THE FUND

Trustees and Officers

The management of the Fund, including general supervision of the duties performed by the Investment Adviser under an investment management agreement between the Investment Adviser and the Fund (the “Investment Management Agreement”), is the responsibility of the Board. The Fund currently has eleven (11) trustees, two (2) of whom are “interested persons” (as defined in the 1940 Act) and nine (9) of whom are not interested persons. Information concerning the trustees and officers of the Fund, including, as applicable, their principal occupations and other affiliations, the number of portfolios each oversees, other directorships they hold and their compensation and share ownership is incorporated into this Information Memorandum by reference to the Fund’s Annual Report for the fiscal year ended September 30, 2014 and the Proxy Statement relating to the Fund’s 2015 Annual Meeting as filed with the SEC (the “Proxy Statement”).

Investment Adviser and Sub-Adviser

Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Investment Adviser”) is the investment adviser to the Fund and is responsible for overseeing the Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Fund,

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managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $[—] billion in assets under management as of [—]. On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Nuveen Fund Advisors has selected its wholly-owned subsidiary, Nuveen Asset Management, LLC (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as a sub-adviser to the Fund pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management will be compensated for the services it provides to the Fund with a portion of the management fee Nuveen Fund Advisors receives from the Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Portfolio Management

Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the Fund using a team of analysts and a portfolio manager that focuses on a specific group of funds. Scott R. Romans, Ph.D., is the portfolio manager of the Fund. Mr. Romans assumed portfolio management responsibility for the Fund in January 2011.

Scott R. Romans, Ph.D., is a Senior Vice President of Nuveen Asset Management. He has direct responsibility for managing approximately $[—] billion of securities in [—] Nuveen-sponsored investment companies as of September 30, 2014. He joined Nuveen Investments in 2000 as a senior analyst in the education sector. He has been a portfolio manager at Nuveen since 2003 and a Senior Vice President since 2011. Mr. Romans earned his undergraduate degree from the University of Pennsylvania, an M.S.F. from the Illinois Institute of Technology Stuart School of Business, and an M.A. and Ph.D. from the University of Chicago. Information about Mr. Romans’s compensation, other accounts managed and any material conflicts of interest is contained in the Fund’s most recent Form N-CSR. See “Available Information.”

Investment Management Agreement and Sub-Advisory Agreement

Pursuant to the Investment Management Agreement, the Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. The Fund’s management fee consists of two components—a fund-

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level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. The fund-level fee is a maximum of 0.45% of the Fund’s average total daily Managed Assets, with lower fee levels for assets that exceed $125 million. The complex-level fee is a maximum of 0.20% of the daily Managed Assets for all Nuveen-sponsored funds in the U.S. that constitute “eligible assets,” with lower fee levels of complex-level assets that exceed $55 billion. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011.

In addition to Nuveen Fund Advisors’s management fee, the Fund pays all of its other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Fund Advisors), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before payment of distributions to shareholders.

NET ASSET VALUE

The Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board or its delegate.

The Fund’s custodian calculates the Fund’s net asset value. The custodian uses prices for portfolio securities from a pricing service the Board has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of the Fund’s portfolio securities) are valued at fair value as determined by the Board in reliance upon data supplied by the pricing service. The pricing service uses methods that consider yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity, and ratings; dealers’ indications of value; and general market conditions. The pricing service may use electronic data processing techniques or a matrix system, or both. The Fund’s officers review the pricing service’s procedures and valuations, under the general supervision of the Board.

BORROWINGS

The Fund’s Declaration of Trust authorizes the Fund, without prior approval of holders of common shares or preferred shares, including VMTP Shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings subject to the requirements of the 1940 Act. Any borrowings will rank senior to the Fund’s preferred shares, including the VMTP Shares. The Fund, as a fundamental policy, may not borrow money, except for emergency or temporary purposes or for repurchase of its shares.

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Limitations.    Under the requirements of the 1940 Act, the Fund, immediately after issuing any borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), must have an Asset Coverage of at least 300%. With respect to any such borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such borrowings that are senior securities representing indebtedness, issued by the Fund. Certain types of borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for preferred shares, including VMTP Shares, or indebtedness, if any, such as commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

Distribution Preference.    The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the holders of preferred shares (including VMTP Shares), and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of preferred shares in certain circumstances.

Voting Rights.    The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the borrowings.

DESCRIPTION OF OUTSTANDING SHARES

Common Shares

The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of common shares of beneficial interest. All common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common shares are, when issued, fully paid and non-assessable, and have no pre-emptive or conversion rights except as the trustees may determine or rights to cumulative voting. At any time when preferred shares are outstanding, common shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on preferred shares have been paid, and unless Asset Coverage with respect to preferred shares would be at least 200% after giving effect to the distributions. The Fund pays monthly dividends, typically on the first business day of the following month.

The common shares are listed on the NYSE. The Fund intends to hold annual meetings of shareholders so long as the Fund’s shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Preferred Shares

The Fund’s Declaration of Trust authorizes the issuance of preferred shares. Prior to the date of this Information Memorandum, the Fund had 560 VMTP Shares outstanding. Each preferred share ranks on parity with respect to the payment of dividends and the distribution of assets upon liquidation. Under the 1940 Act, the New VMTP Shares, together with the Outstanding VMTP Shares, are considered to be a separate series of the Fund’s existing class of preferred shares, and are not considered to be a separate class of securities.

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The Fund’s Outstanding VMTP Shares have a liquidation preference of $100,000 per share. VMTP Shares are, when issued, (i) fully paid and, and subject to matters discussed under certain Provisions in the “Declaration of Trust” non-assessable, (ii) not convertible into common shares or other capital stock of the Fund, (iii) have no preemptive rights, (iv) have no exchange rights and (v) have no cumulative voting rights.

Outstanding VMTP Shares

The Fund currently has 560 Outstanding VMTP Shares, par value $0.01 per share, with a total liquidation value per share of $100,000, which will remain outstanding following the completion of the Reorganizations. The VMTP Shares were offered and sold by the Fund to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The terms of the VMTP Shares to be issued pursuant to the Dividend Advantage 2 Reorganization will be substantially identical, as of the time of the closing of the Reorganization, to the terms of the Outstanding VMTP Shares of the Fund.

Holders of VMTP Shares are entitled to receive cash dividends when, as and if declared by the Fund’s Board. The amount of dividends per VMTP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each rate period during the relevant monthly dividend period. The dividend rate applicable to any rate period (which typically consists of seven days) is an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the VMTP Shares.

VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The Fund is obligated to redeem the VMTP Shares on July 1, 2017, unless earlier redeemed or repurchased by the Fund, at a redemption price per share equal to the liquidation value per share ($100,000) plus any accumulated but unpaid dividends plus, if the VMTP Shares are redeemed prior to July 1, 2015, an optional redemption premium per share equal to the product of (a) 0.95 % and (b) the $100,000 liquidation preference per share. VMTP Shares also may be redeemed in whole or in part at the option of the Fund at a redemption price per share equal to the liquidation value per share plus any accumulated but unpaid dividends, plus, if the VMTP Shares are redeemed prior to July 1, 2015, an optional redemption premium per share equal to the product of (a) 0.95 % and (b) the $100,000 liquidation preference per share. In the event the Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

Except as otherwise provided in the Fund’s Declaration of Trust, the statement establishing and fixing the rights and preferences of New VMTP Shares, or as otherwise required by applicable law, (i) each holder of VMTP Shares is entitled to one vote for each VMTP Share held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of VMTP Shares, along with holders of other outstanding preferred shares of the Fund, vote with holders of common shares of the Fund as a single class; provided, however, that holders of preferred shares, including VMTP Shares, are entitled as a class to elect two trustees of the Fund at all times. The holders of outstanding common shares and preferred shares, including VMTP Shares, voting as a single class, elect the balance of the trustees of the Fund.

Holders of VMTP Shares, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the VMTP

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Shares or holders of VMTP Shares. In addition, holders of VMTP Shares have certain consent rights under the purchase agreement for the VMTP Shares with respect to certain actions that would affect their investment in the Fund. Holders of VMTP Shares also are entitled to vote as a class with holders of other preferred shares of the Fund on matters that relate to the conversion of the Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including VMTP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

The VMTP Shares are senior in priority to the Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The VMTP Shares rank on parity as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with other preferred shares of the Fund.

VRDP Shares

Performance Plus currently has 890 Outstanding VRDP Shares, par value $0.01 per share, with a total liquidation value per share of $100,000. The VRDP Shares were offered and sold by Performance Plus to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The terms of the VRDP Shares of the Fund to be issued pursuant to the Performance Plus Reorganization will be substantially similar, as of the closing of the Reorganization, to the outstanding VRDP Shares of Performance Plus for which they are exchanged.

The outstanding VRDP Shares of Performance Plus have a mandatory redemption date of March 1, 2040, subject to earlier redemption or repurchase by the Fund, and pay an adjustable dividend rate set weekly by the remarketing agent. The VRDP Shares of the Fund will have the same mandatory redemption date as the Performance Plus VRDP Shares exchanged therefor. Holders of the VRDP Shares of the Fund will have the right to give notice on any business day to tender the securities for remarketing in seven days. The VRDP Shares will also be subject to a mandatory tender for remarketing upon the occurrence of certain events, such as the non-payment of dividends by the Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the VRDP Shares.

The statement establishing and fixing the rights and preferences of the VRDP Shares will generally require that the Fund maintain a purchase agreement which contains an unconditional demand feature pursuant to a purchase obligation provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement will require the liquidity provider to purchase from holders all VRDP Shares tendered for sale that were not successfully remarketed. The liquidity provider also must purchase all outstanding VRDP Shares prior to termination of the purchase agreement, including by reason of the failure of the liquidity provider to maintain the requisite short-term ratings, if the Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider to purchase the VRDP Shares pursuant to the purchase agreement will run to the benefit of the holders of the VRDP Shares and will be unconditional and

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irrevocable, and as such the short-term ratings assigned to the VRDP Shares will be directly linked to the short-term creditworthiness of the associated liquidity provider. The liquidity provider entered into a purchase agreement with respect to the Performance Plus VRDP Shares, subject to periodic extension by agreement with the Fund. The initial term of the purchase agreement with the liquidity provider for the VRDP Shares is expected to be no less than the remaining term immediately prior to the Reorganizations of the purchase agreement with respect to the VRDP Shares of Performance Plus exchanged therefor.

Prior to the final mandatory redemption date of March 1, 2040, the VRDP Shares will be subject to optional and mandatory redemption by the Fund in certain circumstances. VRDP Shares may be redeemed at any time, at the option of the Fund (in whole or, from time to time, in part), out of funds legally available therefor, at a redemption price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed for redemption. Pursuant to the statement establishing and fixing the rights and preferences of the VRDP Shares and a fee agreement with the liquidity provider for the VRDP Shares, the Fund will have an obligation to redeem, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, shares purchased by the liquidity provider pursuant to its obligations under the purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. Upon the purchase of such shares by the liquidity provider pursuant to its obligations under the purchase agreement, the Fund also will be required to segregate assets in the amount of its redemption obligation until the shares are successfully remarketed or redeemed by the Fund. The Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of preferred shares as is necessary to achieve compliance with the applicable requirement, if the Fund fails to maintain (i) the minimum asset coverage required under the 1940 Act and the Fund’s agreement with the liquidity provider or (ii) the VRDP basic maintenance amount prescribed by the applicable rating agencies then rating the VRDP Shares, and such failures are not cured by the applicable cure date. In the event of changes in, or elimination of, any or all long-term ratings of the VRDP Shares, the requirement to effect a mandatory redemption after the applicable cure date upon a failure to maintain the VRDP Share basic maintenance amount may be changed or eliminated.

The VRDP Shares will be senior in priority to the Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The VRDP Shares will rank on parity with the other preferred shares of the Fund, including the Outstanding VMTP Shares and the New VMTP Shares of the Fund to be issued in the Dividend Advantage 2 Reorganization and any other preferred shares that the Fund may issue in the future, as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the Fund’s obligations. However, the Declaration contains an express disclaimer of shareholder liability for the Fund’s debts or obligations and requires that notice of such limited liability

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be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the Fund’s assets and property for all loss and expense of any shareholder held personally liable for the Fund’s obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration provides that the Fund’s obligations are not binding upon the Fund’s trustees individually, but only upon the Fund’s assets and property, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Anti-Takeover Provisions.    The Declaration and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The By-Laws require that the Board be divided into three classes with staggered terms. This provision of the By-Laws could delay for up to two years the replacement of a majority of the Board. Holders of preferred shares, voting as a separate class, will be entitled to elect two of the Fund’s trustees. In addition, the Declaration requires a vote by holders of at least two-thirds of the common shares and preferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s common shares and preferred shares outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-Laws, the affirmative vote of the holders of at least a majority of the preferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and preferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of any outstanding preferred shares are higher than those required by the 1940 Act. The Board believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

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Pre-emptive Rights.    The Declaration provides that Common Shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Board in its discretion may determine. As of the date of this Information Memorandum, no preemptive rights have been granted by the Board.

Reference should be made to the Declaration and By-Laws on file with the SEC for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company frequently trade at prices lower than net asset value, the Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. The Fund will be unable to repurchase its common shares if it does not meet certain asset coverage requirements relating to outstanding preferred shares.

If the Fund converted to an open-end investment company, it would be required to redeem all preferred shares, including the New VMTP Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on the NYSE or elsewhere. Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund’s common and preferred shares, voting as a single class and approval of the holders of at least two-thirds of the Fund’s preferred shares, voting together as a single class unless the conversion has been approved by the requisite vote of the Board, in which case a majority vote of the requisite holders would be required. See “Certain Provisions in the Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the NYSE or elsewhere and the Fund’s preferred shares, including the New VMTP Shares, would no longer be outstanding. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of the Fund may at any time propose conversion of the Fund to an open-end investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

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Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s common shares should trade at a discount, the Board of the Fund may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

Below is a discussion of the anticipated U.S. federal income tax consequences of acquiring, holding, and disposing of the New VMTP Shares. This discussion is based on the current provisions and interpretations of the Internal Revenue Code of 1986, as amended (the “Code”), and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively.

Upon issuance of the New VMTP Shares, and subject to certain assumptions and conditions, and based upon certain representations made by the Fund, including representations regarding the nature of the Fund’s assets and the conduct of the Fund’s business, K&L Gates LLP (“Special Tax Counsel”) will deliver its opinion that for federal income tax purposes the New VMTP Shares will qualify as equity in the Fund. In accordance with such opinion, distributions made with respect to the New VMTP Shares will qualify as exempt-interest dividends to the extent they are properly reported by the Fund and not otherwise limited under section 852(b)(5)(A) of the Code (under which the total amount of dividends that may be treated as exempt-interest dividends is limited, based on the total amount of net tax-exempt income generated by the Fund). The Fund’s qualification and taxation as a regulated investment company depend upon the Fund’s ability to meet on a continuing basis, through actual annual operating results, certain requirements in the federal tax laws. Special Tax Counsel will not review the Fund’s compliance with those requirements. Accordingly, no assurance can be given that the actual results of the Fund’s operations for any particular taxable year will satisfy such requirements.

Vedder Price P.C. will provide an opinion on the anticipated U.S. federal income tax consequences of certain aspects of the Dividend Advantage 2 Reorganization, including an opinion substantially to the effect that (i) the Fund will not recognize gain or loss upon the receipt of substantially all the assets of Dividend Advantage 2 in exchange for shares of the Fund (including the New VMTP Shares) and the assumption of substantially all the liabilities of Dividend Advantage 2 and (ii) a holder of Dividend Advantage 2 VMTP Shares will not recognize gain or loss upon the exchange of such shares solely for New VMTP Shares. Such opinion will be based, in part, on Special Tax Counsel’s opinion that the New VMTP Shares will constitute equity in the Fund for federal income tax purposes.

The following is intended to be a general summary of the material U.S. federal income tax consequences of investing in New VMTP Shares. The discussion generally applies only to holders of New VMTP Shares who are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident alien (as defined for federal income tax purposes) of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in New VMTP Shares. This summary deals only with U.S. holders that hold New VMTP Shares as capital assets. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities,

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U.S. holder of New VMTP Shares whose “functional currency” is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, person who holds New VMTP Shares in a qualified tax-deferred account such as an IRA, or person that will hold New VMTP Shares as a position in a “straddle”, “hedge” or as part of a “constructive sale” for federal income tax purposes. This is not intended to be a complete discussion of all federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this Information Memorandum, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (“IRS”), possibly with retroactive effect. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

Federal Income Tax Treatment of the Fund

The Fund intends to elect to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally will not be subject to any federal income tax on the income and gains it distributes to its shareholders.

The Fund primarily invests in municipal securities whose income is exempt from regular federal income tax. Thus, substantially all of the Fund’s dividends to the holders of common shares and preferred shares is expected to qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Some or all of an exempt-interest dividend, however, may be subject to federal alternative minimum tax imposed on the shareholder. Different federal alternative minimum tax rules apply to individuals and to corporations.

In addition to exempt-interest dividends, the Fund may also distribute amounts that are treated as long-term capital gain or ordinary income to its shareholders. The Fund will allocate distributions to shareholders as tax-exempt interest, long-term capital gain and ordinary income, if any, proportionately among its common and preferred shares. In certain circumstances, the Fund will make payments to holders of New VMTP Shares to offset the tax effects of a taxable distribution.

To qualify for the favorable federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or non-U.S. currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and

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(c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest income.

As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may report the retained amount as undistributed capital gains in a written statement to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and the net capital gain not otherwise retained by the Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If at any time when the Fund’s VMTP Shares are outstanding the Fund fails to meet the Asset Coverage (as defined in the Statement), the Fund will be required to suspend distributions to holders of its common shares until such asset coverage is restored. This may prevent the Fund from distributing at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and net tax-exempt income, and may therefore jeopardize the Fund’s qualification for taxation as a regulated investment company or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the Asset Coverage, the Fund will be required to redeem VMTP Shares in order to maintain or restore such asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, and was unable to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed

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to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of non-corporate shareholders, and (ii) for the dividends received deduction under section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

The Fund intends to qualify to pay “exempt-interest” dividends, as defined in the Code, on its common shares and preferred shares by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt municipal bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on municipal bonds and are so reported by the Fund. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax.

A portion of the Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Fund’s aggregate expenses as the percentage of the Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income from municipal securities). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Fund can report as exempt-interest dividends by the disallowed amount. As a result, income distributions by the Fund in excess of the amount of the Fund’s exempt-interest dividends may be taxable as ordinary income.

The Fund’s investment in zero coupon bonds will cause it to realize income prior to the receipt of cash payments with respect to these bonds. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise continue to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

The Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

Certain of the Fund’s investment practices are subject to special provisions of the Code that, among other things, may disallow, limit or defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Federal Income Tax Treatment of Holders of New VMTP Shares

The Fund intends to elect to be treated, and intends to qualify each year, as a regulated investment company, under Subchapter M of the Code, and to satisfy conditions which enable dividends on common shares and preferred shares which are attributable to interest on municipal

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securities to be exempt from federal income tax in the hands of owners of such shares, subject to the possible application of the federal alternative minimum tax.

In order for any distributions to holders of New VMTP Shares to be eligible to be treated as exempt-interest dividends, the New VMTP Shares must be treated as equity for federal income tax purposes. Under present law, Special Tax Counsel is of the opinion that the New VMTP Shares of the Fund will constitute equity of the Fund, and thus distributions with respect to the New VMTP Shares (other than distributions in redemption of New VMTP Shares subject to section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the New VMTP Shares, there can be no assurance that the IRS will not question Special Tax Counsel’s opinion and the Fund’s treatment of the New VMTP Shares as equity. If the IRS were to succeed in such a challenge, holders of the New VMTP Shares could be treated as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

Except in the case of exempt-interest dividends and capital gain dividends, if any, dividends paid by the Fund generally will be taxable to holders at ordinary income tax rates. Dividends derived from net capital gain and reported by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the length of time such holders have held their shares. Distributions in excess of the Fund’s earnings and profits, if any, will first reduce a shareholder’s adjusted tax basis in his or her shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder who holds such shares as a capital asset. A holder of New VMTP Shares will be required to report the dividends declared by the Fund for each day on which such holder is the shareholder of record. The Fund intends to notify holders of New VMTP Shares in advance if it will allocate to them income that is not exempt from regular federal income tax. In certain circumstances, the Fund will make payments to holders of New VMTP Shares to offset the tax effects of the taxable distribution.

The IRS currently requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to report dividends made with respect to common shares and preferred shares, including New VMTP Shares, as consisting of particular types of income (e.g., exempt-interest dividends, net capital gain, or ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Fund during or with respect to the year.

Although dividends generally will be treated as distributed when paid, a distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared.

Distributions to shareholders of ordinary income other than tax-exempt interest (including net investment income received by the Fund from taxable temporary investments, if any, certain income from financial futures and options transactions and market discount realized by the Fund on the sale of municipal securities) and of net short-term capital gains realized by the Fund, if any, will be taxable to

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shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Fund’s shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Under current law, “qualified dividend income” received by non-corporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 20% (plus the additional tax on “net investment income” described below). Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. As long as the Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of non-corporate shareholders.

The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund receives income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore a distribution by the Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax.

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Tax-exempt income, including exempt-interest dividends paid by the Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

Certain non-corporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes dividends (other than exempt-interest dividends) received from the Fund, as well as net gain from the disposition of Fund shares. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisors regarding the applicability of this tax in respect of their shares.

Sale of Shares

Gain or loss on the sale or other disposition of New VMTP Shares, if any (other than redemptions, the rules for which are described below) will generally be treated as capital gain or loss, except that a portion of the amount received on the disposition of New VMTP Shares may be characterized as an accumulated but unpaid dividend subject to the rules described above. Gain or loss will generally be treated as long-term if the New VMTP Shares have been held for more than one year and otherwise will be treated as short-term. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 39.6% while long-term capital gains generally will be taxed at a maximum rate of 20%. In addition, a 3.8% tax on net investment income may apply to certain shareholders (see section above). Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts reported as undistributed capital gains) with respect to such shares. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation.

The Fund may, at its option, redeem New VMTP Shares in whole or in part, and is required to redeem New VMTP Shares to the extent required to maintain the Effective Leverage Ratio and the Asset Coverage. Gain or loss, if any, resulting from a redemption will generally be taxed as capital gain or loss from a sale or exchange under section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a holder’s interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate holders, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, a holder’s ownership of the common shares and preferred shares will be taken into account. As in the case of a sale or exchange, a portion of the amount received on the redemption of New VMTP Shares may be characterized as a dividend distribution subject to the rules discussed above.

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Withholding

The Fund may be required to withhold, for U.S. federal income tax purposes, 28% of all distributions (including exempt-interest dividends and redemption proceeds) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Fund has been so notified). Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax; any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and redemption proceeds. The Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before making an investment in New VMTP Shares.

New York Tax Matters

The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of holders of New VMTP Shares that are New York resident individuals, corporations and unincorporated businesses. This summary does not address the taxation of other shareholders nor does it discuss any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the Fund.

The following is based upon the advice of K&L Gates LLP, special New York tax counsel to the Fund, which advice is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause distributions of the Fund to qualify as exempt-interest dividends to shareholders for federal and New York tax purposes, and that it will distribute all interest and dividends it receives to the shareholders.

Dividends paid by the Fund are not subject to the New York State personal income tax or New York City personal income tax or unincorporated business tax to the extent that they qualify as exempt-interest dividends for Federal income tax purposes that are derived from obligations issued by or on behalf of the State of New York or its political subdivisions, instrumentalities, authorities, districts, or similar public entities created under New York law (“New York Municipal Obligations”)

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or from obligations or securities of the United States, its territories and possessions, and any authority, commission or instrumentality of the United States to the extent interest on such obligations is exempt from state taxation under Federal law. Distributions excluded from gross income for federal income tax purposes that are derived from interest on state and municipal securities other than New York issuers are generally subject to taxes in New York State and New York City. Additionally, other distributions from the Fund, including distributions derived from taxable ordinary income and capital gains, are generally not exempt from New York State and New York City personal income taxes.

Dividends paid by the Fund, including those that qualify as exempt-interest dividends for Federal income tax purposes, are taxable for purposes of the New York State corporation franchise tax and New York City general corporation tax.

Gain on the sale, exchange, or other disposition of shares of the Fund will generally be subject to the New York State personal income and the New York business corporation franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes, as applicable.

Interest on indebtedness incurred to purchase or carry shares generally is not deductible for New York State or New York City personal income tax purposes.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning New York tax matters.

CUSTODIAN

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION

AND PAYING AGENT

The Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021. State Street Bank and Trust Company has subcontracted the transfer agency and redemption and paying agency servicing of the Fund to Computershare, Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Fund appearing in the Fund’s Annual Report for the year ended September 30, 2014 are incorporated by reference herein. The financial statements as of and for the year ended September 30, 2014 have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. Such financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Fund. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

66

During the fiscal period ended September 30, 2014, the Board of the Fund, upon recommendation of the Audit Committee engaged KPMG LLP as the independent registered public accounting firm to the Fund replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014, as a result of the pending acquisition of Nuveen Investments by TIAA-CREF.

Ernst & Young’s reports on the Fund for the fiscal periods ended September 30, 2013 and September 30, 2012, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal periods ended September 30, 2013 and September 30, 2012 for the Fund and for the period October 1, 2013 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements.

MISCELLANEOUS

To the extent that a holder of VMTP Shares is directly or indirectly a beneficial owner of more than 10% of any class of the Fund’s outstanding shares (meaning for purposes of holders of VMTP Shares, more than 10% of the Fund’s outstanding preferred shares), such a 10% beneficial owner would be subject to the short-swing profit rules that are imposed pursuant to Section 16 of the Exchange Act (and related reporting requirements). These rules generally provide that such a 10% beneficial owner may have to disgorge any profits made on purchases and sales, or sales and purchases, of the Fund’s preferred shares (including VMTP Shares) within any six month time period. Investors should consult with their own counsel to determine the applicability of these rules.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be accessed through the SEC’s Internet site at www.sec.gov or can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Washington, D.C. 20549.

The Fund’s audited financial statements for the fiscal year ended September 30, 2014 are incorporated in this Information Memorandum by reference to its 2014 Annual Report. Information about the directors and officers of the Fund is incorporated in this Information Memorandum by reference to the Fund’s 2014 Annual Report and the [—], 2015 Proxy Statement relating to the annual shareholder meeting and proposed Reorganizations as filed with the SEC. Copies of the 2014 Annual Report and the Proxy Statement may be obtained from www.sec.gov or by visiting www.nuveen.com. Other than the financial statements included in the Fund’s Annual Report, the information contained in, or that can be accessed through, the Securities and Exchange Commission’s or the Fund’s website is not part of this Information Memorandum.

If at any time the Fund is not subject to Section 13(a) or 15(d) of the Exchange Act, the Fund will furnish to holders of VMTP Shares and prospective investors, upon their request, the information specified in Rule 144A(d)(4) under the Securities Act in order to permit compliance with Rule 144A in connection with resales of VMTP Shares.

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Statements in this Information Memorandum about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other documents attached hereto as an appendix or otherwise available upon request from the Fund each such statement being qualified in all respects by this reference.

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APPENDIX A

FORM OF STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND

STATEMENT ESTABLISHING AND FIXING THE

RIGHTS AND PREFERENCES OF

VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

Page

RECITALS		A-1

ARTICLE I	DEFINITIONS	A-1

1.1	Definitions	A-1

1.2	Interpretation	A-10

1.3	Liability of Officers, Trustees and Shareholders	A-11

ARTICLE II	TERMS APPLICABLE TO ALL SERIES OF VARIABLE RATE MUNIFUND TERM PREFERRED SHARES	A-11

2.1	Number of Shares; Ranking	A-11

2.2	Dividends and Distributions	A-12

2.3	Liquidation Rights	A-14

2.4	Coverage & Leverage Tests	A-15

2.5	Redemption	A-16

2.6	Voting Rights	A-22

2.7	Rating Agencies	A-26

2.8	Issuance of Additional Preferred Shares	A-26

2.9	Status of Redeemed or Repurchased VMTP Shares	A-26

2.10	Distributions with respect to Taxable Allocations	A-26

2.11	Term Redemption Liquidity Account and Liquidity Requirement	A-28

2.12	Global Certificate	A-29

2.13	Notice	A-29

2.14	Termination	A-29

2.15	Appendices	A-30

2.16	Actions on Other than Business Days	A-30

2.17	Modification	A-30

2.18	Transfers	A-30

2.19	No Additional Rights	A-31

APPENDIX A		A-1

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND

STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

Nuveen New York Dividend Advantage Municipal Fund (the “Fund”), a Massachusetts business trust, certifies that:

RECITALS

FIRST: The Fund is authorized under Article IV of the Fund’s Declaration of Trust, as amended (which, as hereafter restated or amended from time to time, is herein called the “Declaration”), to issue an unlimited number of Preferred Shares (as defined below), par value $.01 per share.

SECOND: Pursuant to the authority expressly vested in the Board of Trustees of the Fund by Article IV of the Declaration, the Board of Trustees has, by resolution, authorized the issuance of Preferred Shares, $.01 par value per share, of the Fund, such shares to be classified as Variable Rate MuniFund Term Preferred Shares (“VMTP”), and such VMTP to be issued in one or more series (each such series, a “Series”). The terms related to a Series may be set forth in this Statement through an Appendix (as defined below) attached hereto or in a separate Statement.

THIRD: The number of shares, preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of each Series of VMTP subject to this Statement, as now or hereafter authorized by the Board of Trustees, are set forth in this Statement, as modified, amended or supplemented in an appendix to this Statement (each an “Appendix” and collectively the “Appendices”) specifically relating to such Series (each such Series being referred to herein as a “Series of VMTP Shares,” “VMTP Shares of a Series” or a “Series”), and shares of all such Series subject to this Statement being referred to herein individually as a “VMTP Share” and collectively as the “VMTP Shares”).

ARTICLE I

DEFINITIONS

1.1        Definitions.    Unless the context or use indicates another or different meaning or intent and except with respect to any Series as specifically provided in the Appendix applicable to such Series, each of the following terms when used in this Statement shall have the meaning ascribed to it below, whether such term is used in the singular or plural and regardless of tense:

“1940 Act” means the Investment Company Act of 1940, as amended, or any successor statute.

“1940 Act Asset Coverage” means “asset coverage,” as defined for purposes of Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of stock for purposes of the 1940 Act, including all outstanding VMTP Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act or by rule, regulation or order of the United States Securities and Exchange Commission as the minimum asset coverage for senior securities which are shares of stock of a closed-end investment company).

“Additional Amount Payment” means a payment to a Holder (other than a New York Holder) of VMTP Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Additional Amount Payment relates, would cause such Holder’s dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable (for federal income tax purposes) from the gross income of such Holder. Such Additional Amount Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of VMTP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent such Additional Amount Payment is reported as an exempt-interest dividend for purposes of Section 852(b)(5) of the Code) would be taxable in the hands of each Holder of VMTP Shares at the maximum marginal regular federal individual income tax rate (taking account of the tax imposed under Section 1411 of the Code or any successor provision) applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is paid.

“Additional New York Amount Payment” means a payment to a New York Holder of VMTP Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such New York Holder to which such Additional New York Amount Payment relates, would cause such New York Holder’s dividends in dollars (after federal income tax, and after New York State and New York City individual income tax consequences in respect of both the Taxable Allocations and Additional New York Amount Payment) from the aggregate of such Taxable Allocations and the related Additional New York Amount Payment to be equal to the dollar amount of the dividends that would have been received by such New York Holder if the amount of such aggregate Taxable Allocations would have been excludable (for federal income tax purposes and New York State and New York City individual income tax purposes) from the gross income of such New York Holder. Such Additional New York Amount Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no New York Holder of VMTP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; (iii) only taking into account the regular federal income tax (and the tax imposed under Section 1411 of the Code or any successor provision), and New York State and New York City individual income tax with respect to dividends received from the Fund (that is, without giving effect to any other New York State or New York City tax or any other federal tax based on income); and (iv) assuming that each Taxable Allocation and each Additional New York Amount Payment (except to the extent such Additional New York Amount Payment is reported as an exempt-interest dividend for purposes of Section 852(b)(5) of the Code) would be taxable in the hands of each New York Holder of VMTP Shares at the maximum marginal combined regular federal income tax rate and New York State and New York City individual income tax rate (taking account of the federal income tax deductibility of state and local taxes paid or incurred and the tax imposed under Section 1411 of the Code or any successor provision) applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Additional New York Amount Payment is paid.

“Adviser” means Nuveen Fund Advisors, LLC, a Delaware limited liability company, or such other entity as shall be then serving as the investment adviser of the Fund, and shall include, as appropriate, any sub-adviser duly appointed by the Adviser.

“Agent Member” means a Person with an account at the Securities Depository that holds one or more VMTP Shares through the Securities Depository, directly or indirectly, for a Designated Owner and that will be authorized and instructed, directly or indirectly, by a Designated Owner to disclose information to the Redemption and Paying Agent with respect to such Designated Owner.

“Appendices” and “Appendix” shall have the respective meanings as set forth in the Recitals of this Statement.

“Applicable Spread” means, with respect to any Rate Period for any Series of VMTP Shares, the percentage per annum set forth opposite the applicable credit rating most recently assigned to such Series by the Rating Agency in the table below on the Rate Determination Date for such Rate Period:

Long-Term Ratings*
Fitch	Applicable Percentage**
AAA to AA	0.95%
AA-	1.15%
A+	1.35%
A	1.55%
A-	1.75%
BBB+	2.65%
BBB	2.80%
BBB-	2.95%**

*	And/or the equivalent ratings of any Other Rating Agency then rating the VMTP Shares utilizing the highest of the ratings of the Rating Agencies then rating the VMTP Shares.
**	Unless an Increased Rate Period is in effect and is continuing, in which case the Applicable Spread shall be 5.95%.

“Asset Coverage” means “asset coverage” of a class of senior security which is a stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date hereof, determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination.

“Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain Asset Coverage of at least 225% as of the close of business on a Business Day (as required by Section 2.4(a)), the date that is thirty (30) calendar days following such Business Day.

“Banks” shall have the meaning as set forth in Section 2.18(a).

“Below Investment Grade” means, with respect any Series of VMTP Shares and as of any date, the following ratings with respect to each Rating Agency (to the extent it is a Rating Agency on such date):

(i) lower than BBB-, in the case of Fitch;

(ii) lower than an equivalent long-term credit rating to that set forth in clause (i), in the case of any Other Rating Agency; and

(iii) unrated, if no Rating Agency is rating the VMTP Shares.

“Board of Trustees” means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.

“Business Day” means any day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

“By-Laws” means the By-Laws of the Fund as amended from time to time.

“Closed-End Funds” shall have the meaning as set forth in Section 2.18(a).

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Fund.

“Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Fund.

“Custodian Agreement” means any Custodian Agreement by and between the Custodian and the Fund.

“Date of Original Issue” means, with respect to any Series, the date specified as the Date of Original Issue for such Series in the Appendix for such Series.

“Declaration” shall have the meaning as set forth in the Recitals of this Statement.

“Default” shall mean a Dividend Default or a Redemption Default.

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant Redemption Date, Dividend Payment Date or other payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1) cash or any cash equivalent;

(2) any U.S. Government Obligation;

(3) any Municipal Security that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Securities with substantially similar terms as of the date of this Statement (or such rating’s future equivalent), including (A) any such Municipal Security that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Security that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4) any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Securities or U.S. Government Obligations or any combination thereof; or

(5) any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions as of the date of this Statement (or such rating’s future equivalent).

“Designated Owner” means a Person in whose name VMTP Shares of any Series are recorded as beneficial owner of such VMTP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be.

“Dividend Default” shall have the meaning as set forth in Section 2.2(g)(i).

“Dividend Payment Date” means, with respect to any Series, the first Business Day of each calendar month that any shares of such Series are outstanding; provided, however, that with respect to any Series for which the first Dividend Period, as specified in the Appendix relating to such Series, is longer than one month, the first Dividend Payment Date for such Series shall be the first Business Day of the calendar month immediately following the end of such Dividend Period.

“Dividend Period” means, with respect to any Series, the Dividend Period for such Series set forth in the Appendix for such Series.

“Dividend Rate” means, with respect to any Rate Period for a Series of VMTP Shares and subject to the adjustment described in Section 2.10(a), the Index Rate for such Rate Period plus the Applicable Spread for such Rate Period; provided, however, that with respect to any Increased Rate Period, the Dividend Rate shall mean the Increased Rate for such Increased Rate Period; and provided further that the Dividend Rate for any Rate Period shall in no event exceed the Maximum Rate.

“Effective Leverage Ratio” shall have the meaning as set forth in Section 2.4(d).

“Effective Leverage Ratio Cure Date” shall have the meaning as set forth in Section 2.5(b)(ii)(A).

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Redemption and Paying Agent and the Custodian, shall be sent by such means to each of its representatives set forth in the Redemption and Paying Agent Agreement and the Custodian Agreement, respectively.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fitch” means Fitch Ratings, a part of the Fitch Group, and any successor or successors thereto.

“Fund” shall have the meaning as set forth in the Preamble to this Statement.

“Holder” means, with respect to the VMTP Shares of any Series or any other security issued by the Fund, a Person in whose name such security is registered in the registration books of the Fund maintained by the Redemption and Paying Agent or otherwise.

“Increased Rate” means, with respect to any Increased Rate Period for a Series of VMTP Shares, the Index Rate for such Rate Period plus an Applicable Spread of 5.95%.

“Increased Rate Period” shall have the meaning as set forth in Section 2.2(g)(i).

“Index Rate” means, with respect to any Rate Period for a Series of VMTP Shares, (i) the SIFMA Municipal Swap Index made available by 5:00 p.m., New York City time, on the Rate Determination Date for such Rate Period or (ii) except as otherwise provided in the definition of “SIFMA Municipal Swap Index,” if such index is not made available by 5:00 p.m., New York City time, on such date, the SIFMA Municipal Swap Index as determined on the previous Rate Determination Date.

“Initial Rate Period” means, with respect to the VMTP Shares of any Series, the period commencing on and including the Date of Original Issue thereof and ending on, and including, the next succeeding calendar day that is a Wednesday (or if such Wednesday is not a Business Day, the next succeeding Business Day).

“Liquidation Preference” means, with respect to any Series, the amount specified as the liquidation preference per share for that Series in the Appendix for such Series.

“Liquidity Account Initial Date” means, with respect to any Series, the date designated as the Liquidity Account Initial Date in the Appendix for such Series.

“Liquidity Account Investments” means Deposit Securities or any other security or investment owned by the Fund that is rated not less than A3 by Moody’s, A- by Standard & Poor’s, A- by Fitch or an equivalent rating by any other NRSRO (or any such rating’s future equivalent).

“Liquidity Requirement” shall have the meaning as set forth in Section 2.11(b).

“Mandatory Redemption Price” shall have the meaning as set forth in Section 2.5(b)(i)(A).

“Market Value” of any asset of the Fund means, for securities for which market quotations are readily available, the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees, which pricing service shall be Standard & Poor’s Securities Evaluations, Inc./J. J. Kenny Co., Inc. (or any successor thereto), International Data Corporation (or any successor thereto) or such other independent third-party pricing service broadly recognized in the tax-exempt fund market. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of: yields or prices of Municipal Securities of comparable quality, type of issue, coupon, maturity and rating; state of issuance; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine recommended valuations.

“Maximum Rate” means 15% per annum.

“Moody’s” means Moody’s Investors Service, Inc. and any successor or successors thereto.

“Municipal Securities” means municipal securities as described in the prospectus or other offering document for a Series of VMTP Shares.

“New York Holder” means, solely for purposes of the definition of “Additional New York Amount Payment” and Section 2.10 hereof, (i) a Holder who is a natural person subject to New York State and New York City taxation on his or her income; or (ii) a Holder, other than a natural person, that seeks to pay dividends (or make other distributions or allocations of income) that are exempt from New York State and New York City income tax. For all other purposes, a “New York Holder” means a “Holder.”

“Notice of Redemption” shall have the meaning as set forth in Section 2.5(d).

“Notice of Taxable Allocation” shall have the meaning as set forth in Section 2.10(a).

“NRSRO” means (a) each of Fitch, Moody’s and Standard & Poor’s so long as such Person is a nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act and (b) any other nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund.

“Nuveen Person” means the Adviser or any affiliated person of the Adviser (as defined in Section 2(a)(3) of the 1940 Act) (other than the Fund, in the case of a redemption or purchase of the VMTP Shares which are to be cancelled within ten (10) days of purchase by the Fund).

“Optional Redemption Date” shall have the meaning as set forth in Section 2.5(c)(i).

“Optional Redemption Premium” means, with respect to any Series, the premium payable by the Fund upon the redemption of VMTP Shares of such Series at the option of the Fund, as set forth in the Appendix for such Series.

“Optional Redemption Price” shall have the meaning as set forth in Section 2.5(c)(i).

“Other Rating Agency” means each Rating Agency, if any, other than Fitch then providing a rating for the VMTP Shares pursuant to the request of the Fund.

“Outstanding” means, as of any date with respect to VMTP Shares of any Series, the number of VMTP Shares of such Series theretofore issued by the Fund except (without duplication):

(a)        any VMTP Shares of such Series theretofore cancelled or redeemed or delivered to the Redemption and Paying Agent for cancellation or redemption in accordance with the terms hereof;

(b)        any VMTP Shares of such Series as to which the Fund shall have given a Notice of Redemption and irrevocably deposited with the Redemption and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with Section 2.5 hereof; and

(c)        any VMTP Shares of such Series as to which the Fund shall be the Holder or the Designated Owner.

“Person” means and includes an individual, a partnership, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Preferred Shares” means the authorized preferred shares of beneficial interest, par value $.01 per share, of the Fund, including VMTP Shares of each Series, shares of any other series of preferred shares of beneficial interest now or hereafter issued by the Fund, and any other shares of beneficial interest hereafter authorized and issued by the Fund of a class having priority over any other class as to distribution of assets or payments of dividends.

“Purchase Agreement” means (i) with respect to the initial Series of VMTP Shares issued pursuant to this Statement, the VMTP Purchase Agreement to be dated as of June 3, 2014 between the Fund and Banc of America Preferred Funding Corporation, and (ii) with respect to any subsequent Series of VMTP Shares issued pursuant to this Statement, the purchase agreement or other similar agreement for the VMTP Shares of such Series (if any) specified in the Appendix for such Series.

“Rate Determination Date” means, with respect to the Initial Rate Period for any Series of VMTP Shares, the day immediately preceding the Date of Original Issue of such Series, and with respect to any Subsequent Rate Period for any Series of VMTP Shares, the last day of the immediately preceding Rate Period for such Series or, if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding Rate Determination Date will be determined without regard to any prior extension of a Rate Determination Date to a Business Day.

“Rate Period” means, with respect to any Series of VMTP Shares, the Initial Rate Period and any Subsequent Rate Period of the VMTP Shares of such Series.

“Rating Agencies” means, as of any date and in respect of a Series of VMTP Shares, (i) Fitch, to the extent it maintains a rating on the VMTP Shares of such Series on such date and has not been replaced as a Rating Agency in accordance with Section 2.7 and (ii) any Other Rating Agency designated as a Rating Agency on such date in accordance with Section 2.7. Fitch has initially been designated as the Rating Agency for purposes of the VMTP Shares. In the event that at any time any Rating Agency (i) ceases to be a Rating Agency for purposes of any Series of VMTP Shares and such Rating Agency has been replaced by an Other Rating Agency in accordance with Section 2.7, any references to any credit rating of the replaced Rating Agency in this Statement or any Appendix shall be deleted for purposes hereof as provided below and shall be deemed instead to be references to the equivalent credit rating of the Other Rating Agency that has replaced such Rating Agency as of the most recent date on which such replacement Other Rating Agency published credit ratings for such Series of VMTP Shares or (ii) designates a new rating definition for any credit rating of such Rating Agency with a corresponding replacement rating definition for such credit rating of such Rating Agency, any references to such replaced rating definition of such Rating Agency contained in this Statement or any Appendix shall instead be deemed to be references to such corresponding replacement rating definition. In the event that at any time the designation of any Rating Agency as a Rating Agency for purposes of any Series of VMTP Shares is terminated in accordance with Section 2.7, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of this Statement or the Appendix for such Series, shall be disregarded, and only the ratings of the then-designated Rating Agencies for such Series shall be taken into account for purposes of this Statement and such Appendix.

“Rating Agency Guidelines” means the guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to a Series of VMTP Shares for so long as such Series is Outstanding.

“Ratings Event” shall have the meaning set forth in Section 2.2(g)(i).

“Redemption and Paying Agent” means, with respect to any Series, State Street Bank and Trust Company and its successors or any other redemption and paying agent appointed by the Fund with respect to such Series.

“Redemption and Paying Agent Agreement” means, with respect to any Series, the Transfer Agency and Service Agreement dated October 7, 2002, as amended, by and among the Redemption and Paying Agent, the Fund and certain other Persons, as further amended by an Amendment thereto dated February 24, 2011 relating to the VMTP Shares, and as the same may be amended, restated or modified from time to time, or any similar agreement between the Fund and any other redemption and paying agent appointed by the Fund.

“Redemption Date” shall have the meaning as set forth in Section 2.5(d).

“Redemption Default” shall have the meaning as set forth in Section 2.2(g)(i).

“Redemption Price” shall mean the Term Redemption Price, the Mandatory Redemption Price or the Optional Redemption Price, as applicable.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Securities Depository” shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository as set forth in this Statement with respect to the VMTP Shares.

“Series” and “Series of VMTP Shares” shall have the meanings as set forth in the Recitals of this Statement.

“SIFMA Municipal Swap Index” means the Securities Industry and Financial Markets Association Municipal Swap Index, or such other weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes produced by Municipal Market Data, Inc. or its successor, or as otherwise designated by the Securities Industry and Financial Markets Association; provided, however, that if such index is no longer produced by Municipal Market Data, Inc. or its successor, then SIFMA Municipal Swap Index shall mean (i) the S&P Municipal Bond 7 Day High Grade Rate Index produced by Standard & Poor’s Financial Services LLC or its successors or (ii) if the S&P Municipal Bond 7 Day High Grade Rate Index is no longer produced, such other reasonably comparable index selected in good faith by the Board of Trustees of the Fund.

“Standard & Poor’s” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor or successors thereto.

“Statement” means this Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares, as it may be amended from time to time in accordance with its terms.

“Subsequent Rate Period” means, with respect to any Series of VMTP Shares, the period consisting of seven days, but adjusted in each case to reflect any changes when the regular day that is a Rate Determination Date is not a Business Day, from, and including, the first day following the Initial Rate Period of such Series to, and including, the next Rate Determination Date for such Series and any period thereafter from, and including, the first day following a Rate Determination Date for shares of such Series to, and including, the next succeeding Rate Determination Date for shares of such Series.

“Tax Event” shall have the meaning as set forth in Section 2.2(g)(i).

“Taxable Allocation” means, with respect to any Series, the allocation of any net capital gain or other income taxable for regular federal and New York State and New York City individual income tax purposes to a dividend paid in respect of such Series.

“Term Redemption Amount” shall have the meaning as set forth in Section 2.11(a).

“Term Redemption Date” means, with respect to any Series, the date specified as the Term Redemption Date in the Appendix for such Series.

“Term Redemption Liquidity Account” shall have the meaning as set forth in Section 2.11(a).

“Term Redemption Price” shall have the meaning as set forth in Section 2.5(a).

“U.S. Government Obligations” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“VMTP” shall have the meaning as set forth in Recitals of this Statement.

“VMTP Shares of a Series” shall have the meaning as set forth in the Recitals of this Statement.

“Voting Period” shall have the meaning as set forth in Section 2.6(b)(i).

With respect to any Series, any additional definitions specifically set forth in the Appendix relating to such Series and any amendments to any definitions specifically set forth in the Appendix relating to such Series, as such Appendix may be amended from time to time, shall be incorporated herein and made part hereof by reference thereto, but only with respect to such Series.

1.2        Interpretation.    The headings preceding the text of Sections included in this Statement are for convenience only and shall not be deemed part of this Statement or be given any effect in interpreting this Statement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Statement. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Statement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Sections shall refer to those portions of this Statement. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Statement as a whole and not to any particular Article, Section or clause of this Statement.

1.3        Liability of Officers, Trustees and Shareholders.    A copy of the Declaration of the Fund is on file with the Secretary of the Commonwealth of Massachusetts, and notice hereby is given that this Statement is executed on behalf of the Fund by an officer of the Fund in his or her capacity as an officer of the Fund and not individually and that the obligations under or arising out of this Statement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and properties of the Fund. All persons extending credit to, contracting with or having a claim against the Fund must look solely to the Fund’s assets and property for the enforcement of any claims against the Fund as none of the Fund’s officers, agents or shareholders, whether past, present or future, assume any personal liability for obligations entered on behalf of the Fund.

ARTICLE II

TERMS APPLICABLE TO ALL SERIES OF

VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

Except for such changes and amendments hereto with respect to a Series of VMTP Shares that are specifically contemplated by the Appendix relating to such Series, each Series of VMTP Shares shall have the following terms:

2.1        Number of Shares; Ranking.

(a)        The number of authorized shares constituting any Series of VMTP Shares shall be as set forth with respect to such Series in the Appendix hereto relating to such Series. No fractional VMTP Shares shall be issued.

(b)        The VMTP Shares of each Series shall rank on a parity with VMTP Shares of each other Series and with shares of any other series of Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The VMTP Shares of each Series shall have preference with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund over the Common Shares as set forth herein.

(c)        No Holder of VMTP Shares shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any VMTP Shares or Common Shares or other securities of the Fund, which it may hereafter issue or sell.

2.2        Dividends and Distributions.

(a)        The Holders of VMTP Shares of any Series shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees, out of funds legally available therefor and in preference to dividends and other distributions on Common Shares, cumulative cash dividends and other distributions on each share of such Series at the Dividend Rate for such Series, calculated as set forth herein, and no more. Dividends and other distributions on the VMTP Shares of any Series shall accumulate from the Date of Original Issue with respect to such Series. The amount of dividends per share of a Series payable on VMTP Shares on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period. The amount of dividends per share of a Series accumulated for each such Rate Period (or part thereof) shall be computed by (i) multiplying the Dividend Rate in effect for VMTP Shares of such Series for such Rate Period (or part thereof) by a fraction, the numerator of which shall be the actual number of days in such Rate Period (or part thereof) and the denominator of which shall be the actual number of days in the year in which such Rate Period (or such part thereof) occurs (365 or 366) and (ii) multiplying the product determined pursuant to clause (i) by the Liquidation Preference for a share of such Series.

(b)        Dividends on VMTP Shares of each Series with respect to any Dividend Period shall be declared to the Holders of such shares as their names shall appear on the registration books of the Fund at the close of business on each day in such Dividend Period and shall be paid as provided in Section 2.2(f) hereof.

(c)        (i)        No full dividends and other distributions shall be declared or paid on shares of a Series of VMTP Shares for any Dividend Period or part thereof unless full cumulative dividends and other distributions due through the most recent dividend payment dates therefor for all outstanding Preferred Shares (including shares of other Series of VMTP Shares) ranking on a parity with such Series of VMTP Shares have been or contemporaneously are declared and paid through the most recent dividend payment dates therefor. If full cumulative dividends and other distributions due have not been declared and paid on all such outstanding Preferred Shares of any series, any dividends and other distributions being declared and paid on VMTP Shares of a Series will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and other distributions accumulated but unpaid on each such series of Preferred Shares on the relevant dividend payment date for such series. Subject to Section 2.10 hereof, and Section 2.4 of the Purchase Agreement, no Holders of VMTP Shares shall be entitled to any dividends and other distributions, whether payable in cash, property or shares, in excess of full cumulative dividends and other distributions as provided in this Statement on such VMTP Shares.

(ii) For so long as any VMTP Shares are Outstanding, the Fund shall not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (z) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case, (A) immediately thereafter, the Fund shall have 1940 Act Asset Coverage after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds, (B) all cumulative dividends and other distributions on all VMTP Shares and all other series of Preferred Shares ranking on a parity with the VMTP Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment thereof shall have been deposited irrevocably with the paying agent for such Preferred Shares) and (C) the Fund shall have deposited Deposit Securities pursuant to and in accordance with the requirements of Section 2.5(d)(ii) hereof with respect to Outstanding VMTP Shares of any Series to be redeemed pursuant to Section 2.5(a) or Section 2.5(b) hereof for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms hereof on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

(iii)        Any dividend payment made on VMTP Shares of a Series shall first be credited against the dividends and other distributions accumulated with respect to the earliest Dividend Period for such Series for which dividends and distributions have not been paid.

(d)        Not later than 12:00 noon, New York City time, on the Dividend Payment Date for a Series of VMTP Shares, the Fund shall deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on such date sufficient to pay the dividends and other distributions that are payable on such Dividend Payment Date in respect of such Series. The Fund may direct the Redemption and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities so deposited prior to the Dividend Payment Date, provided that such investment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.

(e)        All Deposit Securities deposited with the Redemption and Paying Agent for the payment of dividends payable on a Series of VMTP Shares shall be held in trust for the payment of such dividends by the Redemption and Paying Agent for the benefit of the Holders of such Series entitled to the payment of such dividends pursuant to Section 2.2(f). Any moneys paid to the Redemption and Paying Agent in accordance with the foregoing but not applied by the Redemption and Paying Agent to the payment of dividends, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Fund as soon as possible after the date on which such moneys were to have been so applied, upon request of the Fund.

(f)        Dividends on VMTP Shares of a Series shall be paid on each Dividend Payment Date for such Series to the Holders of shares of such Series as their names appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or if such day is not a Business Day, the next preceding Business Day). Dividends in arrears on VMTP Shares of a Series for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of shares of such Series as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on VMTP Shares of any Series which may be in arrears.

(g)        (i)        The Dividend Rate on a Series of VMTP Shares shall be adjusted to the Increased Rate for each Increased Rate Period (as hereinafter defined). Subject to the cure provisions of Section 2.2(g)(iii), a Rate Period with respect to a Series of VMTP Shares shall be deemed to be an “Increased Rate Period” if on the first day of such Rate Period, (A) the Fund has failed to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Dividend Payment Date for such Series, Deposit Securities (as a result of complying with Section 2.2(c) or otherwise) that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on such Series payable on such Dividend Payment Date (a “Dividend Default”) and such Dividend Default has not ended as contemplated by Section 2.2(g)(ii) on or prior to such first day; (B) the Fund has failed to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on an applicable Redemption Date for such Series, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such Series on such Redemption Date (a “Redemption Default”) and such Redemption Default has not ended as contemplated by Section 2.2(g)(ii) on or prior to such first day; (C) any Rating Agency has withdrawn the credit rating required to be maintained with respect to such Series pursuant to Section 2.7 other than due to the Rating Agency ceasing to rate tax-exempt closed-end management investment companies generally and such withdrawal is continuing; (D) a Ratings Event (as defined below) has occurred and is continuing with respect to such Series; or (E) (i) a court or other applicable governmental authority has made a final determination that for U.S. federal income tax purposes the VMTP Shares do not qualify as equity in the Fund and (ii) such determination results from an act or failure to act on the part of the Fund (a “Tax Event”). A “Ratings Event” shall be deemed to exist with respect to any Series of VMTP Shares at any time such VMTP Shares have a long-term credit rating from at least one-half of the Rating Agencies designated at such time that is Below Investment Grade. For the avoidance of doubt, no determination by any court or other applicable governmental authority that requires the Fund to make an Additional Amount Payment in respect of a Taxable Allocation shall be deemed to be a Tax Event hereunder.

(ii)        Subject to the cure provisions of Section 2.2(g)(iii), a Dividend Default or a Redemption Default on a Series of VMTP Shares shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends on such Series and any unpaid Redemption Price on such Series shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent.

(iii) No Increased Rate Period for a Series of VMTP Shares with respect to any Dividend Default or Redemption Default on such Series shall be deemed to have commenced if the amount of any dividend or any Redemption Price due in respect of such Series (if such Default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date for such Series with respect to which such Default occurred, together with an amount equal to the Increased Rate on such Series applied to the amount and period of such non-payment on such Series, determined as provided in Section 2.2(a).

2.3        Liquidation Rights.

(a)        In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of VMTP Shares shall be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Shares, a liquidation distribution equal to the Liquidation Preference for such shares, plus an amount equal to all unpaid dividends and other distributions on such shares accumulated to (but excluding) the date fixed for such distribution or payment on such shares (whether or not earned or declared by the Fund, but without interest thereon), and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

(b)        If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the Holders of all Outstanding VMTP Shares and any other outstanding Preferred Shares ranking on a parity with the VMTP Shares shall be insufficient to permit the payment in full to such Holders of the Liquidation Preference of such VMTP Shares plus accumulated and unpaid dividends and other distributions on such shares as provided in Section 2.3(a) above and the amounts due upon liquidation with respect to such other Preferred Shares, then such available assets shall be distributed among the Holders of such VMTP Shares and such other Preferred Shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, unless and until the Liquidation Preference on each Outstanding VMTP Share plus accumulated and unpaid dividends and other distributions on such shares as provided in Section 2.3(a) above have been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Fund will be made by the Fund in respect of, the Common Shares.

(c)        Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this Section 2.3.

2.4        Coverage & Leverage Tests.

(a)        Asset Coverage Requirement.    For so long as any VMTP Shares of any Series are Outstanding, the Fund shall have Asset Coverage of at least 225% as of the close of business on each Business Day. If the Fund shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(i) shall be applicable, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.4(a).

(b)        Calculation of Asset Coverage.    For purposes of determining whether the requirements of Section 2.4(a) are satisfied, (i) no VMTP Shares of any Series or other Preferred Shares shall be deemed to be Outstanding for purposes of any computation required by Section 2.4(a) if, prior to or concurrently with such determination, sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Series or other Preferred Shares) to pay the full redemption price for such Series or other Preferred Shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for such Series or other Preferred Shares and the requisite notice of redemption for such Series or other Preferred Shares (or the portion thereof to be redeemed) shall have been given, and (ii) the Deposit Securities or other sufficient funds that shall have been deposited with the applicable paying agent shall not be included as assets of the Fund for purposes of such computation.

(c)        Effective Leverage Ratio Requirement.    For so long as VMTP Shares of any Series are Outstanding, the Effective Leverage Ratio shall not exceed 45% as of the close of business on any Business Day; provided, however, in the event that the Fund’s Effective Leverage Ratio exceeds 45% on any Business Day solely by reason of fluctuations in the market value of the Fund’s portfolio securities, the Effective Leverage Ratio shall not exceed 46% on such Business Day. If the Effective Leverage Ratio shall exceed the applicable percentage provided in the preceding sentence as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(ii) shall be applicable, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.4(c).

(d)        Calculation of Effective Leverage Ratio.    For purposes of determining whether the requirements of Section 2.4(c) are satisfied, the “Effective Leverage Ratio” on any date shall mean the quotient of:

(i)        The sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, (1) any such senior securities for which the Fund has issued a notice of redemption and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption and (2) any such senior securities that are to be redeemed with net proceeds from the sale of the VMTP Shares, for which the Fund has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund; divided by

(ii) The sum of (A) the Market Value of the Fund’s total assets (including amounts attributable to senior securities, but excluding any assets consisting of Deposit Securities or funds referred to in clauses (A)(1) and (A)(2) of Section 2.4(d)(i) above), less the amount of the Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness, including floating rate securities), and (B) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.

2.5        Redemption.    Each Series of VMTP Shares shall be subject to redemption by the Fund as provided below:

(a)        Term Redemption.    The Fund shall redeem all VMTP Shares of a Series on the Term Redemption Date for such Series, at a price per share equal to the Liquidation Preference per share of such Series plus an amount equal to all unpaid dividends and other distributions on such share of such Series accumulated from and including the Date of Original Issue to (but excluding) the Term Redemption Date for such Series (whether or not earned or declared by the Fund, but without interest thereon) (the “Term Redemption Price”).

(b)        Asset Coverage and Effective Leverage Ratio Mandatory Redemption.

(i)        Asset Coverage Mandatory Redemption.    (A) If the Fund fails to comply with the Asset Coverage requirement as provided in Section 2.4(a) as of any time as of which such compliance is required to be determined in accordance with Section 2.4(a) and such failure is not cured as of the Asset Coverage Cure Date other than as a result of the redemption required by this Section 2.5(b)(i), the Fund shall, to the extent permitted by the 1940 Act and Massachusetts law, by the close of business on the Business Day next following such Asset Coverage Cure Date, cause a notice of redemption to be issued in accordance with the terms of the Preferred Shares to be redeemed. In addition, in accordance with the terms of the Preferred Shares to be redeemed, the Fund shall cause to be deposited Deposit Securities or other sufficient funds in trust with the Redemption and Paying Agent or other applicable paying agent, for the redemption of a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of VMTP Shares of any Series, to enable it to meet the requirements of Section 2.5(b)(i)(B). In the event that any VMTP Shares of a Series then Outstanding are to be redeemed pursuant to this Section 2.5(b)(i), the Fund shall redeem such shares at a price per share equal to the Liquidation Preference per share of such Series plus an amount equal to all unpaid dividends and other distributions on such share of such Series accumulated from and including the Date of Original Issue to (but excluding) the date fixed for such redemption by the Board of Trustees (whether or not earned or declared by the Fund, but without interest thereon) (the “Mandatory Redemption Price”).

(B)        On the Redemption Date for a redemption contemplated by Section 2.5(b)(i)(A), the Fund shall redeem at the Mandatory Redemption Price, out of funds legally available therefor, such number of Preferred Shares (which may, include at the sole option of the Fund any number or proportion of VMTP Shares of any Series) as shall be equal to the lesser of (x) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 225% (provided, however, that if there is no such minimum number of VMTP Shares and other Preferred Shares the redemption or retirement of which would have such result, all VMTP Shares and other Preferred Shares then outstanding shall be redeemed), and (y) the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.5(b)(i), the Fund may at its sole option, but is not required to, include in the number of Preferred Shares being mandatorily redeemed pursuant to this Section 2.5(b)(i) a sufficient number of VMTP Shares of any Series that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Fund having Asset Coverage on such Asset Coverage Cure Date of up to and including 250%. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be later than thirty (30) calendar days after such Asset Coverage Cure Date, except that, if the Fund does not have funds legally available for the redemption of all of the required number of VMTP Shares and other Preferred Shares which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to thirty (30) calendar days after such Asset Coverage Cure Date, the Fund shall redeem those VMTP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding VMTP Shares of a Series are to be redeemed pursuant to this Section 2.5(b)(i), the number of VMTP Shares of such Series to be redeemed from the respective Holders shall be selected (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided, that such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.5(b)(i)(B) shall be subject to any applicable procedures established by the Securities Depository.

(ii)        Effective Leverage Ratio Mandatory Redemption.    (A) If (1) the Fund fails to comply with the Effective Leverage Ratio requirement as provided in Section 2.4(c) as of any time as of which such compliance is required to be determined in accordance with Section 2.4(c), (2) with respect to the initial Series of VMTP Shares issued pursuant to this Statement, the Fund fails to comply with the Effective Leverage Ratio requirement calculated as set forth in Section 6.12 of the Purchase Agreement applicable to such Series of VMTP Shares if such requirement shall still be in effect in accordance with the terms of such Purchase Agreement, or (3) with respect to any other Series of VMTP Shares issued pursuant to this Statement, the Fund fails to comply with any additional requirements relating to the calculation of the Effective Leverage Ratio pursuant to the Purchase Agreement or Appendix applicable to such Series of VMTP Shares, and, in any such case, such failure is not cured as of the close of business on the date that is seven (7) Business Days following the Business Day on which such non-compliance is first determined (the “Effective Leverage Ratio Cure Date”) other than as a result of the redemption required by this Section 2.5(b)(ii), the Fund shall cause the Effective Leverage Ratio (determined in accordance with the requirements applicable to the determination of the Effective Leverage Ratio under this Statement, and under the Appendix and Purchase Agreement for any applicable Series of VMTP Shares in respect of which the Effective Leverage Ratio is being determined) to not exceed the Effective Leverage Ratio required under Section 2.4(c) as so determined, by (x) not later than the close of business on the Business Day next following the Effective Leverage Ratio Cure Date, engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (y) to the extent permitted by the 1940 Act and Massachusetts law, not later than the close of business on the Business Day next following the Effective Leverage Ratio Cure Date, causing a notice of redemption to be issued, and in addition, causing to be irrevocably deposited Deposit Securities or other sufficient funds in trust with the Redemption and Paying Agent or other applicable paying agent, in each case in accordance with the terms of the Preferred Shares to be redeemed, for the redemption at the redemption price specified in the terms of such Preferred Shares of a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of VMTP Shares of any Series, or (z) engaging in any combination of the actions contemplated by, clauses (x) and (y) of this Section 2.5(b)(ii)(A). In the event that any VMTP Shares of a Series are to be redeemed pursuant to clause (y) of this Section 2.5(b)(ii)(A), the Fund shall redeem such VMTP Shares at a price per VMTP Share equal to the Mandatory Redemption Price. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.5(b)(ii), the Fund may at its sole option, but is not required to, include in the number of Preferred Shares being mandatorily redeemed pursuant to this Section 2.5(b)(ii) a sufficient number of VMTP Shares of any Series that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Effective Leverage Ratio Cure Date, in the Fund having an Effective Leverage Ratio on such Effective Leverage Ratio Cure Date of no less than 40%.

(B)    On the Redemption Date for a redemption contemplated by clause (y) of Section 2.5(b)(ii)(A), the Fund shall not redeem more than the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. If the Fund is unable to redeem the required number of VMTP Shares and other Preferred Shares which have been designated to be redeemed in accordance with clause (y) of Section 2.5(b)(ii)(A) due to the unavailability of legally available funds, the Fund shall redeem those VMTP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding VMTP Shares of a Series are to be redeemed pursuant to clause (y) of Section 2.5(b)(ii)(A), the number of VMTP Shares of such Series to be redeemed from the respective Holders shall be selected (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided that such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.5(b)(ii)(B) shall be subject to any applicable procedures established by the Securities Depository.

(c)        Optional Redemption.

(i)        Subject to the provisions of Section 2.5(c)(ii), the Fund may at its option on any Business Day (an “Optional Redemption Date”) redeem in whole or from time to time in part the Outstanding VMTP Shares of any Series, at a redemption price per VMTP Share (the “Optional Redemption Price”) equal to (x) the Liquidation Preference per VMTP Share of such Series plus (y) an amount equal to all unpaid dividends and other distributions on such VMTP Share of such Series accumulated from and including the Date of Original Issue to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Fund, but without interest thereon) plus (z) the Optional Redemption Premium per share (if any) that is applicable to an optional redemption of VMTP Shares of such Series that is effected on such Optional Redemption Date as set forth in the Appendix relating to such Series.

(ii)        If fewer than all of the outstanding VMTP Shares of a Series are to be redeemed pursuant to Section 2.5(c)(i), the shares of such Series to be redeemed shall be selected either (A) pro rata among such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable; provided, in each such case, that such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.5(c)(ii) shall be subject to any applicable procedures established by the Securities Depository. Subject to the provisions of this Statement and applicable law, the Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which VMTP Shares will be redeemed pursuant to this Section 2.5(c) from time to time.

(iii)        The Fund may not on any date deliver a Notice of Redemption pursuant to Section 2.5(d) in respect of a redemption contemplated to be effected pursuant to this Section 2.5(c) unless on such date the Fund has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount (including any applicable premium) due to Holders of VMTP Shares by reason of the redemption of such VMTP Shares on such Optional Redemption Date.

(iv)        VMTP Shares of a Series redeemed at the Fund’s sole option in accordance with, but solely to the extent contemplated by, Section 2.5(b)(i)(B) or Section 2.5(b)(ii) shall be considered mandatorily redeemed pursuant to such Section, as applicable, and not subject to this Section 2.5(c).

(d)        Procedures for Redemption.

(i)        If the Fund shall determine or be required to redeem, in whole or in part, VMTP Shares of a Series pursuant to Section 2.5(a), (b) or (c), the Fund shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not more than forty-five (45) calendar days prior to the date fixed for redemption and not less than ten (10) Business Days prior to the date fixed for redemption pursuant to Section 2.5(c) in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the Series and number of VMTP Shares to be redeemed; (C) the CUSIP number for VMTP Shares of such Series; (D) the applicable Redemption Price on a per share basis; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (F) that dividends on the VMTP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (G) the provisions of this Statement under which such redemption is made. If fewer than all VMTP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of VMTP Shares to be redeemed from such Holder and/or the method of determining such number. The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to Section 2.5(c) of this Statement that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(ii)        If the Fund shall give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Fund), the Fund shall (A) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the VMTP Shares to be redeemed on the Redemption Date and (B) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the VMTP Shares called for redemption on the Redemption Date. The Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds. Notwithstanding the provisions of clause (A) of the preceding sentence, if the Redemption Date is the Term Redemption Date, then such deposit of Deposit Securities (which may come in whole or in part from the Term Redemption Liquidity Account) shall be made no later than fifteen (15) calendar days prior to the Term Redemption Date.

(iii)        Upon the date of the deposit of such Deposit Securities, all rights of the Holders of the VMTP Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such VMTP Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof up to (but excluding) the applicable Redemption Date, which accumulated dividends, unless previously declared and paid as contemplated by the last sentence of Section 2.5(d)(vi) below, shall be payable only as part of the applicable Redemption Price on the Redemption Date). The Fund shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the VMTP Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of three hundred sixty-five (365) calendar days from the Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which the Holders of the VMTP Shares so called for redemption shall look only to the Fund for payment of the Redemption Price thereof. The Fund shall be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

(iv)        On or after the Redemption Date, each Holder of VMTP Shares in certificated form (if any) that are subject to redemption shall surrender the certificate(s) evidencing such VMTP Shares to the Fund at the place designated in the Notice of Redemption and shall then be entitled to receive the Redemption Price for such VMTP Shares, without interest, and in the case of a redemption of fewer than all the VMTP Shares represented by such certificate(s), a new certificate representing the VMTP Shares that were not redeemed.

(v)        Notwithstanding the other provisions of this Section 2.5, except as otherwise required by law, the Fund shall not redeem any VMTP Shares or other series of Preferred Shares ranking on a parity with the VMTP Shares with respect to dividends and other distributions unless all accumulated and unpaid dividends and other distributions on all Outstanding VMTP Shares and shares of other series of Preferred Shares for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares for the payment of such dividends and other distributions) shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such Preferred Shares in accordance with the terms of such Preferred Shares, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding VMTP Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding VMTP Shares and any other series of Preferred Shares for which all accumulated and unpaid dividends and other distributions have not been paid.

(vi)        To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration, this Statement and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. In the case of any redemption pursuant to Section 2.5(c), no Redemption Default shall be deemed to have occurred if the Fund shall fail to deposit in trust with the Redemption and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any VMTP Shares, dividends may be declared and paid on such VMTP Shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such VMTP Shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

(e)        Redemption and Paying Agent as Trustee of Redemption Payments by Fund.    All Deposit Securities transferred to the Redemption and Paying Agent for payment of the Redemption Price of VMTP Shares called for redemption shall be held in trust by the Redemption and Paying Agent for the benefit of Holders of VMTP Shares so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Fund in accordance with the provisions of Section 2.5(d)(iii) above.

(f)        Compliance with Applicable Law.    In effecting any redemption pursuant to this Section 2.5, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable law, but shall effect no redemption except in accordance with the 1940 Act and any applicable law.

(g)        Modification of Redemption Procedures.    Notwithstanding the foregoing provisions of this Section 2.5, the Fund may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of redemption for the VMTP Shares, provided that such modification does not materially and adversely affect the Holders of the VMTP Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Redemption and Paying Agent without its prior consent.

2.6        Voting Rights.

(a)        One Vote Per VMTP Share.    Except as otherwise provided in the Declaration, this Statement or as otherwise required by law, (i) each Holder of VMTP Shares shall be entitled to one vote for each VMTP Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including Outstanding VMTP Shares, and Common Shares shall vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including Outstanding VMTP Shares, shall be entitled, as a class, to the exclusion of the Holders of all other securities and Common Shares of the Fund, to elect two trustees of the Fund at all times. Subject to Section 2.6(b), the Holders of outstanding Common Shares and Preferred Shares, including VMTP Shares, voting together as a single class, shall elect the balance of the trustees.

(b)        Voting for Additional Trustees.

(i)        Voting Period.    During any period in which any one or more of the conditions described in clauses (A) or (B) of this Section 2.6(b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the Holders of Preferred Shares, including VMTP Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the Holders of Preferred Shares, including VMTP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of capital stock of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such Holders are in any event entitled to elect. A Voting Period shall commence:

(A)        if, at the close of business on any dividend payment date for any outstanding Preferred Shares including any Outstanding VMTP Shares, accumulated dividends (whether or not earned or declared) on such outstanding Preferred Shares equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

(B)        if at any time Holders of Preferred Shares are otherwise entitled under the 1940 Act to elect a majority of the Board of Trustees.

Upon the termination of a Voting Period, the voting rights described in this Section 2.6(b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders of Preferred Shares upon the further occurrence of any of the events described in this Section 2.6(b)(i).

(ii)        Notice of Special Meeting.    As soon as practicable after the accrual of any right of the Holders of Preferred Shares to elect additional trustees as described in Section 2.6(b)(i), the Fund shall call a special meeting of such Holders and notify the Redemption and Paying Agent and/or such other Person as is specified in the terms of such Preferred Shares to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Shares, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice or the delivery of such notice by such other means as are described in clause (ii) above. If the Fund fails to call such a special meeting, it may be called at the expense of the Fund by any such Holder on like notice. The record date for determining the Holders of Preferred Shares entitled to notice of and to vote at such special meeting shall be the close of business on the fifth (5th) Business Day preceding the calendar day on which such notice is mailed or otherwise delivered. At any such special meeting and at each meeting of Holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such Holders, voting together as a class (to the exclusion of the Holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of trustees prescribed in Section 2.6(b)(i) on a one-vote-per-share basis.

(iii)        Terms of Office of Existing Trustees.    The terms of office of the incumbent trustees of the Fund at the time of a special meeting of Holders of Preferred Shares to elect additional trustees in accordance with Section 2.6(b)(i) shall not be affected by the election at such meeting by the Holders of VMTP Shares and such other Holders of Preferred Shares of the number of trustees that they are entitled to elect, and the trustees so elected by the Holders of VMTP Shares and such other Holders of Preferred Shares, together with the two (2) trustees elected by the Holders of Preferred Shares in accordance with Section 2.6(a) hereof and the remaining trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

(iv)        Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period.    Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders of the Preferred Shares pursuant to Section 2.6(b)(i) shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders of Preferred Shares to elect additional trustees pursuant to Section 2.6(b)(i) shall cease, subject to the provisions of the last sentence of Section 2.6(b)(i).

(c)        Holders of VMTP Shares to Vote on Certain Matters.

(i)        Certain Amendments Requiring Approval of VMTP Shares.    Except as otherwise permitted by the terms of this Statement, so long as any VMTP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the VMTP Shares subject to this Statement Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such VMTP Shares or the Holders thereof; provided, however, that (i) a change in the capitalization of the Fund in accordance with Section 2.8 hereof shall not be considered to materially and adversely affect the rights and preferences of the VMTP Shares, and (ii) a division of a VMTP Share shall be deemed to materially and adversely affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the VMTP Shares. For purposes of the foregoing, no matter shall be deemed to materially and adversely affect any preference, right or power of a VMTP Share of any Series or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such VMTP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such VMTP Share (other than solely as a result of a division of a VMTP Share). So long as any VMTP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the VMTP Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. For the avoidance of doubt, no vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of this Statement, including any Appendix hereto.

(ii)        1940 Act Matters.    Unless a higher percentage is provided for in the Declaration, the affirmative vote of the Holders of at least “a majority of the outstanding Preferred Shares,” including VMTP Shares Outstanding at the time, voting as a separate class, shall be required (A) to approve any conversion of the Fund from a closed-end to an open-end investment company, (B) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, or (C) to approve any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding Preferred Shares” means the vote at an annual or special meeting duly called of (i) sixty-seven percent (67%) or more of such shares present at a meeting, if the Holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.

(iii)        Certain Amendments Requiring Approval of Specific Series of VMTP Shares.    Except as otherwise permitted by the terms of this Statement, so long as any VMTP

Shares of a Series are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the VMTP Shares of such Series Outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the Appendix relating to such Series, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power set forth in such Appendix of the VMTP Shares of such Series or the Holders thereof; provided, however, that (i) a change in the capitalization of the Fund in accordance with Section 2.8 hereof shall not be considered to materially and adversely affect the rights and preferences of the VMTP Shares of such Series, and (ii) a division of a VMTP Share shall be deemed to materially and adversely affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the VMTP Shares of such Series; and provided, further, that no amendment, alteration or repeal of the obligation of the Fund to (x) pay the Term Redemption Price on the Term Redemption Date for a Series, or (y) accumulate dividends at the Dividend Rate (as set forth in this Statement and the applicable Appendix hereto) for a Series shall be effected without, in each case, the prior unanimous vote or consent of the Holders of such Series of VMTP Shares. For purposes of the foregoing, no matter shall be deemed to materially and adversely affect any preference, right or power of a VMTP Share of a Series or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such VMTP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such VMTP Share. For the avoidance of doubt, no vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of this Statement, including any Appendix hereto.

(d)        Voting Rights Set Forth Herein Are Sole Voting Rights.    Unless otherwise required by law, the Declaration or this Statement, the Holders of VMTP Shares shall not have any relative rights or preferences or other special rights with respect to voting such VMTP Shares other than those specifically set forth in this Section 2.6; provided, however, that nothing in this Statement shall be deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any Holder or Designated Owner of VMTP Shares of any Series that any action or inaction by the Fund shall require the consent or approval of such Holder or Designated Owner.

(e)        No Cumulative Voting.    The Holders of VMTP Shares shall have no rights to cumulative voting.

(f)        Voting for Trustees Sole Remedy for Fund’s Failure to Declare or Pay Dividends.    In the event that the Fund fails to declare or pay any dividends on any Series of VMTP Shares on the Dividend Payment Date therefor, the exclusive remedy of the Holders of the VMTP Shares shall be the right to vote for trustees pursuant to the provisions of this Section 2.6. Nothing in this Section 2.6(f) shall be deemed to affect the obligation of the Fund to accumulate and, if permitted by applicable law, the Declaration and this Statement, pay dividends at the Increased Rate in the circumstances contemplated by Section 2.2(g) hereof.

(g)        Holders Entitled to Vote.    For purposes of determining any rights of the Holders of VMTP Shares to vote on any matter, whether such right is created by this Statement, by the Declaration, by statute or otherwise, no Holder of VMTP Shares shall be entitled to vote any VMTP Share and no VMTP Share shall be deemed to be “Outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such VMTP Share shall have been given in accordance with this Statement and Deposit Securities for the payment of the Redemption Price of such VMTP Share shall have been deposited in trust with the Redemption and Paying Agent for that purpose. No VMTP Share held by the Fund shall have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

2.7        Rating Agencies.    The Fund shall use commercially reasonable efforts to cause the Rating Agencies to issue long-term credit ratings with respect to each Series of VMTP Shares for so long as such Series is Outstanding. The Fund shall use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. If a Rating Agency shall cease to rate the securities of tax-exempt closed-end management investment companies generally, the Board of Trustees shall terminate the designation of such Rating Agency as a Rating Agency hereunder. The Board of Trustees may elect to terminate the designation of any Rating Agency as a Rating Agency hereunder with respect to a Series of VMTP Shares so long as either (i) immediately following such termination, there would be at least one Rating Agency with respect to such Series or (ii) it replaces the terminated Rating Agency with another NRSRO and provides notice thereof to the Holders of such Series; provided that such replacement shall not occur unless such replacement Other Rating Agency shall have at the time of such replacement (i) published a rating for the VMTP Shares of such Series and (ii) entered into an agreement with the Fund to continue to publish such rating subject to the Rating Agency’s customary conditions. The Board of Trustees may also elect to designate one or more other NRSROs as Other Rating Agencies hereunder with respect to a Series of VMTP Shares by notice to the Holders of the VMTP Shares. The Rating Agency Guidelines of any Rating Agency may be amended by such Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any Holder of Preferred Shares, including any VMTP Shares, or Common Shares.

2.8        Issuance of Additional Preferred Shares.    So long as any VMTP Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof authorize, establish and create and issue and sell shares of one or more series of a class of Preferred Shares ranking on a parity with VMTP Shares as to the payment of dividends and the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Fund, in addition to then Outstanding Series of VMTP Shares, including additional Series of VMTP Shares, and authorize, issue and sell additional shares of any such series of Preferred Shares then outstanding or so established or created, in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of such Preferred Shares and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Shares with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 2.4(b) hereof) of at least 225%.

2.9        Status of Redeemed or Repurchased VMTP Shares. VMTP Shares that at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued Preferred Shares.

2.10        Distributions with respect to Taxable Allocations.    Whenever a Taxable Allocation is to be paid by the Fund with respect to the VMTP Shares of a Series with respect to any Dividend Period and either the Increased Rate or the Maximum Rate is not in effect during such Dividend Period, the Fund shall comply with one of clause (a), clause (b) or clause (c) of this Section 2.10:

(a)        The Fund may provide notice to the Redemption and Paying Agent prior to the commencement of any Dividend Period for a Series of VMTP Shares of the amount of the Taxable

Allocation that will be made in respect of shares of such Series for such Dividend Period (a “Notice of Taxable Allocation”). Such Notice of the Taxable Allocation will state the amount of the dividends payable in respect of each VMTP Share of the applicable Series for such Dividend Period that will be treated as a Taxable Allocation and the adjustment to the Dividend Rate for each Rate Period (or portion thereof) included in such Dividend Period that will be required to pay the Additional Amount Payment, or Additional New York Amount Payment, as applicable, in respect of the Taxable Allocation paid on such VMTP Share for such Dividend Period. In lieu of adjusting the Dividend Rate, the Fund may make, in addition to and in conjunction with the payment of regular dividends for such Dividend Period, a supplemental distribution in respect of each share of such series for such Dividend Period equal to the Additional Amount Payment or Additional New York Amount Payment, as applicable, payable in respect of the Taxable Allocation paid on such share for such Dividend Period. The Fund will use commercially reasonable efforts to effect the distribution of Taxable Allocations in respect of VMTP Shares of each Series as provided in this Section 2.10(a), and shall only effect the distribution of Taxable Allocations as described in Section 2.10(b) and/or Section 2.10(c) if such commercially reasonable efforts do not reasonably permit the Fund to effect the distribution of a Taxable Allocation as contemplated by this Section 2.10(a).

(b)        If the Fund does not provide a Notice of Taxable Allocation as provided in Section 2.10(a) with respect to a Taxable Allocation that is made in respect of VMTP Shares of a Series, the Fund may make one or more supplemental distributions on shares of such Series equal to the amount of such Taxable Allocation. Any such supplemental distribution in respect of VMTP Shares of a Series may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the Holders, or New York Holders, as applicable, of shares of such Series as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date of such supplemental distribution, as may be fixed by the Board of Trustees.

(c)        If in connection with a redemption of VMTP Shares, the Fund makes a Taxable Allocation without having either given advance notice thereof pursuant to Section 2.10(a) or made one or more supplemental distributions pursuant to Section 2.10(b), the Fund shall direct the Redemption and Paying Agent to send an Additional Amount Payment or Additional New York Amount Payment, as applicable, in respect of such Taxable Allocation to each Holder and each New York Holder, as applicable, of such shares at such person’s address as the same appears or last appeared on the record books of the Fund.

(d)        Except as required by any Purchase Agreement applicable to a particular Series of VMTP Shares, for so long as the applicable provisions of such Purchase Agreement shall be in effect, the Fund shall not be required to pay Additional Amount Payments or Additional New York Amount Payments, as applicable, with respect to VMTP Shares of any Series with respect to any net capital gain or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

(e)        With respect to each Holder and each New York Holder, the Fund shall only be required, pursuant to this Section 2.10 to pay either an Additional Amount Payment or an Additional New York Amount Payment, but not both.

(f)        No Additional New York Amount Payment as described in this Section 2.10 shall apply or be payable with respect to any VMTP Shares that are being registered and sold pursuant to an effective registration statement under the Securities Act or to any subsequent transfer of such registered VMTP Shares.

2.11        Term Redemption Liquidity Account and Liquidity Requirement.

(a)        On or prior to the Liquidity Account Initial Date with respect to any Series of VMTP Shares, the Fund shall cause the Custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (the “Term Redemption Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least one hundred ten percent (110%) of the Term Redemption Amount with respect to such Series. The “Term Redemption Amount” for any Series of VMTP Shares shall be equal to the Redemption Price to be paid on the Term Redemption Date for such Series, based on the number of shares of such Series then Outstanding, assuming for this purpose that the Dividend Rate for such Series in effect at the time of the creation of the Term Redemption Liquidity Account for such Series will be the Dividend Rate in effect for such Series until the Term Redemption Date for such Series. If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for a Series of VMTP Shares as of the close of business on any Business Day is less than one hundred ten percent (110%) of the Term Redemption Amount with respect to such Series, then the Fund shall cause the Custodian and the Adviser to take all such necessary actions, including segregating additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for such Series is at least equal to one hundred ten percent (110%) of the Term Redemption Amount with respect to such Series not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund segregated as Liquidity Account Investments with respect to a Series of VMTP Shares, the Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Liquidity Account Investments from such segregation and to substitute therefor other Liquidity Account Investments, so long as (i) the assets of the Fund segregated as Liquidity Account Investments at the close of business on such date have a Market Value equal to at least one hundred ten percent (110%) of the Term Redemption Amount with respect to such Series and (ii) the assets of the Fund designated and segregated as Deposit Securities at the close of business on such date have a Market Value equal to at least the Liquidity Requirement (if any) determined in accordance with Section 2.11(b) below with respect to such Series for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account for any Series of VMTP Shares, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

(b)        The Market Value of the Deposit Securities held in the Term Redemption Liquidity Account for a Series of VMTP Shares, from and after the 15th day of the calendar month (or if such day is not a Business Day, the next succeeding Business Day) that is the number of months preceding the calendar month in which the Term Redemption Date for such Series occurs, in each case as specified in the table set forth below, shall not be less than the percentage of the Term Redemption

Amount for such Series set forth below opposite such number of months (the “Liquidity Requirement”), but in all cases subject to the provisions of Section 2.11(c) below:

Number of Months Preceding Month of Term Redemption Date:	Value of Deposit Securities as Percentage of Term Redemption Amount
5	20%
4	40%
3	60%
2	80%
1	100%

(c)        If the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for a Series of VMTP Shares as of the close of business on any Business Day is less than the Liquidity Requirement in respect of such Series for such Business Day, then the Fund shall cause the segregation of additional or substitute Deposit Securities in respect of the Term Redemption Liquidity Account for such Series, so that the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for such Series is at least equal to the Liquidity Requirement for such Series not later than the close of business on the next succeeding Business Day.

(d)        The Deposit Securities included in the Term Redemption Liquidity Account for a Series of VMTP Shares may be applied by the Fund, in its discretion, towards payment of the Term Redemption Price for such Series as contemplated by Section 2.5(d). Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the VMTP Shares of a Series on the Term Redemption Date for such Series in accordance with Section 2.5(d)(ii), the requirement of the Fund to maintain the Term Redemption Liquidity Account as contemplated by this Section 2.11 shall lapse and be of no further force and effect.

2.12        Global Certificate.    All VMTP Shares of any Series Outstanding from time to time shall be represented by one global certificate for such Series registered in the name of the Securities Depository or its nominee and no registration of transfer of shares of such Series of VMTP Shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee or transferee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the global certificates. Such global certificates will be deposited with, or on behalf of, The Depository Trust Company and registered in the name of Cede & Co., its nominee. Beneficial interests in the global certificates will be held only through The Depository Trust Company and any of its participants.

2.13        Notice.    All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier, by Electronic Means or by overnight delivery. Notices delivered pursuant to this Section 2.13 shall be deemed given on the date received.

2.14        Termination.    In the event that no VMTP Shares of a Series subject to this Statement are Outstanding, all rights and preferences of the shares of such Series established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Statement with respect to such Series shall terminate.

2.15        Appendices.    The designation of each Series of VMTP Shares subject to this Statement shall be set forth in an Appendix to this Statement. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law) (1) amend the Appendix to this Statement relating to a Series so as to reflect any amendments to the terms applicable to such Series including an increase in the number of authorized shares of such Series and (2) add additional Series of VMTP Shares by including a new Appendix to this Statement relating to such Series.

2.16        Actions on Other than Business Days.    Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Statement, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

2.17        Modification.    To the extent permitted by applicable law, Section 2.6(c) and the Purchase Agreement, the Board of Trustees, without the vote of the Holders of VMTP Shares, may interpret, supplement or amend the provisions of this Statement or any Appendix hereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Preferred Shares of the Fund.

2.18        Transfers.

(a)        A Designated Owner or Holder of any VMTP Shares of any Series may sell, transfer or otherwise dispose of VMTP Shares only in whole shares and only to (1)(i) Persons that such Designated Owner or Holder reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange (“Closed-End Funds”), banks or entities that are 100% direct or indirect subsidiaries of banks’ publicly traded parent holding companies (collectively, “Banks”), insurance companies or registered open-end management investment companies, (ii) tender option bond trusts in which all investors are Persons that such Designated Owner or Holder reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) that are Closed-End Funds, Banks, insurance companies, or registered open-end management investment companies, or (iii) other investors with the prior written consent of the Fund and (2) unless the prior written consent of the Fund and the Holder(s) of more than 50% of the Outstanding VMTP Shares is obtained, not a Nuveen Person, if such Nuveen Person would, after such sale and transfer, own more than 20% of the Outstanding VMTP Shares. The restrictions on transfer contained in this Section 2.18(a) shall not apply to any VMTP Shares that are being registered and sold pursuant to an effective registration statement under the Securities Act or to any subsequent transfer of such VMTP Shares.

(b)        If at any time the Fund is not furnishing information pursuant to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund shall furnish, or cause to be furnished, to holders of VMTP Shares and prospective purchasers of VMTP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A.

2.19        No Additional Rights.    Unless otherwise required by law or the Declaration, the Holders of VMTP Shares shall not have any relative rights or preferences or other special rights with respect to such VMTP Shares other than those specifically set forth in this Statement; provided, however, that nothing in this Statement shall be deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any Holder or Designated Owner of VMTP Shares of any Series with regard to any special rights of such Holder or Designated Owner with respect to its investment in the Fund.

[Signature Page Begins on the Following Page]

IN WITNESS WHEREOF, Nuveen New York Dividend Advantage Municipal Fund has caused this Statement to be signed on June     , 2014 in its name and on its behalf by a duly authorized officer. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Statement as an officer and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND

By:
Name:
Title:

APPENDIX A

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND

VARIABLE RATE MUNIFUND TERM PREFERRED SHARES, SERIES 2017

Preliminary Statement and Incorporation by Reference

This Appendix establishes a Series of Variable Rate MuniFund Term Preferred Shares of Nuveen New York Dividend Advantage Municipal Fund. Except as set forth below, this Appendix incorporates by reference the terms set forth with respect to all Series of such Variable Rate Municipal Term Preferred Shares in that “Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares” filed with the Secretary of the Commonwealth of Massachusetts on June 2, 2014 (the “VMTP Statement”). This Appendix has been adopted by resolution of the Board of Trustees of Nuveen New York Dividend Advantage Municipal Fund. Capitalized terms used herein but not defined herein have the respective meanings therefor set forth in the VMTP Statement.

Section 1. Designation as to Series.

Variable Rate MuniFund Term Preferred Shares, Series 2017: A series of Five Hundred Sixty (560) Preferred Shares classified as Variable Rate MuniFund Term Preferred Shares is hereby designated as the “Variable Rate MuniFund Term Preferred Shares, Series 2017” (the “Series 2017 VMTP Shares”). Each share of such Series shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Declaration and the VMTP Statement (except as the VMTP Statement may be expressly modified by this Appendix), as are set forth in this Appendix A. The Series 2017 VMTP Shares shall constitute a separate series of Preferred Shares and of the Variable Rate MuniFund Term Preferred Shares and each Series 2017 VMTP Share shall be identical. The following terms and conditions shall apply solely to the Series 2017 VMTP Shares:

Section 2. Number of Authorized Shares of Series.

The number of authorized shares is Five Hundred Sixty (560).

Section 3. Date of Original Issue with respect to Series.

The Date of Original Issue is June 3, 2014.

Section 4. Liquidation Preference Applicable to Series.

The Liquidation Preference is $100,000.00 per share.

Section 5. Term Redemption Date Applicable to Series.

The Term Redemption Date is July 1, 2017.

Section 6. Dividend Payment Dates Applicable to Series.

Appendix A – Page 1

The Dividend Payment Dates are the first Business Day of the month next following each Dividend Period.

Section 7. Liquidity Account Initial Date Applicable to Series.

The Liquidity Account Initial Date is December 31, 2016.

Section 8. Exceptions to Certain Definitions Applicable to the Series.

The following definitions contained under the heading “Definitions” in the VMTP Statement are hereby amended as follows:

Not applicable.

Section 9. Additional Definitions Applicable to the Series.

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Dividend Period” means, with respect to the Series 2017 VMTP Shares, in the case of the first Dividend Period, the period beginning on the Date of Original Issue for such Series and ending on and including June 30, 2014 and for each subsequent Dividend Period, the period beginning on and including the first calendar day of the month following the month in which the previous Dividend Period ended and ending on and including the last calendar day of such month.

“Optional Redemption Premium” means with respect to each Series 2017 VMTP Share to be redeemed an amount equal to:

(A) if the Optional Redemption Date for such Series 2017 VMTP Share occurs prior to July 1, 2015, the product of (i) 0.95% and (ii) the Liquidation Preference of such VMTP Share; or

(B) if the Optional Redemption Date for such Series 2017 VMTP Share occurs on or after July 1, 2015, none.

Section 10. Amendments to Terms of VMTP Shares Applicable to the Series. The following provisions contained under the heading “Terms of the VMTP Shares” in the VMTP Statement are hereby amended as follows:

Not applicable.

Appendix A – Page 2

IN WITNESS WHEREOF, Nuveen New York Dividend Advantage Municipal Fund has caused this Appendix to be signed on June     , 2014 in its name and on its behalf by a duly authorized officer. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Appendix as an officer and not individually, and the obligations and rights set forth in this Appendix are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND

By:
Name:
Title:

Appendix A – Page 3

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND

AMENDMENT to APPENDIX A TO

STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF

VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

WHEREAS, Nuveen New York Dividend Advantage Municipal Fund (the “Fund”) established a series of Preferred Shares, Variable Rate MuniFund Term Preferred Shares, Series 2017 (the “Series 2017 VMTP Shares”), pursuant to the “Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares” (the “Statement”) and Appendix A thereto, each dated June     , 2014;

WHEREAS, pursuant to Section 2.15 of the Statement, the designation of each Series of VMTP Shares subject to the Statement shall be set forth in an Appendix to the Statement;

WHEREAS, pursuant to Section 2.15 of the Statement, the Board of Trustees (the “Board”) may, by resolution duly adopted, without shareholder approval (except as provided by the Statement or required by applicable law), amend the Appendix to the Statement relating to a Series so as to reflect any amendments to the terms applicable to such Series including an increase in the number of authorized shares of such Series; and

WHEREAS, the Board has authorized the issuance of additional Series 2017 VMTP Shares of the Fund.

Except as set forth below, this Amendment incorporates by reference the terms set forth with respect to all 2017 VMTP Shares in the Statement and Appendix A thereto. This Amendment has been adopted by resolution of the Board of the Fund. Capitalized terms used herein but not defined herein have the respective meanings therefor set forth in the Statement and Appendix A thereto.

Section 1. Designation as to Series.

The 380 Preferred Shares to which this Supplement relates (the “Additional Series 2017 VMTP Shares”) are designated and classified as “Variable Rate MuniFund Term Preferred Shares, Series 2017.” Each Additional Series 2017 VMTP Share shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption as set forth in the Statement and Appendix A thereto, in addition to those required by applicable law and those that are expressly set forth in the Declaration. Each Series 2017 VMTP Share shall be identical, except as to Date of Original Issue.

Section 2. Number of Authorized Shares of Series.

The number of authorized Series 2017 VMTP Shares is 940, including the 380 Additional Series 2017 VMTP Shares.

Section 3. Date of Original Issue of Additional Series 2017 VMTP Shares.

The Date of Original Issue of the Additional Series 2017 VMTP Shares shall be             , 2015.

Section 4. First Dividend Period Applicable to Additional Series 2017 VMTP Shares.

Amendment – Page 1

The first Dividend Period for the Additional Series 2017 VMTP Shares is the period beginning on the Date of Original Issue of such Additional Series 2017 VMTP Shares and ending on and including             , 2015.

Amendment – Page 2

IN WITNESS WHEREOF, Nuveen New York Dividend Advantage Municipal Fund has caused this Amendment to be signed on             , 2015 in its name and on its behalf by a duly authorized officer. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Amendment as an officer and not individually, and the obligations and rights set forth in this Amendment are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND

By:
Name:
Title:

Amendment – Page 3

APPENDIX B

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Services—A brief description of the applicable Standard & Poor’s Ratings Services LLC, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1.        Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.        Nature of and provisions of the obligation; and

3.        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX C

FACTORS AFFECTING MUNICIPAL SECURITIES IN NEW YORK

Special Considerations Relating to New York Municipal Obligations

The Funds will have considerable investments in New York municipal obligations. Accordingly, the Funds are susceptible to certain factors that could adversely affect issuers of New York municipal obligations. The ability of issuers to pay interest on, and repay principal of, New York municipal obligations may be affected by: (1) amendments to the Constitution of the State of New York (“State”) and other statutes that limit the taxing and spending authority of New York government entities; (2) the general financial and economic profile as well as the political climate of the State, its public authorities and political subdivisions; and (3) a change in New York laws and regulations or subsequent court decisions that may affect, directly or indirectly, New York municipal obligations. The Funds’ yield and share prices are sensitive to these factors as one or more of such factors could undermine New York issuers’ efforts to borrow, inhibit secondary market liquidity, erode credit ratings and affect New York issuers’ ability to pay interest on, and repay principal of, New York municipal obligations. Furthermore, it should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State and the City of New York (“City”), and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Summarized below are important financial concerns relating to the Funds’ investments in New York municipal obligations. This section is not intended to be an entirely comprehensive description of all risks involved in investing in New York municipal obligations. The information in this section is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State and the City. It should be noted that the information recorded here primarily is based on the economic and budget forecasts and economic risks found in certain reports issued by the State, the City and the Metropolitan Transportation Authority (“MTA”). The accuracy and completeness of the information in those reports have not been independently verified. The resources used to prepare the disclosure related to the City, the State and the U.S. economy were published between May 8, 2014 and December 15, 2014, and the resources used to prepare the MTA disclosure were published on December 17, 2014. Since the time that such resources were published, there may have been, and may yet be, significant changes in circumstances altering the economic and budget predictions found in those resources and presented here. In addition, it is important to note that many of the dollar amounts referenced in this section have been truncated to one digit after the decimal and rounded up or down to the appropriate dollar denomination. Because such dollar amounts generally reference large sums of money (e.g., millions or billions of dollars), the truncation and/or rounding of such dollar amounts may significantly differ from the untruncated and unrounded dollar amounts.

State Economy

The State has a diverse economy with a relatively large share of the nation’s financial activities, employment in the information, health services and education sectors, but a rather small share of the nation’s farming and mining activity. The State has the third highest population in the nation, and its residents have a comparatively high level of personal wealth. The most significant sectors of the State’s economy differ from those of the national economy. Tourism comprises a significant part of the economy. The State’s location, airport facilities and natural harbors have made it an essential link in international commerce. Manufacturing and construction account for smaller shares of employment for the State than for the nation, while service industries account for a larger share. The financial activities sector share of total State wages is particularly large relative to the nation. During an economic recession that is concentrated in construction and manufacturing, the State is likely to be less affected than the nation as a whole; however, the State is more likely to be affected during a recession that is concentrated in the services sector. The City has the highest population of any city in the nation and is the center of the nation’s largest metropolitan area. The City accounts for a large percentage of the State’s residents and personal income.

The discussion that follows regarding the status of the U.S. and State economies is primarily based on information published by the State Division of the Budget (“DOB”) no later than November 24, 2014. All predictions and past performance information regarding the U.S. and State economies contained in this subsection were made on or before that date even though they may be stated in the present tense and may no longer be accurate. You are also encouraged to read, in conjunction with this description of the State economy, the “New York City Economy” subsection of this “Factors Affecting Municipal Securities in New York” section of this SAI, which presents some of the City Office of Management and Budget (“OMB”) projections regarding the economy.

DOB’s economic outlook generally predicts weaker growth than initially expected for the U.S. economy in calendar year 2014. Atypically severe winter weather had a significant downward effect on the economy through the start of 2014, suppressing household spending and leaving retailers and producers with additional unwanted inventories. Due in part to these developments, DOB projects weaker real U.S. GDP growth of 2.2 percent overall for calendar year 2014, but average growth of approximately 3.0 percent for the second half of 2014 and 2.9 percent for calendar year 2015.

Although DOB’s outlook for the second half of 2014 implies solid growth for the national economy, the global outlook has degenerated as a result of renewed weakness in Asia and Europe, amplified by geopolitical conflict. Those risks, along with the recent acute real appreciation of the dollar, are expected to result in weaker net exports and muted inflation over the near-term. The softer global outlook and stronger dollar, together with increasing U.S. oil and gas production, also is contributing to decreases in oil and gasoline prices, which are expected to cut oil imports and bolster household spending. DOB expects, as a result, household spending to increase from average growth of 2.4 percent for the second half of calendar year 2014 to approximately 3 percent for 2015. However, on balance, DOB’s general outlook for 2015 and 2016 remains largely the same as forecasted in the Financial Plan (as defined below).

Going forward DOB also expects household spending to be supported by continued moderate labor market growth, but no substantial acceleration in job gains appears within reach in the near term. Indeed, private sector hiring declined from average monthly gains of 255,000 over the second quarter of 2014, to 217,000 over the third quarter. However, DOB’s forecast for average monthly private job gains of about 220,000 for the rest of 2014 remains virtually the same from the initial forecast in the Financial Plan. According to DOB, recent data indicate that near-term job gains will be buttressed by stronger growth in real private nonresidential investment. Average quarterly growth for the second half of 2014 has been adjusted up to 7.0 percent, with annual growth adjusted up to 6.2 percent for calendar year 2014. However, going forward investment growth is expected to be constrained by ongoing weakness and uncertainty in the global economy. Therefore, DOB’s outlook for 2015 is only slightly improved since the Financial Plan.

After being hit hard by the severe winter weather in 2013-2014, the housing market has rebounded. Housing starts displayed monthly average growth of 4.7 percent over the three months ending in September 2014, an increase from a 2.5 percent decrease over the three months ending in March 2014 and another 1.1 percent decrease over the three months ending in June 2014. The housing data, however, continues to exhibit the move away from home ownership toward renting. For example, over the first nine months of 2014, multi-family housing starts increased by 21.7 percent, compared with growth of only 2.8 percent in single-family starts. This change seems to have affected the demand for home furnishings and suggests that the housing market will provide less of a contribution to overall economic growth than in the past. The recent decrease in long-term Treasury rates could provide some temporary growth to the housing market in the near future. While real residential investment growth has been downwardly revised to only 2.8 percent for calendar year 2014, average quarterly growth of approximately 10 percent is projected for the second half of 2014, helped by improving credit conditions and growing employment and incomes.

At the end of October 2014, as anticipated the Federal Reserve ended its quantitative easing program. Year-ago growth in both the headline and core Consumer Price Index (“CPI”) declined to 1.8 percent in the third quarter of 2014. Domestic oil prices have slipped to approximately $80 per barrel and are projected to remain weak in the near future. As a result, DOB anticipates consumer price inflation of 1.8 percent for 2014 and 2.0 percent for 2015. Given strengthening of the labor market and the projected boost to growth from lower energy prices, however, DOB still anticipates the Federal Reserve to start increasing its short-term interest rate target during the second quarter of 2015, provided that the central bank’s decision could be affected by growing concern over disinflation in the United States and abroad.

Despite an extremely weak beginning to calendar year 2014, DOB still forecasts an improving labor market and quarterly economic growth not much less than 3 percent for 2015. Although this outlook is virtually unchanged from the initial forecast in the Financial Plan, substantial risks remain. It is challenging to predict domestic growth significantly increasing without strong stimulus from both export and single-family home demand in today’s highly interdependent global economy. However, neither is expected in the near future. As global economic growth continues to stagnate while regional conflicts flare, U.S. households continue to prefer apartment rentals over home ownership. Slower than expected global growth could cause weaker export growth, which could result in softer corporate profits and investment, and therefore fewer jobs. Even though energy prices are anticipated to stay low, a complex geopolitical situation could spark renewed volatility, which, together with equity price volatility, represents a risk to household spending. On the other hand, better global growth or weaker than projected gasoline prices would cause stronger outcomes than expected. In addition, the response of global financial markets to the unwinding of central bank accommodation in the United States is still a risk, especially in light of the lack of experience upon which to draw.

Regarding the State, the economy has fared well given a challenging national and global economic environment. Real estate and construction activity have stayed firm, as has the State’s private sector labor market, exhibiting strong growth in utility, transportation and warehousing, and tourism-related leisure and hospitality services. Private sector employment is expected to increase 1.6 percent in calendar year 2014, with growth of 1.4 percent and 1.3 percent projected for 2015 and 2016, respectively. The State, however, has not been completely unaffected by the national slowdown. For example, with government and finance sector employment projected to continue its contraction for the remainder of 2014, State wages are expected to increase 4.2 percent in calendar year 2014, less than initially expected, followed by expansion of 4.6 percent and 4.7 for calendar years 2015 and 2016, respectively. Overall personal income growth of only 2.1 percent is anticipated for calendar year 2014, followed by growth of 4.0 percent and 4.8 percent for calendar years 2015 and 2016, respectively.

All of the risks to the national economic forecast apply to the State forecast as well, although as the nation’s financial center, the volume of financial market activity and equity market volatility pose an especially large degree of uncertainty for the State. Although DOB still predicts single-digit growth in finance and insurance sector bonuses for the 2014 year-end bonus season, there are considerable upside and downside risks to that forecast. While State labor market expansion has maintained well recently, a weaker labor market than expected could lead to lower wages and reduced household consumption. Recent events have shown how sensitive markets can be to changing expectations concerning Federal Reserve policy, and the resulting market volatility is projected to have a larger affect on the State economy than on the nation as a whole. Taxable capital gains realizations could be adversely affected if financial and real estate markets are weaker than anticipated by DOB. Furthermore, with Wall Street still modifying its compensation practices after the passage of financial reform, both the bonus and non-bonus components of employee pay are becoming more difficult to project. Securities industry revenues in the past have been a helpful predictor of bonus payouts, but that relationship has become a considerably less reliable indicator in recent years. In addition, the economic forecast faces an additional layer of uncertainty and risk arising from the projection of taxpayer response to changes in federal tax law. Federal tax rate hikes could affect employer and taxpayer behavior, leading to the shifting of income between tax years, which makes it harder to identify the underlying trends in key economic indicators.

There can be no assurance that the State economy will not experience results worse than those predicted in the 2014-15 fiscal year or subsequent fiscal years, with related material and adverse effects on the State’s estimates of receipts and disbursements.

State Budget

Each year, the Governor is required to provide the State Legislature with a balanced executive budget which constitutes the proposed State financial plan for the ensuing fiscal year. The State’s fiscal year for 2015 ends on March 31, 2015. (The State’s fiscal year for 2016 will run from April 1, 2015 to March 31, 2016.) The Governor’s executive budget is required to be balanced on a cash basis and that is the primary focus of DOB in preparing the financial plan for the State. State finance law also requires the State financial plan to be reported using generally accepted accounting principles (“GAAP”), in accordance with standards and regulations set forth by the Governmental Accounting Standards Board (“GASB”). As such, the State reports its financial results on both the cash accounting basis, showing receipts and disbursements, and the GAAP modified accrual basis, showing revenues and expenditures. In May 2014, DOB published the Enacted Budget Financial Plan for Fiscal Year 2015 (“Financial Plan”), which sets forth the State’s official financial plans for fiscal years 2015 through 2018. Subsequently, DOB issued the first quarterly update to the Financial Plan in August 2014 (the “First Quarterly Update”), and the second quarterly (or mid-year) update to the Financial Plan in November 2014 (the “Second Quarterly Update”). (The Financial Plan, to the extent updated and modified by the First and Second Quarterly Updates, is referred to as the “Updated Financial Plan.”) The State financial results, as described below, are calculated on a cash accounting basis, unless specified otherwise. The GAAP projections for the State’s budget can be obtained from DOB.

DOB projects a General Fund closing cash balance of approximately $6.8 billion for the end of fiscal year 2014-15, an increase of $4.8 billion from the initial Financial Plan estimate resulting from a series of unbudgeted financial settlements reached with several banks and insurance companies during fiscal year 2014-15. Until the State enacts a formal plan for using those settlement resources, the $4.8 billion amount is being held as an undesignated fund balance in the General Fund. The remaining balance is comprised of $1.5 billion in the State’s principal rainy day reserves, $500 million for debt management purposes, $53 million to cover the costs of potential retroactive labor settlements with unions that have not agreed to terms for contract periods prior to April 2011, and $21 million in the Contingency Reserve.

According to the Updated Financial Plan, total General Fund receipts for fiscal year 2014-15 (including transfers from other funds) are expected to total $67.8 billion, an annual increase of $5.9 billion. General Fund disbursements for fiscal year 2014-15 (including transfers to other funds) are expected to total $63.2 billion, an annual increase of $1.9 billion. All Government Funds spending is projected to be $142.0 billion in 2014-15 (including extraordinary federal aid for Superstorm Sandy and the federal Affordable Care Act), an increase of approximately $4.4 billion (or 3.2 percent) from fiscal year 2013-14 (including extraordinary federal aid for Superstorm Sandy and the federal Affordable Care Act). The major sources of all Government Funds spending include, among other things: school aid, Medicaid, transportation and State operations. All Government Funds receipts are projected to total $146.4 billion in 2014-15, an increase of approximately $8.7 billion (or 6.3 percent) from fiscal year 2013-14 results.

General Fund Out-year Budget Gap Projections

DOB anticipates balanced operations in the General Fund after use of reserves. The Updated Financial Plan projects budget surpluses (after tax actions) in future years of $243 million in 2015-16, $1.1 billion in 2016-17, and $1.4 billion in 2017-18. The combined four-year surplus projected for fiscal years 2014-15 through 2017-18 totals approximately $2.7 billion. The surplus estimates in future years are based on the assumption that annual growth in State Operating Funds spending will be limited to 2 percent, and that all savings that result from the 2 percent limitation will be made available to the General Fund.

The budget forecasts are based on assumptions of economic performance, revenue collections, spending patterns and projections of the costs of program activities. There can be no guarantee that the State’s financial position will not change materially and adversely from current projections. If this were to happen, the State would be required to take additional gap-closing actions, such as decreases in State agency operations; delays or decreases in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other actions. In some cases, the ability of the State to implement these actions requires the approval of the Legislature and cannot be implemented unilaterally by the Governor. See also the discussion below in the “Other Considerations” subsection of this “Factors Affecting Municipal Securities in New York” section of this SAI.

Other Considerations

Many complex political, social, economic, financial and environmental forces influence the State’s economy and finances, which may in turn affect the Updated Financial Plan. These factors may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State’s control. The Updated Financial Plan is also based on numerous assumptions, including forecasts of national and State economic activity and the ability of the State to collect related tax receipts as projected. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. In certain fiscal years, actual collections were substantially below the levels predicted for the year. In addition, surplus projections in future years are based on the assumption that annual growth in State Operating Funds spending is limited to 2 percent, and that all savings that result from the 2 percent limit will be made available to the General Fund. There can be no assurance that the State’s actual results will not differ materially and adversely from the current forecast.

There are numerous uncertainties and risks that could affect the Updated Financial Plan, including the impact of: national and international events; ongoing Euro-zone financial instability; changes in consumer confidence, oil prices and oil supplies; major terrorist events, hostilities or war; climate change and extreme weather events; federal statutory and regulatory changes regarding financial sector activities; changes regarding financial sector bonus payouts and any future legislation governing the structure of compensation; changes in monetary policy affecting the financial markets and interest rates; financial and real estate market developments which may negatively affect capital gains realizations and bonus income; the effect of household debt on consumer spending and State tax collections; and the outcome of litigation and other claims affecting the State. Other uncertainties and risks that could affect the Updated Financial Plan include, but are not limited to, wage and benefit growth for State employees that surpass anticipated annual costs; shifts in the size of the State’s workforce; the realization of the projected rate of return for pension fund assets and current assumptions regarding wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the federal government to provide the aid contemplated under the Updated Financial Plan; the ability of the State to institute cost saving programs (including decreases in State agency operations) and the ability of the State to successfully control spending; and the ability of the State and its public authorities to market securities successfully in the public credit markets.

The Updated Financial Plan forecast also contains specific transaction risks and other uncertainties that, if they were to materialize, could have a negative affect on the Updated Financial Plan in fiscal year 2014-15 or in future years, including, but not limited to, the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels projected in the Updated Financial Plan; and the success of cost-savings measures including, but not limited to, the transfer of available fund balances to the General Fund at the levels currently anticipated.

The Updated Financial Plan projections generally assume that School Aid and Medicaid disbursements will be restricted to the increase in State personal income and the ten-year average growth in the Medicaid component of the CPI, respectively. The Updated Financial Plan, however, approved expenditures for School Aid to increase by 5.3 percent in school year 2015, in parity with Medicaid, but more than the 3.1 percent increase in personal income that would otherwise be used to calculate School Aid growth.

One of the risks that could cause budget gaps to increase materially relates to Medicaid cost controls. The Updated Financial Plan assumes the use of available statutory tools to implement Medicaid cost savings. However, there can be no assurance that these controls will be sufficient to limit the rate of annual growth in the Medicaid spending of the Department of Health’s State Funds to the levels projected in the Updated Financial Plan. In addition, limitation on annual growth is dependent on timely federal government approvals, revenue performance in the State’s Health Care Reform Act (“HCRA”) fund (which finances about one-third of the Department of Health (DOH) State-share costs of Medicaid) and the cooperation of the health care industry.

Little more than a year after Hurricane Irene and Tropical Storm Lee disrupted power and caused extensive flooding to numerous State counties, Superstorm Sandy hammered the East Coast on October 29, 2012, causing massive infrastructure damage and economic losses to the State and surrounding region. The frequency and strength of these storms present financial and economic risks to the State. The State’s reimbursement claims for the costs of the immediate response are in process. In addition, recovery and future mitigation efforts have commenced, greatly supported by federal funds. In January 2013, the federal government authorized about $60 billion in disaster aid for general recovery, rebuilding and mitigation activity nationwide. The State expects to receive approximately $30 billion of these federal approved funds. The State faces long-term threats and potential hazards and risks as a result of climate change, such as rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. The recent storms affecting the State have exposed vulnerabilities in the State’s infrastructure to extreme weather events. DOB expects that substantial long-term planning and investment by the federal government, State and municipalities will be needed to adapt existing infrastructure to the risks presented by climate change. There can be no guarantee that all expected federal disaster aid described above will be provided to the State and its affected entities, or that it will be provided on the projected schedule.

The State authorizes the General Fund to temporarily borrow resources from other funds in the State’s short-term investment pool (“STIP”) for a period not to exceed four months or to the end of the fiscal year, whichever is shorter. While DOB expects that the General Fund will have adequate liquidity to make payments as they become due throughout fiscal year 2014-15, the General Fund may occasionally temporarily borrow funds from STIP during the fiscal year. The State continues to set aside money quarterly for debt service payments that are financed with General Fund resources, and reserve money to pay debt service on bonds secured by dedicated receipts, including Personal Income Tax (“PIT”) bonds, as required by law and bond covenants.

Under legislation enacted in August 2010, the State and local governments may defer paying (or amortize) a part of their annual pension costs starting in fiscal year 2010-11. Although amortization temporarily cuts the pension costs that must be paid by public employers in a particular fiscal year, it ultimately results in greater total costs when repaid with interest. Pension contribution costs greater than the State’s prescribed amortization thresholds may be deferred. Based in part on certain actuarial assumptions, the Updated Financial Plan assumes that the State will continue to amortize a part of its pension costs in fiscal year 2015-16 and beyond. The State made pension payments to the New York State Local Retirement System of $1.6 billion in fiscal year 2013-14. The amount amortized was $814 million. Furthermore, the State’s Office of Court Administration (“OCA”) made its pension payment of $269 million, and the amount amortized was $123 million. The $937 million amount of aggregate deferred payments will be repaid with interest over 10 years starting in fiscal year 2015. For amounts amortized in fiscal years 2010-11, 2011-12, 2012-13 and 2013-14, the State Comptroller set interest rates of 5, 3.75, 3 and 3.67 percent, respectively. The Updated Financial Plan assumes that both the State and the OCA will choose to defer pension costs in fiscal year 2014-15 and later years, consistent with the authorizing legislation, and repay those amounts with interest over 10 years from the date of each deferred payment. These projections are based on projected market returns and a number of actuarial assumptions, which if unrealized, could change these projections materially. Furthermore, the Retirement Systems’ Actuary is scheduled to conduct the next five-year experience study in 2015, which could also affect these projections materially.

State law allows health insurance companies to convert from a not-for-profit to a for-profit corporation, subject to certain restrictions and approvals. The proceeds of such conversions must be used by the State for health-care-related expenses. The State’s financial plan in recent years has counted on proceeds from conversions (for example, $175 million in fiscal year 2013-14, and $300 million annually in fiscal years 2014-15, 2015-16 and 2016-17), which have not been realized. As a result, the Updated Financial Plan no longer counts on conversion proceeds for planning purposes.

The State receives a significant amount of federal funding for health care, education, transportation and other government needs, as well as federal aid to address response and recovery to extreme weather events. Any reduction in federal funding levels could have a materially adverse impact on the Updated Financial Plan. In addition, the Updated Financial Plan may be negatively affected by other actions taken by the federal government, including audits, disallowances and adjustments to federal participation rates or other Medicaid rules, as described below.

Furthermore, the State and CMS have reached an agreement in principle allowing up to $8 billion in federal funding over numerous years for use in transforming the State’s health care system. The final terms of the agreement are being negotiated and will be included as an amendment to the State’s Partnership Plan 1115 Medicaid waiver after final CMS approval.

The Updated Financial Plan may be adversely affected by actions taken by the federal government with respect to Medicaid, including audits, disallowances and changes to federal participation rates or other Medicaid rules. For example, all Medicaid claims are subject to audit and review by the federal government. Recently, the Federal Centers for Medicare and Medicaid Services (“CMS”) requested additional information pertaining to claims for services provided to individuals in developmental centers operated by the Office for People with Developmental Disabilities (“OPWDD”). Although no official audit has commenced, the State OPWDD is working together with the federal government to resolve concerns over reimbursement for services provided to individuals in developmental centers. Any adverse action by CMS relative to these claims could jeopardize a significant amount of federal Medicaid participation in this program. The prospective resolution of this matter led to a decline in federal aid of $1.1 billion annually beginning in fiscal year 2013-14.

In addition, on February 8, 2013, at the direction of the CMS, the U.S. Department of Health & Human Services (“HHS”) Office of the Inspector General initiated a review to determine the permissibility of Medicaid costs for services provided from April 1, 2010 through March 31, 2011 to the Medicaid population in State-operated Intermediate Care Facilities for the Developmentally Disabled (ICF/DD). As a result of the review, CMS issued a disallowance notification of $1.26 billion, and indicated that it will be commencing a similar review for State fiscal years ending in March 2012 and March 2013. On November 21, 2014, the State received notice from HHS that its request for reconsideration of the $1.26 billion disallowance was denied. The State intends to pursue an administrative appeal of such denial. A similar amount of federal aid is at risk for any period of retroactivity that may be challenged by CMS. DOB indicates that these kinds of matters sometimes are resolved with a prospective solution (as already begun by the State), and the State is not aware of any like attempts by the federal government to retroactively recover federal aid of this size that was paid in accordance with a State approved plan.

Debt outstanding and debt service costs over the course of the plan period are projected to remain below the limits prescribed by the Debt Reform Act of 2000 (“Debt Reform Act”) based on the updated forecasts in the Updated Financial Plan. However, the State is currently in a period of relatively limited debt capacity. The available room under the debt outstanding cap is expected to decline from $3.6 billion in 2013-14 to $438 million in 2016-17. These estimates include the potential impact of new capital spending included in DOB’s ten-year capital commitment and disbursement projections for State agencies. The State may implement measures to further adjust capital spending priorities and debt financing practices to stay in compliance with the statutory outstanding debt limit.

The Federal Budget Control Act of 2011 (“BCA”) imposed annual caps on federal discretionary spending over a ten-year period and mandated an additional $1.2 trillion in deficit reduction, which, if not enacted, would be accomplished through the sequestration of funds in federal fiscal year 2012-13 and reduced discretionary spending caps in subsequent years. A sweeping 5 percent decrease in fiscal year 2012-13 funding for federal non-defense discretionary programs was enacted because the prescribed deficit reduction was not achieved by the March 1, 2013 deadline. The spending caps for federal fiscal years 2014 and 2015 were positively adjusted in December 2013 by the Bipartisan Budget Act of 2013 (“BBA”). Although the BBA resulted in minor discretionary cap relief for two years, BCA caps in the remaining years were not addressed. If Congress fails to achieve the BCA deficit reduction requirements, DOB estimates that the State and local governments could sacrifice an estimated $5 billion in federal aid over a multi-year period, mostly by decrease in “pass-through” aid for school districts, as well as environmental, criminal justice and social services programs.

An impasse in Congress in October 2013 resulted in a temporary federal government shutdown and concern that the federal debt ceiling would not be increased in a timely way. A default by the federal government on payments, especially for a prolonged period, can be projected to have a materially adverse effect on the economies of the nation and the State, financial markets and intergovernmental aid payments. According to DOB, although it is not possible to know or predict the particular effects of a federal government payment default on the Updated Financial Plan, data from prior economic struggles suggest that the State’s revenue loss could be significant if the economy falls into a recession as a result of a federal default. A federal government payment default also may adversely affect the municipal bond market. Municipal issuers, and the State, could face greater borrowing costs and decreased market access, which would jeopardize planned capital investments in transportation infrastructure, higher education facilities, hazardous waste remediation, environmental projects and economic development projects. Furthermore, the market for and market value of outstanding municipal obligations, including municipal obligations of the State, could be negatively affected.

Substantially all of the State’s employees become eligible for post-retirement benefits if they reach retirement while working for the State. In accordance with the GASB Statement 45, the State must perform an actuarial valuation every two years for purposes of calculating Other Post-Employment Benefits (“OPEB”) liabilities. The Annual Required Contribution (“ARC”) represents the annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and amortize any unfunded liabilities of the plan over a maximum period of 30 years. Any amounts required but not actually set aside to pay for these benefits are accumulated with interest as part of the net OPEB obligation, after adjusting for amounts previously required. The estimated unfunded actuarial accrued liability for fiscal year 2013-14 is $68.2 billion ($54.3 billion for the State and $13.9 billion for the State University of New York (“SUNY”)), an increase of $1.7 billion from fiscal year 2012-13 (attributable wholly to SUNY). These valuations were established under the Frozen Entry Age actuarial cost method, and are amortized over an open period of 30 years utilizing the level percentage of projected payroll amortization method. The unfunded actuarial accrued liability for fiscal year 2013-14 used an actuarial valuation of OPEB liabilities as of April 1, 2012. The annual OPEB cost for fiscal year 2013-14 totaled $3.0 billion ($2.3 billion for the State and $0.7 billion for SUNY), a decrease of $390 million from fiscal year 2012-13 ($322 million for the State and $68 million for SUNY), under the Frozen Entry Age actuarial cost method and allocating costs on a level basis over earnings. The $3.0 billion total was $1.5 billion ($1.0 billion for the State and $0.5 billion for SUNY) above payments for retiree costs made by the State in fiscal year 2013-14. That difference reduced the State’s net asset condition at the end of fiscal year 2013-14 by $1.5 billion. GASB does not require the additional costs to be funded in the State’s budgetary basis, and no funding is assumed for this purpose in the Updated Financial Plan. The State settled collective bargaining agreements with 96 percent of its workforce for the contract period beginning in fiscal year 2011-12. However, the unions representing State Police Troopers, Investigators and Commissioned/Non-Commissioned Officers continue to have unsettled contracts for the current contract period. There is no General Fund reserve in the Updated Financial Plan for this purpose.

The State’s Secured Hospital Program enables certain financially distressed not-for-profit hospitals to gain access to the capital markets. Under the Secured Hospital Program, the State is obligated to pay debt service, subject to annual appropriations by the Legislature, on certain bonds in the event there are shortfalls in revenues from other sources, including hospital payments and certain reserve funds held by the applicable trustees for the bonds. As of March 31, 2014, there was a total of $351 million of outstanding bonds under the program. The financial condition of the hospitals in the Secured Hospital Program is deteriorating, and some are experiencing significant operating losses that are likely to impair their ability to remain current on their loan payment obligations. The State’s contingent contractual obligation regarding the Secured Hospital Program was invoked for the first time in fiscal year 2014 to pay debt service of $12 million. The Updated Financial Plan assumes additional debt service costs of $24 million in fiscal year 2014-15, $29 million annually in fiscal years 2014-15 through 2016-17, and $17 million in fiscal year 2017-18. In relation to the entire Secured Hospitals Program portfolio, an estimated maximum annual exposure to the State of up to $31 million would be realized if reserve funds held by trustees were fully depleted and if all remaining hospitals in the Secured Hospitals Program failed to meet the terms of their loan agreements.

Implementation of the Updated Financial Plan relies on the State’s ability to successfully market its bonds. The State primarily finances much of its capital spending from the General Fund or STIP, which it subsequently reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) anticipated in the State’s capital plan, the State’s overall cash position and capital funding plan may be adversely affected. The success of expected public sales will depend on prevailing market conditions. Future developments in the financial markets generally, and future developments regarding the State and public discussion of those developments, may affect the market for outstanding State-supported and State-related debt.

The General Fund periodically is the beneficiary of State financial settlements. The Updated Financial Plan projects receipts from settlement proceeds of approximately $5.1 billion in fiscal year 2015, $250 million in fiscal year 2015-16, and $100 million for both fiscal years 2016-17 and 2017-18. There is no guarantee that settlement proceeds will be received in the amounts projected in the Updated Financial Plan.

Recent State Fiscal Years

The State Comptroller has reported that the General Fund ended the 2013-14 fiscal year with the following audited results in accordance with GAAP for governments as promulgated by the GASB. Total receipts for fiscal year 2013-14, including transfers from other funds, were approximately $61.9 billion.

Disbursements, including transfers to other funds, totaled approximately $61.2 billion. The General Fund ended fiscal year 2013-14 with a closing cash fund balance of $2.2 billion. The balance consists of $1.1 billion in the Tax Stabilization Reserve Fund, $350 million in the Rainy Day Reserve Fund, $21 million in the Contingency Reserve Fund, $87 million in the Community Projects Fund and $646 million total in refund reserves.

State Debt

The debt of the State and of certain public authorities (“Authorities”) consists of “State-supported debt” and “State-related debt.” State-supported debt is a subcategory of State-related debt. State-supported debt includes: (1) general obligation debt of the State to which the full faith and credit of the State has been pledged; (2) lease-purchase and contractual-obligations of public Authorities and municipalities where the State’s obligations to make payments to those public Authorities and municipalities to cover debt service on those instruments is dependent on annual appropriations made by the Legislature and not based upon general obligations of the State; (3) long-term obligations issued by the Local Government Assistance Corporation (“LGAC”) Program, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State’s annual seasonal borrowing; and (4) State PIT Revenue Bond Financing (“State PIT Revenue Bonds”), which is issued by certain Authorities. The legislation enacting the issuance of State Pit Revenue Bonds provides that 25 percent of PIT receipts, excluding refunds owed to taxpayers, must be deposited into the Revenue Bond Tax Fund to be used to make debt service payments on these bonds. Legislation enacted in 2007 increased, under certain circumstances, the amount of PIT receipts to be deposited into the Revenue Bond Tax Fund by removing an exclusion for PIT amounts deposited to the School Tax Relief (STAR) Fund.

State-related debt is a broader category of state debt that includes State-related debt but also includes State-guaranteed debt, moral obligation financings, certain contingent-contractual obligation financings, and certain other State financings (“Other State Financings”). Debt service on State-guaranteed debt, moral obligation financings, and the contingent-contractual obligation financings is expected to be paid from sources other than the State, and State appropriations are contingent in that they may be made and used only under certain circumstances. Other State Financings relate to debt issued by an Authority on behalf of a municipality. These include capital leases, mortgage loan commitments and debt of the municipal bond bank agency to finance prior year school claims. The municipality pays debt service on such financings by assigning specified State and local assistance payments it receives. The State does not have any obligation to continue to appropriate the local assistance payments that are the subject of the municipality assignments or make any debt service payments on such financings.

As of March 31, 2014, the State had approximately $3.2 billion outstanding in general obligation debt, $7.6 billion in debt relating to lease-purchase and other service contract financing of State capital programs, $28.8 billion in State PIT Revenue Bonds, $9.4 billion in other revenue bonds, $2.6 billion in debt from the LGAC, $2.4 billion outstanding in contingent-contractual obligation financings, $960 million in sales tax revenue bonds, and $584 million in other State financings. The Updated Financial Plan projects debt issuances of $4.8 billion in fiscal year 2014-15 to finance new capital projects.

Total State-related debt outstanding is projected to increase from $55.2 billion in 2013-14 to $55.9 billion in 2014-15. The estimated debt service on State-related debt for the 2014-15 fiscal year is projected to be approximately $6.4 billion, a decrease of $525 million from fiscal year 2013-14, which is due, in part, to debt prepayments. Total State-supported debt is projected to increase from $52.5 billion in 2013-14 to $53.6 billion in 2014-15. The estimated debt service on State-supported debt (which is the better measure of State resources needed to pay annual debt service) for the 2014-15 fiscal year is projected to be approximately $5.7 billion, a decrease of $752 million (or 11.8 percent) from fiscal year 2013-14. New State-supported debt issued on or after April 1, 2000 is subject to the Debt Reform Act. This Act imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital works and purposes only and restricts the maximum term of debt issuances to no more than 30 years. Total State-supported debt service costs as a percent of total governmental funds receipts is estimated to be 2.9 percent in fiscal year 2014-15 with respect to debt service subject to the Debt Reform Act caps.

Legislation enacted in 2013 created a new Sales Tax Revenue Bond Program which comprises State-supported debt subject to the Debt Reform Act caps summarized above. The legislation created the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that will provide for the payment of these bonds, which are secured by the dedication of payments from this fund. The Sales Tax Revenue Bond Tax Fund receives revenues consisting of 25 percent of the State’s sales and use tax receipts. After the LGAC satisfies all of its obligations and liabilities, the sales tax receipt amounts directed to this fund will increase to 50 percent, with a limited exception. Tax receipts greater than debt service requirements will be transferred to the General Fund. PIT Revenue Bonds will be used interchangeably with Sales Tax Revenue Bonds to finance most of the State’s capital requirements. According to DOB, the State anticipates issuing approximately $1.2 billion of Sales Tax Revenue Bonds annually over the next 4 years, based on current expectations and projected coverage requirements. The first bonds for the Sales Tax Revenue Bond Program were issued in October 2013, and approximately $960 million were outstanding as of March 31, 2014.

The State’s outstanding General Obligation bonds were rated AA+ with a stable outlook by S&P as of December 30, 2014, AA+ with a stable outlook by Fitch as of June 20, 2014 and Aa1 with a stable outlook by Moody’s as of June 16, 2014. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency that furnished the rating. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. Any such downward revision or withdrawal could have an adverse effect on the market prices of the State general obligation bonds.

Litigation

The State is a defendant in certain court cases that could ultimately affect the ability of the State to maintain a balanced financial plan. The State believes that the Updated Financial Plan includes sufficient reserves to offset the costs associated with any potential adverse rulings. In addition, any potential amounts may be structured over a multi-year period. However, it is possible that adverse decisions in legal proceedings against the State could exceed the amount of all potential Updated Financial Plan resources set aside for judgments, and consequently could negatively affect the State’s ability to maintain a balanced Updated Financial Plan. The disclosure below only includes litigation where the State deems the monetary claims against the State to be material or that involves significant challenges to or impacts on the State’s financial policies or practices. The State generally only deems a monetary claim to be material if it exceeds $100 million. Furthermore, the litigation discussed below does not include all pending material matters and it does not include any pending material matter where the State’s legal counsel has advised that it is not probable that the State will suffer adverse decisions.

There are a number of suits pending against the State by Native American tribes that claim Indian land was taken illegally by the State. The disputed portions of land in these suits range from 15,000 acres to a strip of land varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. The remedies sought in these suits include, among other things, assertions of a possessory interest in the land, ejectment, claims seeking the difference between the amount paid for the lands and the fair market value of the lands at the time of the transaction, monetary damages and prejudgment interest. Taken together, two significant decisions rendered by the Supreme Court and the Second Circuit Court of Appeals in City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 547 U.S. 1128 (2006) made clear that the equitable doctrines of laches, acquiescence and impossibility can bar ancient land claims. Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al., 617 F.3d 114 (2d Cir. 2010), the Second Circuit Court of Appeals dismissed the Oneida land claim. The United States Supreme Court, on October 17, 2011, denied plaintiffs’ petitions for certiorari to review the decision of the Second Circuit. On May 16, 2013, the State, Madison and Oneida Counties, and the Oneida Indian Nation executed a settlement agreement that, among other things, would institute a limit on the amount of land the tribe could reacquire and have taken into trust for its benefit by the United States. The agreement was approved by the State Legislature and was approved by the Federal Court on March 4, 2014. See Oneida Indian Nation of New York et al. v. State of New York. There are, however, two actions challenging the settlement agreement. In Matter of Town of Verona, et al. v. Cuomo, et al. (Sup. Ct., Albany Co.), where the plaintiffs are citizen taxpayers, voters and two towns, the defendants answered and moved for summary judgment, which was granted in a Decision/Order/Judgment on June 27, 2014 dismissing all claims in the complaint and denying plaintiffs’ cross-motion to amend. The plaintiffs filed a Notice of Appeal which is pending.

Some of the pending major cases that involve Indian claims include Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al. (NDNY); Shinnecock Indian Nation v. State of New York, et al. (EDNY); and Schulz v. New York State Executive, et al., (Sup. Ct., Albany Co.).

There is a nationwide arbitration proceeding pending against the State involving the 1998 Tobacco Master Settlement Agreement (“MSA”) between tobacco manufacturers who are party to the MSA (“PMs”) and 46 settling states (including the State), plus some territories and the District of Columbia (collectively the “Settling States”). Under the MSA, the PMs pay the Settling States each year in perpetuity a base payment to compensate for economic harm to the Settling States for smoking-related illness. In exchange for the payments by the PMs and imposition of certain tobacco advertising and marketing restrictions among other things, the MSA releases the PMs from past and present smoking-related claims by States and provides for a continuing release of future smoking-related claims. In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA (“Non-Participating Manufacturers” or “NPMs”) to deposit in escrow an amount roughly equal to the amount that PMs pay per pack sold. The State’s allocable share of the total payment is about 12.8 percent of the total, or approximately $800 million on an annual basis.

In the nationwide arbitration proceeding against the State, the PMs allege violations of the terms of the MSA by the Settling States (except for Montana) for 2003 with respect to their treatment of tobacco manufacturers who are not party to the MSA. The PMs seek a downward adjustment of the payment due in that year which would serve as a credit against future payments. Any such claims for years prior to 2003 were settled in 2003. The PMs are making the identical claim for 2004-2006, but none of those years are currently in arbitration. The arbitration panel (the “Panel”) ruled, among other things, that the Settling States involved had the burden of proof in establishing diligent enforcement of the escrow statutes and that the 2003 settlement of prior NPM Adjustment claims, did not preclude the PMs from basing their claim for a 2003 NPM Adjustment on 2002 NPM sales. A hearing on issues common to all states took place in Chicago on April 16-24, 2012. State-specific hearings commenced in May 2012, starting with the hearings involving Missouri and Illinois. The State’s diligent enforcement hearings occurred June 25-29, 2012. The final state-specific diligent enforcement hearing occurred May 21-24, 2013 and the Panel issued its awards on September 11, 2013, finding that the State diligently enforced its qualifying statute in 2003 and is therefore not subject to an NPM adjustment for 2003.

In December 2012, the PMs and 19 states (collectively the “Signatory Parties”) agreed to a term sheet allegedly settling the NPM Adjustment disputes for 2003-2012. The State and 31 other states and territories rejected the term sheet because of the negative impact of its terms on their respective states and territories. The Signatory Parties have sought the approval of the Panel in order to obtain an early release of MSA annual payments currently being held in a disputed payments account. Under the MSA reallocation provision, every state is either “diligent” or “not diligent,” and only “diligent” states are exempt from the NPM Adjustment. Any Signatory States removed from the calculation must still be treated as either diligent or not diligent for purposes of allocation of the NPM Adjustment. The non-joining states seek to have the Signatory States treated as non-diligent for purposes of allocation of the NPM Adjustment, to which the Signatory Parties object. The Panel held a status conference on January 22, 2013, and a hearing on March 7, 2013, to discuss the term sheet. The Panel subsequently issued a Partial Stipulated Settlement Award (“Partial Award”) on March 13, 2013, based on the provisions of the term sheet, that deemed the 20 states (collectively, the “Signatory States”) “diligent” for purposes of allocation of the NPM Adjustment. Furthermore, the Panel created a process for reallocating any NPM Adjustment among non-diligent states that changes the terms of the MSA itself. Therefore, if the State is found to have been “not diligent” in its enforcement of its escrow statute in 2003, the State would have exposure not only for its portion of the NPM adjustment, but also for its proportionate share of the NPM Adjustment attributable to the Signatory States. The State (as well as several other states) has moved in its state court to vacate or modify the Partial Award notwithstanding the Panel’s finding. The State’s motion has been adjourned several times. Courts in Missouri and Pennsylvania have issued decisions vacating or modifying the Panel’s Partial Award. In both cases the court held that the Signatory States should be deemed not diligent for purposes of allocating the NPM Adjustment. The Maryland court denied the state’s motion to vacate or modify the Partial Award, while courts in the remaining states challenging the Partial Award have not yet ruled.

The PMs have expressed their expectation to bring a nationwide NPM Adjustment Arbitration for sales year 2004 against the State and the other states that rejected the term sheet.

State of New York, et al. v. The United States of America, et al., 06-CV-810 (WDNY) is an action by the State and the New York State Energy Research and Development Authority seeking (i) a declaration that defendants are liable under the Comprehensive Environmental Response, Compensation, and Liability Act (CERCLA) for the State’s response costs and for damages to the

State’s natural resources stemming from nuclear contamination from the Western New York Nuclear Service Center in Cattaraugus County, New York (the “Site”), and a judgment compensating the State for such costs and damages, (ii) a declaration of defendants’ responsibilities under the West Valley Demonstration Project Act (the “Act”) to decontaminate and decommission the Site as well as for future site monitoring and maintenance, and (iii) a declaration that the defendants are responsible for paying the fees for disposal of solidified high level radioactive waste at the Site under the Nuclear Waste Policy Act. Thus far, the combined federal and State costs as of the date of the Updated Financial Plan amount to approximately $2.6 billion, with the State’s expenses approaching $320 million.

After commencement of the action, the parties engaged in court-ordered mediation, as a result of which a consent decree was approved and entered on August 17, 2010 resolving several key claims in the litigation. The Consent Decree identifies a specific cost share for each government for specified facilities and known areas of contamination, and sets forth a process for determining cost shares for contamination that may be identified in the future. The Consent Decree does not select or advocate the selection of any particular cleanup program for the Site, and cleanup decisions are being made via the ongoing Environmental Impact Statement process.

The Consent Decree also does not resolve two claims raised in the State’s lawsuit—the State’s natural resource damages claim and its Nuclear Waste Policy Act claim. The first claim, which the federal government has agreed to toll, will be pursued by the State Department of Environmental Conservation (as trustee of the State’s natural resources) and the Attorney General’s office. The claim concerning the federal government’s obligation to pay fees for disposal of high level radioactive waste from the West Valley Demonstration Project under the Nuclear Waste Policy Act has not been settled or dismissed and remains in litigation. In accordance with an agreed briefing schedule, the parties have submitted their opening and responsive briefs for competing motions to dismiss the Nuclear Waste Policy Act claim. The Court issued an order on November 20, 2013 granting the State’s motion to dismiss this claim (for lack of ripeness), and denying the United States’ motion to dismiss to the extent that it sought a ruling on other grounds.

The plaintiffs in Hampton Transportation Ventures, Inc. et al. v. Silver et al. (now in Sup. Ct., Albany Co.) and other similar cases, including William Floyd Union Free School District v. State (now in Sup. Ct., New York Co.), Town of Brookhaven v. Silver, et al. (now in Sup. Ct., Albany Co.), Town of Southampton and Town of Southold v. Silver (now in Sup. Ct., Albany Co.), Town of Huntington v. Silver (now in Sup. Ct., Albany Co.), Mangano v. Silver (Sup. Ct., Nassau Co.), Town of Smithtown v. Silver (now part of the Mangano case in Sup. Ct., Nassau Co.) and Vanderhoef v. Silver (now in Sup. Ct., Albany Co.), challenge the constitutionality of 2009 Laws of New York chapter 25, which imposed certain taxes and fees, including a regional payroll tax, in the Metropolitan Commuter Transportation District, the revenue from which is passed to the Metropolitan Transportation Authority. Plaintiffs sought judgments declaring that the enactment of Chapter 25 violated State constitutional provisions relating to the need for a home rule message, supermajority requirements for enactment of special or local laws, single purpose appropriation bill, and liability for the debts of public authorities. In addition, plaintiffs demand a judgment declaring that enactment of chapter 25 violated provisions of the Public Authority Law § 1266 requiring that the Metropolitan Transportation Authority be self-sustaining. A village, a number of additional towns, Suffolk County and the Orange County Chamber of Commerce have joined the Mangano case as plaintiffs. All of these cases were resolved on their merits for the defendants and are concluded.

In Maisto v. State of New York (formerly identified as Hussein v. State of New York), plaintiffs seek a judgment declaring that the State’s system of financing public education violates section 1 of article 11 of the State Constitution, on the ground that it fails to provide a sound basic education. In a decision and order dated July 21, 2009, Supreme Court, Albany County, denied the State’s motion to dismiss the action. The State appealed this denial to the Appellate Division, Third Department. On January 13, 2011, the Appellate Division, Third Department, affirmed the denial of the motion to dismiss. On May 6, 2011, the Third Department granted defendants leave to appeal to the Court of Appeals. On September 15, 2011, the Court of Appeals placed the appeal on track for full briefing and oral argument. The appeal was argued April 26, 2012. On June 26, 2012, the Court of Appeals affirmed the denial of the State’s motion to dismiss. Depositions have been completed. The discovery deadline was May 3, 2013, and the note of issue was filed on May 13, 2013. A pre-trial conference was scheduled for December 23, 2014, and the trial is scheduled for January 21, 2015.

In Aristy-Farer, et al. v. The State of New York, et al. (Sup. Ct., N.Y. Co.), commenced February 6, 2013, plaintiffs seek a judgment declaring that the provisions of L. 2012, Chapter 53 and L. 2012, Chapter 57, Part A Section 1, which links payment of State school aid increases for 2012-13 to submission of approvable teacher evaluation plans by local school districts violates, among other provisions of the State Constitution, Article XI, Section 1, because implementation of the statutes would prevent students from receiving a sound basic education. Plaintiffs moved to enjoin the defendants from taking any actions that would reduce payment of State aid disbursements referred to as General Support for Public Schools (“GSPS”) to the City pending a final determination, and the State opposed this motion. By order dated February 19, 2013, the Court granted the motion for preliminary injunction. The State appealed, and on May 21, 2013, the Appellate Division, First Department, denied plaintiffs’ motion for a stay pending appeal. Consequently, plaintiffs have agreed to vacate their preliminary injunction and the State will withdraw its appeal. On April 7, 2014, the Court denied the State’s motion to dismiss, and the State has appealed. By decision dated August 12, 2014, the Court granted a motion to consolidate this case with New Yorkers for Student Educational Rights v. New York, summarized below.

In New Yorkers for Students Educational Rights v. New York, the organizational plaintiff and a number of individual plaintiffs initiated a new lawsuit on February 11, 2014, in Supreme Court, New York County, alleging that the State is not meeting its constitutional obligation to fund schools in the City and throughout the State to provide students with an opportunity for a sound basic education. In particular, plaintiffs claim that the State is not meeting its funding obligations for City schools under the Court of Appeals decision in Campaign for Fiscal Equity (“CFE”) v. New York, 8 N.Y.3d 14 (2006), and—reiterating the claims of Aristy-Farer—challenge legislation conditioning greater funding for City schools on the timely adoption of a teacher evaluation plan. Among other things, plaintiffs allege similar claims concerning other school districts throughout the State, and that the State has failed to provide assistance, services, accountability mechanisms and a rational cost formula to ensure that students throughout the State have an opportunity for a sound basic education.

Plaintiffs seek a judgment declaring that the State has failed to comply with CFE and the command of State Constitution Article XI to supply funding for public schools within the State, and that the gap elimination adjustment and caps on State aid and local property tax increases are unconstitutional. In addition, plaintiffs seek an injunction requiring the State to terminate the gap elimination adjustments and caps on State aid and local property tax increases, to reimburse the City for the funding that was withheld for failure to timely adopt a teacher evaluation plan, to supply increased assistance, services and accountability, to appoint an independent commission to determine the cost of giving students an opportunity for a sound basic education, and to revise State aid formulas.

The State filed a motion on May 30, 2014 to dismiss all claims, and on June 24, 2014, plaintiffs moved for a preliminary injunction seeking to restrain defendants from enforcing three of the four statutory provisions challenged in the underlying action. Subsequently, defendants moved by Order to Show Cause on July 8, 2014 to change the venue of the preliminary injunction application, as well as the entire action, to Albany County. The Court, via a Decision and Order dated August 8, 2014, granted defendants’ motion to transfer the preliminary injunction application to Albany County, but denied that part of the motion which sought to transfer the entire action. Plaintiffs withdrew their motion for a preliminary injunction by letter dated October 27, 2014. The Court denied defendants’ motion to dismiss by order dated November 17, 2014, and granted the motion of the City of Yonkers to intervene as a plaintiff in the proceeding by separate order dated November 17, 2014. Defendants’ deadline for filing an answer to the petition is November 28, 2014.

In New York State United Teachers, et al. v. The State of New York, et al. (Sup. Ct., Albany Co.), commenced February 20, 2013, plaintiffs seek a judgment declaring that the provisions of Education Law Section 2023-a, which limits the tax that school districts may levy on real property within their districts, violate, among other provisions of the State Constitution, Article XI, Section 1, because implementation of the statute would prevent students from receiving a sound basic education and impair the right of plaintiffs to substantially control school district finances. Plaintiffs also seek injunctive relief barring application of the statutory tax cap to local education funding. Defendants’ motion to dismiss the amended complaint was returnable on December 12, 2013. After a series of judge reassignments, the Court issued a Decision and Order on September 23, 2014 which (1) granted defendants’ motion to dismiss the First Amended Complaint which challenged the constitutionality of Education Law § 2023-a (i.e., the Tax Cap law); and (2) granted the plaintiffs’ leave to serve a Second Amended Complaint to add a challenge to Education Law § 2023-b (i.e., the Tax Freeze law). The defendants’ response to the Second Amended Complaint was due December 1, 2014. Another motion to dismiss is contemplated.

In Kateri Residence v. Novello (Sup. Ct., New York Co.) and several other cases, plaintiffs challenge a number of nursing home rate methodologies, including the “reserve bed patient day adjustment,” which regulates payments to nursing homes when long term care patients are receiving off-site care. Supreme Court, New York County, granted partial summary judgment to plaintiffs in Kateri, finding that the reserve bed patient day adjustment rate methodology was improper. In addition, the Court directed the defendant to re-compute Medicaid rates for the plaintiffs’ facilities. The deadline for such re-computation was June 28, 2013. The Appellate Division, First Department affirmed the Supreme Court’s partial summary judgment decision on interlocutory appeal and remanded the case to the Supreme Court for further proceedings. The Court of Appeals denied leave to appeal on the grounds that the decision was not final. The Supreme Court directed the defendant to compute Medicaid rates for the plaintiffs’ facilities, which was completed in October 2013. The parties are now conducting discovery. Plaintiffs have brought a motion, returnable March 5, 2014, to compel payment of the impacted Medicaid rates computed so far by Department of Health staff, resulting from application of the reserve bed day methodology. On June 3, 2014, the court granted this motion, directing payment of $6.5 million of the $49 million sought by plaintiff. Plaintiffs brought an additional motion to consolidate over 200 other Medicaid rate cases into the present case, which was granted. The State has filed a notice of appeal.

In Oneida Indian Nation of New York v. Paterson, et al. and four consolidated cases, the tribal plaintiffs seek declaratory judgments that their rights under federal law have been violated by Chapters 134 and 136 of the Laws of 2010, which amended the Tax Law regarding collection of excise taxes on reservation cigarette sales to non-tribal members and enjoining the State from enforcing those laws. The District Court for the Western District of New York rejected plaintiffs’ motions for preliminary injunctions in four of the five cases, but granted a stay of enforcement pending plaintiffs’ appeal. Plaintiffs’ motion for a preliminary injunction was granted by the District Court for the Northern District of New York in the fifth case. The Second Circuit Court of Appeals affirmed the Western District’s orders on May 9, 2011, which denied the plaintiffs’ motions for preliminary injunctions, and vacated the Northern District’s order granting the motion for a preliminary injunction, vacated all stays pending appeal, and remanded the cases to the respective District Courts for further proceedings consistent with the Court’s opinion. In the Northern and Western District cases, the State has moved for summary judgment and the plaintiffs have moved for voluntary dismissal without prejudice. The motions were taken on submission in the Northern District on November 25, 2011 and argued in the Western District on December 20, 2011. On January 9, 2012, the District Court for the Northern District of New York granted plaintiff’s motion for voluntary dismissal without prejudice and denied the State defendants’ motion for summary judgment as moot.

In New York Insurance Association, Inc. v. State (Sup. Ct., Albany Co.), several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department pursuant to Insurance Law § 332 violate the Insurance Law and the State and federal Constitutions to the extent that the assessments include amounts for items that are not direct expenses of the Insurance Department. The plaintiff insurance companies allege, among other things, that these assessments constitute an unlawful tax because they include amounts for items that are not the legitimate direct and indirect costs of the Insurance Department. Depositions have been completed. The note of issue was filed on June 3, 2013. The parties have moved for summary judgment and the motions were submitted on March 25, 2014. The plaintiffs/intervenor-plaintiffs have served a third amended complaint, which adds a challenge to the 2012-13 assessments, and have supplemented summary judgment papers to address this claim.

In July 2011, plaintiffs sued the State and other Defendants in Akwesasne Convenience Store Association et al. v. State of New York, in Supreme Court, Erie County, seeking a declaration that the statutory voucher system impermissibly burdens Indian commerce and is preempted by federal law and further seeking to enjoin the implementation, administration or enforcement of the system. The court denied plaintiffs’ request for a temporary restraining order and, in a decision dated August 18, 2011, also denied plaintiffs’ subsequent motion for a preliminary injunction. Plaintiffs appealed to the Appellate Division, Fourth Department, which denied plaintiffs’ motion for a preliminary injunction pending appeal on September 14, 2011. By decision dated August 2, 2012, the Supreme Court, Erie County, granted defendants’ motion for summary judgment dismissing the complaint and denied plaintiffs’ cross motion for summary judgment. Plaintiffs appealed directly to the Court of Appeals by notice of appeal filed on October 12, 2012. On January 15, 2013, the Court of Appeals transferred the appeal to the Appellate Division, Fourth Department, on the grounds that a direct appeal to the Court of Appeals does not lie.

State Retirement Systems

The State and Local Retirement Systems (“Systems”) provide coverage for public employees of the State and its localities (except employees of the City and teachers, who are covered by separate plans). The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. The present value of anticipated benefits for current members, retirees and beneficiaries increased from $204.5 billion on

April 1, 2013 to $216.4 billion (including $101.5 billion for current retirees and beneficiaries) on April 1, 2014, and the net assets available for benefits as of March 31, 2014 were $181.3 billion (including $5.3 billion in receivables, consisting of employer contributions, amortized amounts, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase of $17.1 billion or 10.4 percent from the fiscal year 2012-13 level of $164.2 billion. Under the funding method used by the Systems, the anticipated benefits of current members, retirees and beneficiaries are expected to be sufficiently covered by the net assets, plus future actuarially determined contributions.

The investment losses experienced in fiscal year 2009 have negatively impacted the value of assets held for the Systems. The effect of the loss is spread over a 5-year period by the current actuarial smoothing method. Consequently, employer contribution rates have increased for fiscal years 2010-11, 2011-12, 2012-13 and 2013-14, but decreased for fiscal years 2014-15 and 2015-16 as a result of recent investment gains. The amount of future annual increases will partly depend on the pension fund’s value as of each April 1, and also on the present value of the expected benefits to be paid by the pension fund as of each April 1.

For fiscal year 2013-14, the total State payment (including Judiciary) was approximately $2.7 billion. The State’s total payment was reduced by approximately $1.6 billion due to prepayments and related interest adjustments. Additionally, for fiscal year 2013-14, the State amortized the maximum amount permitted, which reduced by $937.0 million the required March 1, 2014 payment. The estimated State payment (including Judiciary) due March 1, 2015 for fiscal year 2014-15 is $2.8 billion. The State has prepaid approximately $2.0 billion and has been credited with the related interest adjustment. If the State (including Judiciary) were to opt to amortize the maximum amount permitted, the required March 1, 2015 payment would be reduced to zero.

Authorities

Generally, the fiscal stability of the State is partially dependent upon the fiscal stability of its public Authorities, including those that finance, construct and/or operate revenue-producing public facilities. These Authorities generally pay their own operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, tuition and fees, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation also authorizes numerous financing structures, which may be used for the financings.

Furthermore, there are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made rather to certain Authorities to secure the payment of debt service on their revenue bonds and notes. However, the State has no constitutional or statutory responsibility to give assistance to localities above amounts that have been appropriated therefor in any particular year. Some public Authorities also receive funds from State appropriations to pay for the operating costs of certain programs.

Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions provided for in legislative authorization. Not surprisingly, the State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its Authorities were to default on their respective obligations. As of December 31, 2013 (with respect to the New York Job Development Authority, as of March 31, 2014), there were 19 Authorities with outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $175 billion, only a portion of which constitutes State-supported or State-related debt.

Metropolitan Transportation Authority

In December 2014, MTA released its adopted 2015 Budget and Four-Year Financial Plan 2015-2018 (the “MTA Plan”) for itself and its affiliates and subsidiaries, which operate various rail, subway and bus services in the City and the surrounding area. The MTA Plan reflects MTA’s continued pursuit of seeking greater operational efficiency and additional cost saving initiatives, and addresses long-term costs such as health care, pensions and paratransit that were previously viewed as uncontrollable. Despite an improved outlook and signs of regional economic recovery, if the national recovery were to falter and negatively impact the regional economy, MTA has limited financial reserves to offset lower-than-expected operating revenues, taxes and subsidies. The MTA Plan assumes that State budget actions will provide full remittance to MTA of all resources collected on MTA’s behalf as well as that additional efficiency savings will be identified, and that those efforts will be sustainable. Furthermore, although MTA has been successful in the face of challenges to the Payroll Mobility Tax, external pressures on this funding source remain, and any changes to this tax could negatively impact this important MTA revenue source. For instance, if the tax were repealed in counties outside of the City, MTA would lose about $300 million annually. Moreover, if the Payroll Mobility Tax were repealed for those suburban counties, or if MTA does not achieve the three “net zero” labor settlement, deficits would spike by about $1.2 billion over the MTA Plan period, and significant “one-shot” actions would be required, which would be a devastating blow to the expected 2015-2019 MTA capital program. In addition, the MTA faces long-term vulnerabilities due to, among other things, increased costs associated with certain “mega” projects reflected in the MTA Plan, uncertain support from the federal government for the MTA capital program and dramatically increased insurance costs as a result of two major weather events in two years. The MTA Plan revealed an actual net cash balance of $314 million in 2013, and estimated net cash balances of $150 million in 2014, $64 million in 2015, $102 million in 2016 and $1 million in 2017, with a projected cash deficit of $322 million in 2018.

The official financial disclosure of the MTA and its subsidiaries is available by contacting the Metropolitan Transportation Authority, Finance Department, 347 Madison Avenue, 6th Floor, New York, New York 10017, or by visiting the MTA website at www.mta.info.

New York City Economy

The fiscal demands on the State may be affected by the fiscal condition of the City. The City relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets in any given fiscal year will be adopted by the April 1 statutory deadline; that interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures.

The discussion that follows regarding the status of the City economy is based primarily on information published by OMB no later than June 26, 2014. All predictions and past performance information regarding the City economy contained in this subsection were made by OMB on or prior to that date, even though they may be stated in the present tense, and may no longer be accurate. All the risks to the national and State economies apply to the City economy. In conjunction with this summary of the City economy you should also review the “State Economy” subsection of this “Factors Affecting Municipal Securities in New York” section of this SAI which presents DOB’s assessment of the national and State economy.

While the U.S. economy continues its sluggish growth, the City’s economy has seen sustained growth after the financial crisis which started late in 2008. According to OMB, as of February 2014, most of the service-providing sectors in the City have exceeded their pre-financial crisis peaks. In total, the City’s private sector employment increased 2.6 percent in 2013. This was the third consecutive year that private employment increased by more than 2 percent. OMB expects, however, that the private sector job market will return to a more steady growth rate of 1.7 percent in 2014, followed by a moderate growth annual rate of 1.5 percent in 2015-2018. Despite strong job growth for the City during 2010-2012, OMB indicated that the City’s unemployment rate remained high at 7.4 percent in 2013, although it subsequently dropped to 6.4 percent in October 2014. Wages are expected to increase by 2.5 percent in 2014, followed by average growth of 2.6 percent annually from 2015-2018. Consequently, total wage earnings in the City in 2014 are projected to be approximately $323 billion, an increase of 3.9 percent.

Wall Street saw compensation rise again, as cash bonuses return and deferred equity awards from prior years continue to vest. Consequently, securities wage earnings are expected to be 5.8 percent greater (including bonus) in 2013 as compared to 2012. (Securities wage earnings are adjusted, and first quarter bonus payments are accrued to the previous calendar year to reflect when wages are actually earned.) However, strong profits on Wall Street did not lead to job creation, as the securities sector lost about 4,000 jobs. Furthermore, while Wall Street firms saw earnings performance normalize in 2013, uncertainty remains from monetary policy actions and increased regulatory oversight. OMB, therefore, projects a decline in profits in 2014 to a more normal $14 billion. At the same time, securities firms are projected to add 1,000 jobs per year from 2014-2018. Wall Street firms traditionally have reserved approximately 53 percent of their net revenue for compensation. However, the ratio has dropped under that mark in recent years, and this pattern is anticipated to continue with securities wage earnings decreasing by about 6 percent before continuing slight increases in 2016-2018.

Unlike the financial sector, the continuing economic recovery has increased growth in professional and business services, tourism-related sectors (such as retail trade and leisure and hospitality), the information sector, and the education and health sectors. The professional and business services sector has exceeded its pre-recession peak by 45,000 jobs, adding jobs in employment, computer, management and advertising services. OMB projects employment growth to average 14,000 jobs per year from 2014-2018. Tourism continues to be an important contributor to the City’s economy, as the City welcomed an all-time high of 54.3 million visitors in 2013, exceeding the recent prior records set in 2012 and 2011. As a result, occupancy rates at local hotels reached a record high of approximately 89 percent in 2013. After gaining about 72,000 jobs combined in 2010-2013, this sector is projected to grow an average of 10,000 jobs per year from 2014 to 2018. Tourism has also benefitted retail trade, with employment in this sector growing by an average of 12,000 jobs annually from 2010-2013, and projected to add about 9,000 jobs per year through 2018. The information sector has added more than 13,000 jobs from 2010-2013, and is expected to grow by about 4,000 per year through 2018. The historically non-cyclical sectors of education and health services continued to add jobs, growing by almost 25,000 in 2013. OMB forecasts an additional 11,000 and 6,000 jobs in 2014 and 2015, respectively.

Other facets of the City’s economy continue to improve in addition to the labor market. For example, strong job growth in office-using employment benefitted the commercial real estate market, which resulted in new leases of more than 25 million square feet in 2013, a trend that has continued into 2014. Conversely, with new space from One World Trade Center flooding the market, vacancy rates are expected to increase in 2014, putting negative pressure on asking rents. In addition, investors have a positive outlook for the City’s office market, evidenced by the steady flow of large commercial transactions totaling $100 million or more over the past four years, following a deep decrease during the financial crisis. If job additions in the office-using sectors keep their pace as anticipated, then OMB expects that the City’s commercial real estate market should perform well, on both the leasing and investment fronts. The City’s residential real estate market has displayed signs of a genuine recovery, with total sales volume increasing 17.8 percent in 2013 after increasing 7.6 percent in 2012. Furthermore, because a surge of high-end sales to beat federal tax law changes elevated the average price in 2012, average prices for all housing categories decreased by 1.3 percent in 2013. On the other hand, although building permits increased 70 percent in 2013, they remain below trend.

The official financial disclosure of the City and the financing entities issuing debt on its behalf is available by contacting OMB Investor Relations at (212) 788-0920 or contacting the City Office of Management and Budget, 255 Greenwich St., 8th Floor, New York, NY 10007.

New York City Financial Plan

On May 8, 2014, the Mayor’s office released the Executive Budget for Fiscal Year 2014-15 (the “Executive Budget”). On June 26, 2014, the City Council adopted the Executive Budget with certain modifications (the “City Plan”). The City Plan was subsequently modified by the Mayor in November 2014. The City’s fiscal year for 2015 ends on June 30, 2015. (The City’s fiscal year for 2016 will run from July 1, 2015 to June 30, 2016.) The City Plan’s projected revenues and expenditures for the 2015 fiscal year are balanced, in accordance with GAAP (except for the application of GASB Statement No. 49, which prescribes the accounting treatment of pollution remediation costs). However, the City Plan projects gaps of $1.8 billion, $1.2 billion and $1.8 billion for fiscal years 2016, 2017 and 2018, respectively. The City Plan estimates total revenues of $77.0 billion for fiscal year 2015, and total revenues for each of the gap out-years of approximately $77.0 billion in 2015-16, $79.2 billion in 2016-17 and $81.6 billion in 2017-18. The City Plan’s projections for total expenditures for fiscal year 2015 is $77.0 billion, and for each of the gap out-years is approximately $78.8 billion in 2015-16, $80.4 billion in 2016-17 and $83.4 billion in 2017-18.

The staffs of the New York State Financial Control Board (“FCB”), Office of the State Deputy Comptroller for the City of New York (“OSDC”), the City Comptroller and the Independent Budget Office (“IBO”) issue periodic reports on the City’s financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

New York City Financing Program

Successful execution of the City Plan depends upon the City’s ability to market its securities successfully. According to the City Plan, the City’s program for financing capital projects for fiscal years 2015 through 2018 projects $25.0 billion of long-term borrowing to support the City’s current capital program. This does not include State funded financing for education capital purposes through New York City Transitional Finance Authority (“TFA”) Building Aid Revenue Bonds (“BARBS”). The financing of the City’s capital program is divided among General Obligation (“GO”) bonds, TFA bonds (other than BARBS) and New York City Municipal Water Finance Authority (“NYW”) bonds. During fiscal years 2015 through 2018, the City is expected to issue $9.4 billion in GO bonds; TFA is expected to issue $10.4 billion in bonds; and NYW is expected to issue $5.1 billion in bonds. In addition, TFA expects to issue $5.8 billion of BARBs during fiscal years 2015 through 2018.

The debt service for the City, TFA (excluding BARBs) and City appropriation debt or conduit debt, not including the effect of pre-payments, is 7.6 percent of the City’s total budgeted revenues in 2014. That ratio is expected to increase to 9.7 percent in 2018. As a percentage of tax revenues, the debt service ratio was 11.7 percent in fiscal year 2014 and is anticipated to grow to 13.8 percent in fiscal year 2018.

For fiscal year 2014, the City’s total debt outstanding issued through GO bonds, TFA bonds, TSASC bonds and Conduit Debt (other than TFA BARBS) is expected to be approximately $69.8 billion. Another $30.0 billion in NYW bonds are expected to be outstanding for fiscal year 2014. For fiscal year 2015, the City’s total debt outstanding issued through GO bonds, TFA bonds, TSASC bonds and Conduit Debt (other than BARBS) is expected to be approximately $72.0 billion. Another $31.3 billion in NYW bonds are expected to be outstanding for fiscal year 2015.

The City Plan is predicated on numerous assumptions, including the condition of the City’s and the region’s economies and the associated receipt of economically sensitive tax revenues in the projected amounts. The City Plan is also subject to a variety of other factors.

In addition to borrowings related to capital projects, the City issues both revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, NYW, TFA, TSASC and other bonds and notes will be subject to prevailing market conditions. The City’s planned capital and operating expenditures are dependent upon the sale of its GO debt, as well as debt of the NYW, TFA, Dormitory Authority of the State of New York and TSASC.

The City’s outstanding GO bonds were rated AA with a stable outlook by S&P as of December 2, 2014, AA with a stable outlook by Fitch as of August 8, 2014 and Aa2 with a stable outlook by Moody’s as of February 28, 2014. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency that furnished the rating. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City’s GO bonds.

Other Localities

Historically, the State has provided unrestricted financial assistance to cities, counties, towns and villages outside of the City. Certain localities outside the City have experienced financial problems and have consequently requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more prevalent in recent years. Not included in the projections of the State’s receipts and disbursements for the State’s 2013-14 fiscal year or thereafter is the potential impact of any future requests by localities for additional financial assistance.

Like the State, localities must respond to changing political, economic and financial influences that can adversely affect their financial condition. For example, the State or federal government may decrease (or, potentially, eliminate) funding of local programs, therefore requiring localities to pay those expenditures using their own funds. Furthermore, prior cash flow problems for the State have caused delays in State aid payments, which in some instances, have necessitated short-term borrowing at the local level. Additional factors that have had, or could have, an impact on the fiscal condition of localities include: the loss of temporary federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by localities and school districts of property, sales and other taxes; and for certain communities, the substantial upfront costs for rebuilding and clean-up after a natural disaster.

Localities may face unanticipated problems as a result of pending litigation, judicial decisions and long-range economic trends. They may also require additional State assistance because of other large-scale potential problems, such as declining urban populations, reductions in the real property tax base, increasing expenditures, or the loss of skilled manufacturing jobs. Severe financial difficulties could jeopardize localities’ access to the public credit markets, which may negatively impact the marketability of notes and bonds issued by the localities within the State.

Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings. For the 2012-13 fiscal year, the total indebtedness for all localities in the State other than the City was approximately $43.6 billion. This figure includes bonds issued by the localities, certain debt guaranteed by the localities and installment purchase contracts, but excludes capital lease obligations, assets held in sinking funds, certain amounts available at the start of a fiscal year for redemption of debt, and the indebtedness of certain localities that did not file annual financial reports with the State Comptroller.

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                                                                             NAN-VMTP-0215

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NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 20, 2015	PROXY

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen New York Dividend Advantage Municipal Fund 2, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen New York Dividend Advantage Municipal Fund 2 which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on April 20, 2015, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen New York Dividend Advantage Municipal Fund 2 represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

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1.	Election of Board Members: Class III:	Preferred Shares only:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
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